UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 9 of its series:

Wells Fargo Intrinsic Small Cap Value Fund, Wells Fargo Small Cap Opportunities Fund, Wells Fargo Small Cap Value Fund, Wells Fargo Small/Mid Cap Value Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Traditional Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund.

Date of reporting period: March 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

March 31, 2016

Wells Fargo Intrinsic Small Cap Value Fund

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The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Throughout the period, stock performance was highly volatile.

Stock values recovered during the second half of the first quarter of 2016.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic Small Cap Value Fund for the 12-month period that ended March 31, 2016. Throughout the period, stock performance was highly volatile. Investors reacted to slowing economic growth, moderating corporate earnings, weakening commodity prices, increasing central-bank intervention, and shifts in currency values. During the last four weeks of the period, investor sentiment appeared to move beyond these concerns as economic data firmed and stocks gained across the capitalization spectrum.

As investors grew concerned about global issues, volatility increased.

A common measure of investors’ stock volatility expectations—the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)1—illustrated the shifts in investor sentiment. The VIX spiked to readings above 40 in August 2015, indicating increased investor anxiety. During a comparatively calm autumn, VIX readings trended to the midteens and closer to their five-year average. Then stock markets grew volatile again as the winter months arrived. After the new year began, VIX readings spiked to the high 20s as U.S. equity markets posted their worst start to a calendar year on record. Stock values recovered during the second half of the first quarter of 2016. Investors appeared to be encouraged by improving economic data and the reassurances of central bankers that they remain committed to spurring growth through policy initiatives.

However, business, economic, and central-bank policy development had countervailing influences. For example, while a stronger dollar benefited consumer purchasing power, it tended to negatively affect corporate earnings and investment gains earned overseas when translated to U.S. dollars. Lower energy costs helped consumers’ budgets but hampered the profits and stock performance in the energy sector. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty.

Central bankers responded with policy initiatives in response to shifting economic conditions.

In December 2015, the U.S. Federal Reserve (Fed) increased the federal funds rate, the first interest-rate increase since 2006. The Fed also expressed its intention to increase the rate several times during 2016. After the new year began, as data weakened and volatility increased, the Fed retrenched, which injected additional uncertainty into the markets. In the eurozone, the European Central Bank continued to encourage lending and investing by making funds available to banks at low interest rates, imposing a negative interest rate on bank deposits, and purchasing bonds through its quantitative easing program. In Japan, the central bank also implemented a negative interest-rate policy intended to spur lending and investment. In China, the People’s Bank of China lowered interest rates and bank reserve requirements, in addition to devaluing the country’s currency to support exports.

[1]	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. Several investors expressed interest in trading instruments related to the market’s expectation of future volatility, and so VIX futures were introduced in 2004, and VIX options were introduced in 2006.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	3

Volatility and recoveries highlighted the value of a long-term investment strategy.

The experience of the past 12 months demonstrated the value of maintaining a disciplined, long-term investment strategy despite short-term volatility. Broad U.S. equity indexes trimmed their worst losses measured to the midpoint of the period to recover all or a portion of their lost values by the end of the period. For example, the S&P 500 Index,2 a commonly referenced gauge of large-cap stock performance, gained 1.78% for the 12-month period that ended March 31, 2016, after recording a 6.18% loss for the six-month period that ended September 30, 2015. Some observers attributed the S&P 500 Index’s relative outperformance to investors who moved their equity allocations higher in the capitalization structure in pursuit of the perceived safety of large-cap stocks. The Russell Midcap® Index3 lost 4.04% for the 12-month period that ended March 31, 2016, regaining more than half of the 9.42% loss it had recorded for the six-month period that ended September 30, 2015. For the 12-month period that ended March 31, 2016, the Russell 2000® Index,4 a common small-cap stock index, lost 9.76%, an improvement from the 11.55% loss it had recorded during the six-month period that ended September 30, 2015.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Notice to shareholders

At a meeting held on February 17-18, 2016, the Board of Trustees approved a change to the subadviser for the Fund to Wells Capital Management Incorporated (“WellsCap”) in connection with the merger of Metropolitan West Capital Management, LLC (“MetWest”), the Fund’s current subadviser, into WellsCap (the “Merger”). The Merger is expected to take place on or about July 1, 2016. With the completion of the Merger, MetWest personnel will become exclusively personnel of WellsCap. The Merger will not result in any change to the services provided to the Fund or to the Fund’s strategies or fees and expenses.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

4	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Alex Alvarez, CFA®

Samir Sikka, CFA®

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSMX)	3-31-2008	(12.70)	6.26	3.43	(7.36)	7.52	4.04	1.42	1.36
Class C (WSCDX)	3-31-2008	(9.03)	6.72	3.29	(8.03)	6.72	3.29	2.17	2.11
Administrator Class (WFSDX)	4-8-2005	–	–	–	(7.17)	7.75	4.31	1.34	1.21
Institutional Class (WFSSX)	4-8-2005	–	–	–	(7.02)	7.98	4.52	1.09	1.01
Russell 2000® Value Index[4]	–	–	–	–	(7.72)	6.67	4.42	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	5

Growth of $10,000 investment as of March 31, 2016[5]

[1]	Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Prior to June 1, 2010, the Fund was named Wells Fargo Advantage Small Cap Disciplined Fund. Metropolitan West Capital Management, LLC replaced Wells Capital Management as a subadviser for the Fund effective June 1, 2010. Accordingly, performance figures shown prior to June 1, 2010, do not reflect the principal investment strategies or performance of Metropolitan West Capital Management, LLC.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.35% for Class A, 2.10% for Class C, 1.20% for Administrator Class, and 1.00% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period

6	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	Amidst a volatile period for the markets in which small-cap stocks were more negatively affected than their large- and mid-cap peers, the Fund (Class A, excluding sales charges) outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2016.

■	Stock selection accounted for all of the Fund’s outperformance.

■	Relative sector weightings, which are a by-product of our bottom-up security selection process, had a minor negative impact during the period.

We remain focused on identifying companies with sustainable business models and attractive quality characteristics.

Looking at the broader market, large-cap stocks (as measured by the Russell 1000® Index)6 outperformed their mid-cap (as measured by the Russell Midcap® Index)7 and small-cap (as measured by the Russell 2000® Value Index) counterparts for the period. In a reversal from the prior 12-month period, value stocks outperformed growth stocks in the small-capitalization range. Consistent with our long-term investment perspective, we adhere to a fundamentally based investment process. We do not predict the direction of the market or the implications of macroeconomic events. As a result, we remain focused on identifying companies with sustainable business models that possess attractive quality characteristics, trade at discounts to our estimates of intrinsic value, and possess value drivers that we expect to cause stock price appreciation over the next two to four years.

Ten largest holdings (%) as of March 31, 2016[8]
KAR Auction Services Incorporated	2.99
WEX Incorporated	2.39
Ascena Retail Group Incorporated	2.28
Party City Holdco Incorporated	2.20
EVERTEC Incorporated	2.14
AMN Healthcare Services Incorporated	2.14
Zions Bancorporation	2.11
Armstrong World Industries Incorporated	2.10
Pier 1 Imports Incorporated	2.07
SeaWorld Entertainment Incorporated	1.96

Compared with the Russell 2000® Value Index, stock selection in the energy, health care, industrials, and consumer staples sectors were the largest contributors to relative performance. However, an overweight in the worst-performing energy sector partially offset the benefit of strong security selection in this sector. In these sectors, respectively, natural gas and oil producer Encana Corporation; health care staffing provider AMN Healthcare Services, Incorporated; building products company Armstrong World Industries, Incorporated; and wine company Treasury Wine Estates Limited* enhanced value relative to the index.

Conversely, weak relative stock selection in both the financials and information technology (IT) sector detracted the most value during the period. Ocwen Financial Corporation*, a mortgage loan originator and servicer, was the primary detractor in financials, while film and editing solutions provider Avid Technology, Incorporated, was the worst performer in the IT sector.

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes in June, the Fund’s positioning relative to the Russell 2000® Value Index shifted moderately during the period. The most notable change in sector allocation was the shift from an underweight to an overweight in the IT sector. During the period, we made four new investments and sold one position in the IT sector for the Fund. The consumer discretionary sector also shifted from an underweight to an overweight; however, this was primarily driven by the index’s reconstitution. The Fund remains overweight industrials, health care, energy, and consumer staples and underweight financials and utilities relative to the Russell 2000® Value Index. All sector weights are the result of individual stock selection rather than tactical allocation decisions.

Despite potentially distracting macroeconomic events, we remained focused on our investment strategy.

While we do not predict the direction of the market or the implications of macro events, we do believe volatility will persist for the foreseeable future. This volatility should, as it has done in previous quarters, generate dislocations that may create attractive investment opportunities. In addition, companies that previously sheltered investors with their perceived safety, whether derived from quality characteristics or momentum, may not continue to offer this security in the future. Stock selection coupled with valuation will be increasingly more important for investors to consider. Neither quality alone nor market-based investing will serve as a mechanism for protection or performance results.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	7

As always, the adherence to our investment process remains paramount to our team. Through our bottom-up, fundamental, rigorous, company-focused research, we strive to add value for the Fund. We believe the consistent application of our disciplined investment approach should allow us to achieve this goal.

Sector distribution as of March 31, 2016[9]

Please see footnotes on page 5.

8	Wells Fargo Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,029.83	$6.85	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
Class C
Actual	$1,000.00	$1,026.46	$10.64	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58	2.10%
Administrator Class
Actual	$1,000.00	$1,030.73	$6.09	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$1,031.69	$5.08	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Intrinsic Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 91.54%

Consumer Discretionary: 11.22%

Hotels, Restaurants & Leisure: 3.02%
Interval Leisure Group Incorporated «	92,944	$1,342,112
SeaWorld Entertainment Incorporated «	117,350	2,471,391

		3,813,503

Specialty Retail: 8.20%
Ascena Retail Group Incorporated «†	260,160	2,877,370
DSW Incorporated Class A	75,000	2,073,000
Party City Holdco Incorporated «†	184,500	2,774,880
Pier 1 Imports Incorporated	372,500	2,611,225

		10,336,475

Consumer Staples: 5.57%

Food Products: 5.57%
J & J Snack Foods Corporation	11,600	1,256,048
Post Holdings Incorporated †	15,950	1,096,882
Snyders Lance Incorporated	75,062	2,362,952
TreeHouse Foods Incorporated †	26,638	2,310,847

		7,026,729

Energy: 6.84%

Energy Equipment & Services: 1.30%
Forum Energy Technologies Incorporated †	124,030	1,637,196

Oil, Gas & Consumable Fuels: 5.54%
Diamondback Energy Incorporated †	25,046	1,933,050
Encana Corporation	302,520	1,842,347
Oasis Petroleum Incorporated «†	165,740	1,206,587
RSP Permian Incorporated †	69,005	2,003,905

		6,985,889

Financials: 24.24%

Banks: 7.88%
Glacier Bancorp Incorporated	50,400	1,281,168
Hancock Holding Company	73,000	1,676,080
Sterling BanCorp	126,500	2,015,145
Webster Financial Corporation	64,178	2,303,990
Zions Bancorporation	109,930	2,661,405

		9,937,788

Capital Markets: 2.45%
Artisan Partners Asset Management Incorporated Class A	47,000	1,449,480
Stifel Financial Corporation †	55,190	1,633,624

		3,083,104

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Consumer Finance: 1.26%
Encore Capital Group Incorporated «†	61,804	$1,590,835

Insurance: 2.84%
Endurance Specialty Holdings Limited	33,700	2,201,958
Selective Insurance Group Incorporated	37,700	1,380,197

		3,582,155

REITs: 8.22%
Equity Commonwealth †	48,300	1,363,026
Hudson Pacific Properties Incorporated	65,345	1,889,777
Ladder Capital Corporation	81,306	1,012,260
Mack-Cali Realty Corporation	91,103	2,140,921
Parkway Properties Incorporated	152,800	2,392,848
PennyMac Mortgage Investment Trust	115,350	1,573,374

		10,372,206

Thrifts & Mortgage Finance: 1.59%
Essent Group Limited †	96,500	2,007,200

Health Care: 9.27%

Health Care Equipment & Supplies: 3.56%
Haemonetics Corporation †	35,200	1,231,296
Integra LifeSciences Holdings Corporation	22,050	1,485,288
Steris Corporation	25,000	1,776,250

		4,492,834

Health Care Providers & Services: 4.81%
AMN Healthcare Services Incorporated †	80,300	2,698,883
AmSurg Corporation †	19,300	1,439,780
HealthSouth Corporation	51,296	1,930,268

		6,068,931

Life Sciences Tools & Services: 0.90%
Bio-Rad Laboratories Incorporated Class A †	8,250	1,127,940

Industrials: 17.83%

Building Products: 2.10%
Armstrong World Industries Incorporated †	54,693	2,645,500

Commercial Services & Supplies: 6.31%
Essendant Incorporated	72,350	2,310,136
KAR Auction Services Incorporated	98,950	3,773,953
Tetra Tech Incorporated	62,750	1,871,205

		7,955,294

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Machinery: 2.55%
Actuant Corporation Class A «	56,361	$1,392,680
IDEX Corporation	22,100	1,831,648

		3,224,328

Marine: 1.67%
Kirby Corporation †	34,953	2,107,316

Professional Services: 2.79%
Korn/Ferry International	52,210	1,477,021
Resources Connection Incorporated	131,145	2,040,616

		3,517,637

Road & Rail: 1.54%
Landstar System Incorporated	30,030	1,940,238

Trading Companies & Distributors: 0.87%
Beacon Roofing Supply Incorporated †	26,950	1,105,220

Information Technology: 12.84%

Electronic Equipment, Instruments & Components: 2.76%
Jabil Circuit Incorporated	64,500	1,242,915
Zebra Technologies Corporation Class A †	32,491	2,241,879

		3,484,794

Internet Software & Services: 1.36%
Endurance International Group Holdings «†	163,338	1,719,949

IT Services: 6.08%
CoreLogic Incorporated †	56,281	1,952,951
EVERTEC Incorporated	193,100	2,699,538
WEX Incorporated †	36,200	3,017,632

		7,670,121

Technology Hardware, Storage & Peripherals: 2.64%
Avid Technology Incorporated †	179,000	1,210,040
Wincor Nixdorf AG ADR †	172,000	2,112,521

		3,322,561

Materials: 2.13%

Chemicals: 0.99%
Huntsman Corporation	94,060	1,250,998

Containers & Packaging: 1.14%
Silgan Holdings Incorporated	27,100	1,440,907

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2016

Security name		Shares	Value

Utilities: 1.60%

Electric Utilities: 1.60%
Westar Energy Incorporated		40,725	$2,020,367

Total Common Stocks (Cost $107,479,911)			115,468,015

	Yield
Short-Term Investments: 16.77%

Investment Companies: 16.77%
Securities Lending Cash Investments LLC (l)(r)(u)	0.43%	10,432,100	10,432,100
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44	10,727,108	10,727,108

Total Short-Term Investments (Cost $21,159,208)			21,159,208

Total investments in securities (Cost $128,639,119) *	108.31%	136,627,223
Other assets and liabilities, net	(8.31)	(10,478,918)

Total net assets	100.00%	$126,148,305

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $129,175,074 and unrealized gains (losses) consists of:

Gross unrealized gains	$19,311,066
Gross unrealized losses	(11,858,917)

Net unrealized gains	$7,452,149

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2016	Wells Fargo Intrinsic Small Cap Value Fund	13

Assets
Investments
In unaffiliated securities (including $10,308,487 of securities loaned), at value (cost $107,479,911)	$115,468,015
In affiliated securities, at value (cost $21,159,208)	21,159,208

Total investments, at value (cost $128,639,119)	136,627,223
Receivable for Fund shares sold	594
Receivable for dividends	136,364
Receivable for securities lending income	5,215
Prepaid expenses and other assets	30,439

Total assets	136,799,835

Liabilities
Payable for Fund shares redeemed	79,052
Payable upon receipt of securities loaned	10,432,100
Management fee payable	79,153
Distribution fee payable	174
Administration fees payable	16,715
Accrued expenses and other liabilities	44,336

Total liabilities	10,651,530

Total net assets	$126,148,305

NET ASSETS CONSIST OF
Paid-in capital	$172,340,693
Undistributed net investment income	84,714
Accumulated net realized losses on investments	(54,265,206)
Net unrealized gains on investments	7,988,104

Total net assets	$126,148,305

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$49,898,246
Shares outstanding – Class A1	2,124,220
Net asset value per share – Class A	$23.49
Maximum offering price per share – Class A2	$24.92
Net assets – Class C	$285,278
Shares outstanding – Class C1	12,905
Net asset value per share – Class C	$22.11
Net assets – Administrator Class	$4,892,653
Shares outstanding – Administrator Class[1]	204,800
Net asset value per share – Administrator Class	$23.89
Net assets – Institutional Class	$71,072,128
Shares outstanding – Institutional Class[1]	2,944,776
Net asset value per share – Institutional Class	$24.13

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic Small Cap Value Fund	Statement of operations—year ended March 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $4,962)	$2,668,663
Securities lending income, net	197,790
Income from affiliated securities	14,935

Total investment income	2,881,388

Expenses
Management fee	1,165,825
Administration fees
Class A	45,782
Class C	673
Administrator Class	6,108
Institutional Class	90,716
Investor Class	102,596 [1]
Shareholder servicing fees
Class A	54,377
Class C	754
Administrator Class	12,511
Investor Class	80,154 [1]
Distribution fee
Class C	2,262
Custody and accounting fees	18,493
Professional fees	42,493
Registration fees	84,444
Shareholder report expenses	36,107
Trustees’ fees and expenses	14,495
Other fees and expenses	11,342

Total expenses	1,769,132
Less: Fee waivers and/or expense reimbursements	(160,435)

Net expenses	1,608,697

Net investment income	1,272,691

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(1,665,408)
Net change in unrealized gains (losses) on investments	(10,385,846)

Net realized and unrealized gains (losses) on investments	(12,051,254)

Net decrease in net assets resulting from operations	$(10,778,563)

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Intrinsic Small Cap Value Fund	15

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment income		$1,272,691		$537,231
Net realized gains (losses) on investments		(1,665,408)		18,094,620
Net change in unrealized gains (losses) on investments		(10,385,846)		(6,365,605)

Net increase (decrease) in net assets resulting from operations		(10,778,563)		12,266,246

Distributions to shareholders from
Net investment income
Class A		(294,808)		0
Administrator Class		(41,643)		0
Institutional Class		(746,490)		(328,545)

Total distributions to shareholders		(1,082,941)		(328,545)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,209,930	53,774,520	9,617	235,725
Class C	3,943	90,523	3,365	77,441
Administrator Class	49,058	1,237,272	25,631	625,437
Institutional Class	169,210	4,119,915	303,417	7,622,405
Investor Class	44,383 [1]	1,114,922 [1]	128,639	3,066,856

		60,337,152		11,627,864

Reinvestment of distributions
Class A	12,141	286,176	0	0
Administrator Class	975	23,360	0	0
Institutional Class	25,479	616,346	10,900	263,886

		925,882		263,886

Payment for shares redeemed
Class A	(129,895)	(2,936,083)	(16,182)	(388,997)
Class C	(3,674)	(79,514)	(9,910)	(221,282)
Administrator Class	(42,116)	(1,034,521)	(268,033)	(6,673,609)
Institutional Class	(474,967)	(11,461,359)	(367,323)	(9,277,448)
Investor Class	(2,369,816)[1]	(57,215,074)[1]	(486,009)	(11,447,508)

		(72,726,551)		(28,008,844)

Net decrease in net assets resulting from capital share transactions		(11,463,517)		(16,117,094)

Total decrease in net assets		(23,325,021)		(4,179,393)

Net assets
Beginning of period		149,473,326		153,652,719

End of period		$126,148,305		$149,473,326

Undistributed net investment income		$84,714		$238,026

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$25.50	$23.53	$22.16	$15.96	$14.06	$13.81
Net investment income (loss)	0.22 [2]	0.04	0.02	0.03	(0.06)[2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	(2.09)	1.93	1.35	6.17	1.96	0.31

Total from investment operations	(1.87)	1.97	1.37	6.20	1.90	0.25
Distributions to shareholders from
Net investment income	(0.14)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$23.49	$25.50	$23.53	$22.16	$15.96	$14.06
Total return[3]	(7.36)%	8.37%	6.33%	38.66%	13.51%	1.81%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.46%	1.57%	1.56%	1.48%	1.44%
Net expenses	1.35%	1.40%	1.44%	1.45%	1.45%	1.42%
Net investment income (loss)	0.95%	0.15%	0.19%	0.11%	(0.38)%	(0.41)%
Supplemental data
Portfolio turnover rate	66%	60%	22%	75%	33%	54%
Net assets, end of period (000s omitted)	$49,898	$817	$908	$967	$357	$189

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$24.04	$22.35	$21.12	$15.32	$13.60	$13.45
Net investment loss	(0.00)[2,3]	(0.14)[2]	(0.05)	(0.13)[2]	(0.16)[2]	(0.17)[2]
Net realized and unrealized gains (losses) on investments	(1.93)	1.83	1.28	5.93	1.88	0.32

Total from investment operations	(1.93)	1.69	1.23	5.80	1.72	0.15
Net asset value, end of period	$22.11	$24.04	$22.35	$21.12	$15.32	$13.60
Total return[4]	(8.03)%	7.56%	6.02%	37.60%	12.65%	1.12%
Ratios to average net assets (annualized)
Gross expenses	2.22%	2.21%	2.33%	2.30%	2.22%	2.19%
Net expenses	2.12%	2.15%	2.19%	2.20%	2.20%	2.17%
Net investment loss	(0.00)%	(0.62)%	(0.54)%	(0.66)%	(1.12)%	(1.19)%
Supplemental data
Portfolio turnover rate	66%	60%	22%	75%	33%	54%
Net assets, end of period (000s omitted)	$285	$304	$429	$418	$89	$108

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$25.95	$23.90	$22.49	$16.16	$14.20	$13.91
Net investment income (loss)	0.22 [2]	0.07 [2]	0.04 [2]	0.09	(0.02)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	(2.08)	1.98	1.37	6.24	1.98	0.34

Total from investment operations	(1.86)	2.05	1.41	6.33	1.96	0.29
Distributions to shareholders from
Net investment income	(0.20)	0.00	(0.00)[3]	0.00	0.00	0.00
Net asset value, end of period	$23.89	$25.95	$23.90	$22.49	$16.16	$14.20
Total return[4]	(7.17)%	8.58%	6.43%	38.99%	13.80%	2.08%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.30%	1.42%	1.40%	1.30%	1.22%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.19%
Net investment income (loss)	0.91%	0.27%	0.45%	0.52%	(0.12)%	(0.30)%
Supplemental data
Portfolio turnover rate	66%	60%	22%	75%	33%	54%
Net assets, end of period (000s omitted)	$4,893	$5,110	$10,498	$11,182	$6,801	$9,722

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$26.22	$24.19	$22.78	$16.32	$14.32	$14.00
Net investment income	0.33	0.14 [2]	0.06 [2]	0.12 [2]	0.01 [2]	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	(2.17)	1.99	1.39	6.34	1.99	0.32

Total from investment operations	(1.84)	2.13	1.45	6.46	2.00	0.32
Distributions to shareholders from
Net investment income	(0.25)	(0.10)	(0.04)	0.00	0.00	0.00
Net asset value, end of period	$24.13	$26.22	$24.19	$22.78	$16.32	$14.32
Total return[4]	(7.02)%	8.83%	6.50%	39.40%	13.97%	2.29%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.03%	1.15%	1.10%	1.05%	1.01%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	0.98%
Net investment income	1.10%	0.57%	0.64%	0.58%	0.07%	0.02%
Supplemental data
Portfolio turnover rate	66%	60%	22%	75%	33%	54%
Net assets, end of period (000s omitted)	$71,072	$84,563	$79,312	$71,934	$40,073	$41,861

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	21

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(343,062)	$343,062

As of March 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $45,345,000 with $37,655,290 expiring in 2018 and $7,689,710 expiring in 2019.

22	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

As of March 31, 2016, the Fund had current year deferred post-October capital losses consisting of $5,946,083 in short-term losses and $2,438,168 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$14,149,978	$0	$0	$14,149,978
Consumer staples	7,026,729	0	0	7,026,729
Energy	8,623,085	0	0	8,623,085
Financials	30,573,288	0	0	30,573,288
Health care	11,689,705	0	0	11,689,705
Industrials	22,495,533	0	0	22,495,533
Information technology	14,084,904	2,112,521	0	16,197,425
Materials	2,691,905	0	0	2,691,905
Utilities	2,020,367	0	0	2,020,367

Short-term investments
Investment companies	10,727,108	0	0	10,727,108
Investments measured at net asset value*				10,432,100
Total assets	$124,082,602	$2,112,521	$0	$136,627,223

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $10,432,100 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	23

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.80% and declined to 0.68% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.20% for Class Administrator shares, and 1.00% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

24	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2016, Funds Distributor received $462 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $85,215,682 and $97,389,610, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,082,941 and $328,545 of ordinary income for the years ended March 31, 2016 and March 31, 2015, respectively.

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$84,714	$7,452,149	$(8,384,251)	$(45,345,000)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Intrinsic Small Cap Value Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Intrinsic Small Cap Value Fund (formerly known as Wells Fargo Advantage Intrinsic Small Cap Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Intrinsic Small Cap Value Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

26	Wells Fargo Intrinsic Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $1,082,941 of income dividends paid during the fiscal year ended March 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Intrinsic Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Intrinsic Small Cap Value Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241815 05-16 A242/AR242 03-16

Annual Report

March 31, 2016

Wells Fargo Small Cap Opportunities Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Throughout the period, stock performance was highly volatile.

Stock values recovered during the second half of the first quarter of 2016.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Cap Opportunities Fund for the 12-month period that ended March 31, 2016. Throughout the period, stock performance was highly volatile. Investors reacted to slowing economic growth, moderating corporate earnings, weakening commodity prices, increasing central-bank intervention, and shifts in currency values. During the last four weeks of the period, investor sentiment appeared to move beyond these concerns as economic data firmed and stocks gained across the capitalization spectrum.

As investors grew concerned about global issues, volatility increased.

A common measure of investors’ stock volatility expectations—the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)1—illustrated the shifts in investor sentiment. The VIX spiked to readings above 40 in August 2015, indicating increased investor anxiety. During a comparatively calm autumn, VIX readings trended to the midteens and closer to their five-year average. Then stock markets grew volatile again as the winter months arrived. After the new year began, VIX readings spiked to the high 20s as U.S. equity markets posted their worst start to a calendar year on record. Stock values recovered during the second half of the first quarter of 2016. Investors appeared to be encouraged by improving economic data and the reassurances of central bankers that they remain committed to spurring growth through policy initiatives.

However, business, economic, and central-bank policy development had countervailing influences. For example, while a stronger dollar benefited consumer purchasing power, it tended to negatively affect corporate earnings and investment gains earned overseas when translated to U.S. dollars. Lower energy costs helped consumers’ budgets but hampered the profits and stock performance in the energy sector. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty.

Central bankers responded with policy initiatives in response to shifting economic conditions.

In December 2015, the U.S. Federal Reserve (Fed) increased the federal funds rate, the first interest-rate increase since 2006. The Fed also expressed its intention to increase the rate several times during 2016. After the new year began, as data weakened and volatility increased, the Fed retrenched, which injected additional uncertainty into the markets. In the eurozone, the European Central Bank continued to encourage lending and investing by making funds available to banks at low interest rates, imposing a negative interest rate on bank deposits, and purchasing bonds through its quantitative easing program. In Japan, the central bank also implemented a negative interest-rate policy intended to spur lending and investment. In China, the People’s Bank of China lowered interest rates and bank reserve requirements, in addition to devaluing the country’s currency to support exports.

[1]	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. Several investors expressed interest in trading instruments related to the market’s expectation of future volatility, and so VIX futures were introduced in 2004, and VIX options were introduced in 2006.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Opportunities Fund	3

Volatility and recoveries highlighted the value of a long-term investment strategy.

The experience of the past 12 months demonstrated the value of maintaining a disciplined, long-term investment strategy despite short-term volatility. Broad U.S. equity indexes trimmed their worst losses measured to the midpoint of the period to recover all or a portion of their lost values by the end of the period. For example, the S&P 500 Index,2 a commonly referenced gauge of large-cap stock performance, gained 1.78% for the 12-month period that ended March 31, 2016, after recording a 6.18% loss for the six-month period that ended September 30, 2015. Some observers attributed the S&P 500 Index’s relative outperformance to investors who moved their equity allocations higher in the capitalization structure in pursuit of the perceived safety of large-cap stocks. The Russell Midcap® Index3 lost 4.04% for the 12-month period that ended March 31, 2016, regaining more than half of the 9.42% loss it had recorded for the six-month period that ended September 30, 2015. For the 12-month period that ended March 31, 2016, the Russell 2000® Index,4 a common small-cap stock index, lost 9.76%, an improvement from the 11.55% loss it had recorded during the six-month period that ended September 30, 2015.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

4	Wells Fargo Small Cap Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Schroder Investment Management North America Inc.

Portfolio manager

Jenny B. Jones

Average annual total returns (%) as of March 31, 20161

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Administrator Class (NVSOX)	8-1-1993	(4.39)	8.21	7.50	1.28	1.21
Institutional Class (WSCOX)	10-31-2014	(4.12)	8.29	7.54	1.03	0.96
Russell 2000TM Index[4]	–	(9.76)	7.20	5.26	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Small Cap Opportunities Fund	5

Growth of $1,000,000 investment as of March 31, 2016[5]

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.20% for Administrator Class and 0.95% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000TM Index measures the performance of the 2,000 smallest companies in the Russell 3000TM Index, which represents approximately 8% of the total market capitalization of the Russell 3000TM Index. You cannot invest directly in an index

[5]	The chart compares the performance of Administrator Class shares for the most recent ten years with the Russell 2000TM Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Small Cap Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000TM Index, for the 12-month period that ended March 31, 2016.

■	The Fund benefited from positive stock selection in 7 of the 10 sectors, led by holdings in the industrials and health care sectors. An underweight to and stock selection within the energy sector proved helpful as well.

■	Certain holdings in the information technology (IT) and financials sectors hindered performance.

In a year of uncertainty, strength in housing remained consistent.

A number of unforeseen developments occurred during the 12-month period that ended March 31, 2016. The price of oil fell by more than 20%; the U.S. Federal Reserve finally answered the question of when interest rates would increase by raising the federal funds rate 25 basis points (bps; 100 bps equals 1.00%) in December 2015; and the S&P 500 Index6 significantly outperformed the Russell 2000TM Index for the second calendar year in a row, leading large-cap stocks to outperform small-cap stocks on a cumulative basis for the 1-, 3-, 5-, and 10-year periods (as of December 31, 2015; S&P 500 Index versus Russell 2000TM Index). This last point reflects a stunning shift over a short time frame: At the end of 2013, small caps had beaten large caps in 7 of the 10 previous calendar years.

The U.S. housing recovery has remained a good story. One related theme that has proven to be especially fruitful for small-cap stocks is the acceleration in household formation—due partly to Millennials’ efforts to become established financially following the Great Recession—and its impact on the housing market. Housing has been in recovery mode since 2011, and new-home starts now have passed the 1 million mark. To us, the housing uptrend appears to be on a sustainable path, and importantly, it has not shown any of the frenetic, speculative characteristics of a bubble.

Ten largest holdings (%) as of March 31, 2016[7]
VWR Corporation	1.80
Steven Madden Limited	1.49
Kennedy Wilson Holdings Incorporated	1.49
Terreno Realty Corporation	1.48
Cadence Design Systems Incorporated	1.46
CoreLogic Incorporated	1.44
Fortinet Incorporated	1.41
Hexcel Corporation	1.37
Catalent Incorporated	1.36
iShares Russell 2000 Index ETF	1.35

Stock selection proved key to the Fund’s outperformance for the period.

Strong stock selection drove much of the Fund’s outperformance during the period; holdings within the industrials and health care sectors delivered the best relative results. Within industrials, scientific control and filter instruments manufacturer IDEX Corporation and pollution-control company Waste Connections, Incorporated, boosted results. In the health care sector, the Fund benefited from lack of exposure to many biotechnology stocks that plummeted over the period. A position in dental supplier Sirona Dental Systems, Incorporated,* also added significant value due to its well-received announcement during the period that it would be merging with DENTSPLY International Incorporated.

An underweight to and stock selection within the energy sector aided relative performance. We avoided exposure to a number of the weakest-performing oil exploration and production companies, which helped the Fund’s energy holdings outperform the index’s energy sector by roughly 15%.

Select IT and financials holdings detracted from the Fund’s overall results.

Within the Fund’s IT sector, holdings in the communications-equipment, software, and electronic-equipment industries hindered Fund performance the most. One key detractor, electronic-components company Belden Incorporated,* dropped more than 48% during the period. Fortunately, some of the sector’s losses were offset by top-performing optical-equipment manufacturer Fabrinet, which rose more than 70% for the period. Within the financials sector, securities-brokerage firm Stifel Financial Corporation caused a notable lag relative to the index. The company struggled due to weak commissions and a bleaker-than-expected management outlook.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Small Cap Opportunities Fund	7

Sector distribution as of March 31, 2016[8]

Housing remains a key area of investment for us.

Because of the economic-multiplier effect, housing remains important. When a new home is purchased, a host of products and services need to be bought, ranging from building materials and heating/air conditioning systems to mortgage services, insurance products, and home furnishings. While we have been investing in housing for several years, we importantly have avoided investment in homebuilders; we feel the better business models are found in housing-related industries. Given the demographic trends and importance of the housing market within the U.S. economy, we continue to find it a good area for investment and one that disproportionately favors smaller-cap companies.

While the strength of the U.S. dollar has negatively affected many U.S. companies, we continue to invest in select firms that may have been challenged as a result of the dollar’s strength and their foreign exposure. We also look for new ideas within the consumer sectors because valuations of many of these companies appear reasonable to us; in our view, attractive businesses can be found that may have been pressured simply because consumer stocks as a whole were out of favor.

Please see footnotes on page 5.

8	Wells Fargo Small Cap Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Administrator Class
Actual	$1,000.00	$1,046.20	$6.14	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$1,047.66	$4.86	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Small Cap Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 91.58%

Consumer Discretionary: 10.26%

Auto Components: 0.38%
Standard Motor Products Incorporated	29,192	$1,011,503

Diversified Consumer Services: 1.01%
Graham Holdings Company Class B	5,600	2,688,000

Hotels, Restaurants & Leisure: 3.21%
Domino’s Pizza Incorporated	5,900	777,974
Homeinns Hotel Group ADR «†	37,700	1,344,005
Interval Leisure Group Incorporated «	146,300	2,112,572
Jack in the Box Incorporated	19,400	1,239,078
The Cheesecake Factory Incorporated	56,800	3,015,512

		8,489,141

Household Durables: 2.03%
Cavco Industries Incorporated †	22,510	2,103,785
Helen of Troy Limited †	31,600	3,276,602

		5,380,387

Leisure Products: 1.04%
Brunswick Corporation	57,200	2,744,456

Media: 1.10%
AMC Entertainment Holdings Class A	44,150	1,235,759
Hemisphere Media Group Incorporated «†	78,534	1,031,151
John Wiley & Sons Incorporated Class A	13,000	635,570

		2,902,480

Textiles, Apparel & Luxury Goods: 1.49%
Steven Madden Limited †	106,600	3,948,464

Consumer Staples: 1.34%

Food Products: 1.34%
Darling Ingredients Incorporated †	146,557	1,930,156
Dean Foods Company «	93,250	1,615,090

		3,545,246

Energy: 2.56%

Energy Equipment & Services: 0.82%
RPC Incorporated «	152,000	2,155,360

Oil, Gas & Consumable Fuels: 1.74%
PDC Energy Incorporated †	23,200	1,379,240
Synergy Resources Corporation †	416,700	3,237,759

		4,616,999

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Financials: 21.32%

Banks: 6.44%
Chemical Financial Corporation	62,330	$2,224,558
First Citizens BancShares Corporation Class A	10,791	2,709,296
Heritage Financial Corporation	82,697	1,452,986
Lakeland Financial Corporation	27,900	1,277,262
PrivateBancorp Incorporated	50,800	1,960,880
Simmons First National Corporation Class A	33,700	1,518,859
Westamerica Bancorporation «	44,900	2,187,079
Western Alliance Bancorp †	74,100	2,473,458
Wintrust Financial Corporation	28,157	1,248,481

		17,052,859

Capital Markets: 2.35%
Golub Capital BDC Incorporated «	178,295	3,086,286
HFF Incorporated Class A	60,000	1,651,800
Stifel Financial Corporation †	50,631	1,498,678

		6,236,764

Diversified Financial Services: 0.55%
Compass Diversified Holdings	93,900	1,469,535

Insurance: 4.58%
Amerisafe Incorporated	53,500	2,810,890
Brown & Brown Incorporated	90,700	3,247,060
ProAssurance Corporation	61,329	3,103,247
Reinsurance Group of America Incorporated	30,700	2,954,875

		12,116,072

Real Estate Management & Development: 1.49%
Kennedy Wilson Holdings Incorporated	179,600	3,933,240

REITs: 4.91%
Douglas Emmett Incorporated	94,400	2,842,384
Equity Lifestyle Properties Incorporated	43,332	3,151,536
Gramercy Property Trust Incorporated	133,300	1,126,385
Mid-America Apartment Communities Incorporated	19,403	1,983,181
Terreno Realty Corporation	166,875	3,913,219

		13,016,705

Thrifts & Mortgage Finance: 1.00%
Kearny Financial Corporation	137,900	1,703,065
Radian Group Incorporated	75,800	939,920

		2,642,985

Health Care: 15.65%

Biotechnology: 1.85%
Cepheid Incorporated †	67,500	2,251,800
Flexion Therapeutics Incorporated †	46,035	423,522

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Small Cap Opportunities Fund	11

Security name	Shares	Value

Biotechnology (continued)
Otonomy Incorporated †	49,500	$738,540
Repligen Corporation †	55,700	1,493,874

		4,907,736

Health Care Equipment & Supplies: 4.54%
Dentsply Sirona Incorporated	57,329	3,533,186
K2M Group Holdings Incorporated †	72,591	1,076,525
Masimo Corporation †	30,600	1,280,304
The Cooper Companies Incorporated	17,000	2,617,490
Trinity Biotech plc ADR	60,000	699,600
West Pharmaceutical Services Incorporated	40,500	2,807,460

		12,014,565

Health Care Providers & Services: 3.12%
Centene Corporation †	44,700	2,752,179
HealthSouth Corporation	32,382	1,218,535
LifePoint Hospitals Incorporated †	30,000	2,077,500
Surgical Care Affiliates Incorporated †	47,700	2,207,556

		8,255,770

Health Care Technology: 0.25%
Inovalon Holdings Incorporated Class A «†	35,900	664,868

Life Sciences Tools & Services: 3.73%
INC Research Holdings Incorporated Class A †	51,804	2,134,843
PAREXEL International Corporation †	47,500	2,979,675
VWR Corporation †	176,480	4,775,549

		9,890,067

Pharmaceuticals: 2.16%
Akorn Incorporated †	27,200	640,016
Catalent Incorporated †	134,690	3,592,182
Intersect ENT Incorporated †	42,400	805,600
KemPharm Incorporated «†	47,600	690,200

		5,727,998

Industrials: 17.42%

Aerospace & Defense: 1.82%
DigitalGlobe Incorporated †	68,700	1,188,510
Hexcel Corporation	82,800	3,619,188

		4,807,698

Airlines: 1.04%
Allegiant Travel Company	15,492	2,758,506

Building Products: 2.28%
Fortune Brands Home & Security Incorporated	52,800	2,958,912
Simpson Manufacturing Company Incorporated	80,703	3,080,434

		6,039,346

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Commercial Services & Supplies: 2.82%
Herman Miller Incorporated	3,383	$104,501
Knoll Incorporated	67,100	1,452,715
Matthews International Corporation Class A	46,700	2,403,649
Waste Connections Incorporated	54,490	3,519,509

		7,480,374

Construction & Engineering: 1.56%
Dycom Industries Incorporated †	23,800	1,539,146
Valmont Industries Incorporated	20,900	2,588,256

		4,127,402

Electrical Equipment: 1.03%
Generac Holdings Incorporated «†	73,100	2,722,244

Machinery: 3.76%
CLARCOR Incorporated	39,900	2,305,821
ESCO Technologies Incorporated	75,400	2,939,092
IDEX Corporation	34,373	2,848,834
Kornit Digital Limited «†	126,289	1,256,576
Proto Labs Incorporated «†	7,800	601,302

		9,951,625

Professional Services: 0.52%
On Assignment Incorporated †	37,600	1,388,192

Road & Rail: 0.87%
Ryder System Incorporated	35,500	2,299,690

Trading Companies & Distributors: 1.72%
Beacon Roofing Supply Incorporated †	44,200	1,812,642
MSC Industrial Direct Company Class A	35,900	2,739,529

		4,552,171

Information Technology: 14.91%

Communications Equipment: 1.19%
Ciena Corporation †	165,900	3,155,418

Electronic Equipment, Instruments & Components: 2.62%
Fabrinet †	62,823	2,032,324
FARO Technologies Incorporated †	28,200	908,322
MTS Systems Corporation	30,500	1,855,925
OSI Systems Incorporated †	32,700	2,141,523

		6,938,094

Internet Software & Services: 0.85%
Match Group Incorporated «†	132,962	1,470,560
Shutterstock Incorporated «†	21,500	789,695

		2,260,255

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Small Cap Opportunities Fund	13

Security name	Shares	Value

IT Services: 2.66%
CoreLogic Incorporated †	109,537	$3,800,934
EPAM Systems Incorporated †	18,600	1,388,862
Leidos Holdings Incorporated «	36,900	1,856,808

		7,046,604

Semiconductors & Semiconductor Equipment: 3.52%
Entegris Incorporated †	239,200	3,257,904
Integrated Device Technology Incorporated †	83,100	1,698,564
MA-COM Technology Solutions Holdings Incorporated «†	58,454	2,559,701
ON Semiconductor Corporation †	187,200	1,795,248

		9,311,417

Software: 4.07%
Cadence Design Systems Incorporated †	164,300	3,874,194
Fortinet Incorporated †	121,800	3,730,734
PTC Incorporated †	61,500	2,039,340
Verint Systems Incorporated †	33,866	1,130,447

		10,774,715

Materials: 5.35%

Chemicals: 1.15%
Balchem Corporation	28,500	1,767,570
Minerals Technologies Incorporated	22,600	1,284,810

		3,052,380

Containers & Packaging: 1.14%
Packaging Corporation of America	50,100	3,026,040

Metals & Mining: 2.53%
Compass Minerals International Incorporated	49,500	3,507,570
Pretium Resources Incorporated «†	123,600	661,260
Steel Dynamics Incorporated	112,700	2,536,877

		6,705,707

Paper & Forest Products: 0.53%
Louisiana-Pacific Corporation †	81,200	1,390,144

Utilities: 2.77%

Electric Utilities: 1.56%
IDACORP Incorporated	39,600	2,953,764
Portland General Electric Company	29,400	1,161,006

		4,114,770

Multi-Utilities: 1.02%
Northwestern Corporation	3,997	246,815
Vectren Corporation	48,672	2,460,856

		2,707,671

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2016

Security name		Shares	Value

Water Utilities: 0.19%
SJW Corporation		14,100	$512,535

Total Common Stocks (Cost $204,190,182)			242,534,198

Exchange-Traded Funds: 1.35%
iShares Russell 2000 Index ETF «		32,300	3,573,026

Total Exchange-Traded Funds (Cost $3,481,793)			3,573,026

	Yield
Short-Term Investments: 16.45%

Investment Companies: 16.45%
Securities Lending Cash Investments LLC (l)(r)(u)	0.43%	24,100,539	24,100,539
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44	19,464,202	19,464,202

Total Short-Term Investments (Cost $43,564,741)			43,564,741

Total investments in securities (Cost $251,236,716) *	109.38%	289,671,965
Other assets and liabilities, net	(9.38)	(24,848,548)

Total net assets	100.00%	$264,823,417

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $251,914,851 and unrealized gains (losses) consists of:

Gross unrealized gains	$43,846,450
Gross unrealized losses	(6,089,336)

Net unrealized gains	$37,757,114

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2016	Wells Fargo Small Cap Opportunities Fund	15

Assets
Investments
In unaffiliated securities (including $23,423,462 of securities loaned), at value (cost $207,671,975)	$246,107,224
In affiliated securities, at value (cost $43,564,741)	43,564,741

Total investments, at value (cost $251,236,716)	289,671,965
Receivable for investments sold	1,939,762
Receivable for Fund shares sold	286,941
Receivable for dividends	252,065
Receivable for securities lending income	27,580
Prepaid expenses and other assets	12,053

Total assets	292,190,366

Liabilities
Payable for investments purchased	2,646,115
Payable for Fund shares redeemed	351,286
Payable upon receipt of securities loaned	24,100,539
Management fee payable	162,729
Administration fees payable	28,435
Accrued expenses and other liabilities	77,845

Total liabilities	27,366,949

Total net assets	$264,823,417

NET ASSETS CONSIST OF
Paid-in capital	$216,123,063
Undistributed net investment income	149,952
Accumulated net realized gains on investments	10,115,153
Net unrealized gains on investments	38,435,249

Total net assets	$264,823,417

COMPUTATION OF NET ASSET VALUE
Net assets – Administrator Class	$264,560,047
Shares outstanding – Administrator Class[1]	12,507,330
Net asset value per share – Administrator Class	$21.15
Net assets – Institutional Class	$263,370
Shares outstanding – Institutional Class[1]	12,435
Net asset value per share – Institutional Class	$21.18

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Opportunities Fund	Statement of operations—year ended March 31, 2016

Investment income
Dividends	$3,752,778
Securities lending income, net	261,580
Income from affiliated securities	43,206

Total investment income	4,057,564

Expenses
Management fee	2,373,368
Administration fees
Administrator Class	340,067
Institutional Class	218
Shareholder servicing fees
Administrator Class	697,346
Custody and accounting fees	28,339
Professional fees	41,283
Registration fees	59,603
Shareholder report expenses	25,610
Trustees’ fees and expenses	17,212
Other fees and expenses	14,362

Total expenses	3,597,408
Less: Fee waivers and/or expense reimbursements	(247,194)

Net expenses	3,350,214

Net investment income	707,350

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	18,085,939
Futures transactions	(79,563)

Net realized gains on investments	18,006,376

Net change in unrealized gains (losses) on:
Unaffiliated securities	(32,282,192)
Futures transactions	326

Net change in unrealized gains (losses) on investments	(32,281,866)

Net realized and unrealized gains (losses) on investments	(14,275,490)

Net decrease in net assets resulting from operations	$(13,568,140)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Cap Opportunities Fund	17

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment income		$707,350			$202,195
Net realized gains on investments		18,006,376			74,856,998
Net change in unrealized gains (losses) on investments		(32,281,866)			(39,409,715)

Net increase (decrease) in net assets resulting from operations		(13,568,140)			35,649,478

Distributions to shareholders from
Net investment income
Administrator Class		(247,987)			0
Institutional Class		(986)			0 [1]
Net realized gains
Administrator Class		(32,197,145)			(132,976,135)
Institutional Class		(29,514)			(4,069)[1]

Total distributions to shareholders		(32,475,632)			(132,980,204)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	1,434,836	32,820,441	2,307,138		64,652,442
Institutional Class	10,971	273,479	256	[1]	10,000 [1]

		33,093,920			64,662,442

Reinvestment of distributions
Administrator Class	1,555,730	32,052,257	5,627,220		130,945,409
Institutional Class	1,474	30,500	175	[1]	4,069 [1]

		32,082,757			130,949,478

Payment for shares redeemed
Administrator Class	(2,655,872)	(60,937,965)	(8,188,457)		(262,972,511)
Institutional Class	(441)	(10,552)	0	[1]	0 [1]

		(60,948,517)			(262,972,511)

Net increase (decrease) in net assets resulting from capital share transactions		4,228,160			(67,360,591)

Total decrease in net assets		(41,815,612)			(164,691,317)

Net assets
Beginning of period		306,639,029			471,330,346

End of period		$264,823,417			$306,639,029

Undistributed net investment income		$149,952			$0

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$25.19	$37.93	$42.43	$34.45	$32.50	$31.33
Net investment income	0.06	0.02	0.02	0.11	0.05	0.00 [2]
Net realized and unrealized gains (losses) on investments	(1.24)	3.13	2.33	10.48	3.13	1.17

Total from investment operations	(1.18)	3.15	2.35	10.59	3.18	1.17
Distributions to shareholders from
Net investment income	(0.02)	0.00	(0.02)	(0.08)	0.00	0.00
Net realized gains	(2.84)	(15.89)	(6.83)	(2.53)	(1.23)	0.00

Total distributions to shareholders	(2.86)	(15.89)	(6.85)	(2.61)	(1.23)	0.00
Net asset value, end of period	$21.15	$25.19	$37.93	$42.43	$34.45	$32.50
Total return[3]	(4.39)%	11.75%	6.26%	33.19%	10.12%	3.73%
Ratios to average net assets (annualized)
Gross expenses	1.29%	1.24%	1.24%	1.22%	1.22%	1.22%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.25%	0.06%	0.11%	0.31%	0.13%	0.00%
Supplemental data
Portfolio turnover rate	59%	60%	26%	76%	78%	100%
Net assets, end of period (000s omitted)	$264,560	$306,628	$471,330	$705,671	$624,844	$656,720

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2016	2015[1]
Net asset value, beginning of period	$25.22	$39.04
Net investment income	0.16 [2]	0.06
Net realized and unrealized gains (losses) on investments	(1.28)	2.01

Total from investment operations	(1.12)	2.07
Distributions to shareholders from
Net investment income	(0.08)	0.00
Net realized gains	(2.84)	(15.89)

Total distributions to shareholders	(2.92)	(15.89)
Net asset value, end of period	$21.18	$25.22
Total return[3]	(4.12)%	8.68%
Ratios to average net assets (annualized)
Gross expenses	1.05%	0.92%
Net expenses	0.95%	0.92%
Net investment income	0.71%	0.59%
Supplemental data
Portfolio turnover rate	59%	60%
Net assets, end of period (000s omitted)	$263	$11

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Small Cap Opportunities Fund	21

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and recognition of partnership income. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(308,425)	$308,425

22	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$27,164,431	$0	$0	$27,164,431
Consumer staples	3,545,246	0	0	3,545,246
Energy	6,772,359	0	0	6,772,359
Financials	56,468,160	0	0	56,468,160
Health care	41,461,004	0	0	41,461,004
Industrials	46,127,248	0	0	46,127,248
Information technology	39,486,503	0	0	39,486,503
Materials	14,174,271	0	0	14,174,271
Utilities	7,334,976	0	0	7,334,976

Exchange-traded funds	3,573,026	0	0	3,573,026

Short-term investments
Investment companies	19,464,202	0	0	19,464,202
Investments measured at net asset value*				24,100,539
Total assets	$265,571,426	$0	$0	$289,671,965

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $24,100,539 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Small Cap Opportunities Fund	23

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.80% and declined to 0.68% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Schroder Investment Management North America Inc. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Administrator Class	0.13%	0.10%
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20 % for Administrator Class shares and 0.95 % for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $154,015,727 and $186,823,555, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2016, the Fund entered into futures contracts for to gain market exposure.

24	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

As of March 31, 2016, the Fund did not have any open futures contracts. The Fund had an average notional amount of $37,536 in futures contracts during the year ended March 31, 2016.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year ended March 31
	2016	2015
Ordinary income	$248,973	$11,962,811
Long-term capital gain	32,226,659	121,017,393

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$149,952	$10,793,288	$37,757,114

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Small Cap Opportunities Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Small Cap Opportunities Fund (formerly known as Wells Fargo Advantage Small Cap Opportunities Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2013 to March 31, 2014 and each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Small Cap Opportunities Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

26	Wells Fargo Small Cap Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $32,226,659 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $248,973 of income dividends paid during the fiscal year ended March 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Cap Opportunities Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto,
		Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Small Cap Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Small Cap Opportunities Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241816 05-16 A243/AR243 03-16

Annual Report

March 31, 2016

Wells Fargo Small Cap Value Fund

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The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Throughout the period, stock performance was highly volatile.

Stock values recovered during the second half of the first quarter of 2016.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Cap Value Fund for the 12-month period that ended March 31, 2016. Throughout the period, stock performance was highly volatile. Investors reacted to slowing economic growth, moderating corporate earnings, weakening commodity prices, increasing central-bank intervention, and shifts in currency values. During the last four weeks of the period, investor sentiment appeared to move beyond these concerns as economic data firmed and stocks gained across the capitalization spectrum.

As investors grew concerned about global issues, volatility increased.

A common measure of investors’ stock volatility expectations—the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)1—illustrated the shifts in investor sentiment. The VIX spiked to readings above 40 in August 2015, indicating increased investor anxiety. During a comparatively calm autumn, VIX readings trended to the midteens and closer to their five-year average. Then stock markets grew volatile again as the winter months arrived. After the new year began, VIX readings spiked to the high 20s as U.S. equity markets posted their worst start to a calendar year on record. Stock values recovered during the second half of the first quarter of 2016. Investors appeared to be encouraged by improving economic data and the reassurances of central bankers that they remain committed to spurring growth through policy initiatives.

However, business, economic, and central-bank policy development had countervailing influences. For example, while a stronger dollar benefited consumer purchasing power, it tended to negatively affect corporate earnings and investment gains earned overseas when translated to U.S. dollars. Lower energy costs helped consumers’ budgets but hampered the profits and stock performance in the energy sector. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty.

Central bankers responded with policy initiatives in response to shifting economic conditions.

In December 2015, the U.S. Federal Reserve (Fed) increased the federal funds rate, the first interest-rate increase since 2006. The Fed also expressed its intention to increase the rate several times during 2016. After the new year began, as data weakened and volatility increased, the Fed retrenched, which injected additional uncertainty into the markets. In the eurozone, the European Central Bank continued to encourage lending and investing by making funds available to banks at low interest rates, imposing a negative interest rate on bank deposits, and purchasing bonds through its quantitative easing program. In Japan, the central bank also implemented a negative interest-rate policy intended to spur lending and investment. In China, the People’s Bank of China lowered interest rates and bank reserve requirements, in addition to devaluing the country’s currency to support exports.

[1]	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. Several investors expressed interest in trading instruments related to the market’s expectation of future volatility, and so VIX futures were introduced in 2004, and VIX options were introduced in 2006.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Value Fund	3

Volatility and recoveries highlighted the value of a long-term investment strategy.

The experience of the past 12 months demonstrated the value of maintaining a disciplined, long-term investment strategy despite short-term volatility. Broad U.S. equity indexes trimmed their worst losses measured to the midpoint of the period to recover all or a portion of their lost values by the end of the period. For example, the S&P 500 Index,2 a commonly referenced gauge of large-cap stock performance, gained 1.78% for the 12-month period that ended March 31, 2016, after recording a 6.18% loss for the six-month period that ended September 30, 2015. Some observers attributed the S&P 500 Index’s relative outperformance to investors who moved their equity allocations higher in the capitalization structure in pursuit of the perceived safety of large-cap stocks. The Russell Midcap® Index3 lost 4.04% for the 12-month period that ended March 31, 2016, regaining more than half of the 9.42% loss it had recorded for the six-month period that ended September 30, 2015. For the 12-month period that ended March 31, 2016, the Russell 2000® Index,4 a common small-cap stock index, lost 9.76%, an improvement from the 11.55% loss it had recorded during the six-month period that ended September 30, 2015.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

4	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimre

I. Charles Rinaldi

Michael Schneider, CFA®

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMVAX)	11-30-2000	(8.49)	1.23	3.53	(2.90)	2.43	4.14	1.32	1.30
Class B (SMVBX)*	11-30-2000	(8.58)	1.30	3.60	(3.58)	1.68	3.60	2.07	2.05
Class C (SMVCX)	11-30-2000	(4.58)	1.67	3.37	(3.58)	1.67	3.37	2.07	2.05
Class R6 (SMVRX)	6-28-2013	–	–	–	(2.43)	2.88	4.56	0.89	0.85
Administrator Class (SMVDX)	7-30-2010	–	–	–	(2.70)	2.63	4.35	1.24	1.10
Institutional Class (WFSVX)	7-31-2007	–	–	–	(2.46)	2.85	4.55	0.99	0.90
Russell 2000® Value Index[4]	–	–	–	–	(7.72)	6.67	4.42	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	5

Growth of $10,000 investment as of March 31, 2016[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.02% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 0.83% for Class R6, 1.08% for Administrator Class and 0.88% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2016.

■	The Fund benefited from an overweight to materials, particularly gold-mining companies.

■	Strong stock selection in the consumer discretionary, information technology (IT), and industrials sectors also drove the outperformance.

■	The Fund’s underweight to the financials sector and weakness in our energy holdings detracted from performance.

We believe positions in gold miners improve the Fund’s diversification due to lower correlation.

Equities declined during the 12-month period that ended March 31, 2016, as measured by the Russell 2000® Value Index. The disappointing economic recovery in the U.S., slowing growth in emerging markets, heightened geopolitical risks, and uncertainty regarding global central bank actions presented a difficult environment for equities. This backdrop was more positive for gold, which rose over 4% during this time. Most gold-related equities outperformed the gold price. Oil declined approximately 25% for the period given the oversupply environment, with most energy-related equities underperforming the commodity during that time.

Ten largest holdings (%) as of March 31, 2016[6]
InterOil Corporation	6.70
Cavco Industries Incorporated	6.27
Randgold Resources Limited ADR	6.08
Cray Incorporated	5.06
Coherent Incorporated	3.30
Argo Group International Holdings Limited	2.87
Delta Air Lines Incorporated	2.73
Cincinnati Bell Incorporated	2.70
OraSure Technologies Incorporated	2.21
OSI Systems Incorporated	2.11

An overweight to the materials sector, specifically gold-mining companies, contributed to relative performance. We hold positions in gold miners in part because we believe they improve the Fund’s diversification given their lower correlation to the broad market. This proved true during the period, as gold and the shares of most gold miners performed strongly in the face of a weak equity market. We expect global mine supply to decline, which, coupled with the uncertain macroeconomic backdrop, should bode well for the price of gold. Randgold Resources Limited, one of the Fund’s largest holdings, gained more than 30%. Randgold is profitable and has disciplined management, a strong balance sheet, and high-quality mining assets. It continues to be a core Fund holding.

Consumer discretionary and information technology stocks contributed to performance.

Strong stock selection in the consumer discretionary sector helped Fund performance. The Fund’s manufactured housing producers, Cavco Industries, Incorporated, and Skyline Corporation, returned more than 24% and 160%, respectively. The manufactured housing industry is slowly recovering after a major downturn. As industry volumes increase, Cavco and Skyline are generating improved results. We believe the industry is in the early stages of a recovery and the outlook for these companies is very positive.

Within IT, Cray Incorporated, and Coherent, Incorporated, had strong performances during the period. Cray, the leader in supercomputers, continues to grow at two times the market rate. Cray’s backlog remains at record levels, and we expect the company to continue to gain share and expand into new client markets. Coherent is a leading provider of laser-based tools and products to the commercial and scientific markets. The company is at the front end of the cycle for laser solutions for the flat panel display market, and we believe it will be able to expand margins over the next several years.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	7

Sector distribution as of March 31, 2016[7]

The Fund’s energy stocks detracted from performance during the period. Our largest energy holding, InterOil Corporation, declined 31%. Even though the company, a natural gas exploration concern, is not directly tied to oil, the weak sector sentiment negatively influenced the stock. InterOil’s transaction with Total S.A. regarding the Elk/Antelope natural gas resource remains on track and is expected to close in the third quarter. At certification of the transaction, InterOil will receive a large certification payment tied to the amount of gas present rather than based on commodity prices. The deal will further de-risk the company’s financial position and allow it to advance its drilling program on multiple fields.

The portfolio’s underweight to the financials sector detracted from the Fund’s relative performance. In terms of individual positions, Bancorp, Incorporated, was the largest performance detractor. The company continues to report disappointing financial results. We believe that results will improve in the year ahead and that the stock is undervalued. Our largest sector holding, Argo Group International Holdings, Limited, performed well, returning 16%. Argo Group has repurchased a significant amount of its stock over the past several years, and the company continues to report good earnings.

We remain focused on companies whose businesses are likely to benefit in the long-term.

We are cautious on the overall market. Corporate profit margins are high and valuation multiples are not cheap. It is possible that profit margins revert to more historical levels and the share-price multiples that investors put on those earnings also could move lower. The interaction of these two events could lead to lower stock prices. In addition, the hesitancy of the U.S. Federal Reserve to raise interest rates in the U.S. and the move by some central banks overseas to negative interest-rate regimes suggest that global economic growth is not yet robust. Given these factors, we believe it’s prudent to remain cautious. We continue to focus on company-specific fundamentals to guide our decisions. We believe our diversified approach, which includes exposure to gold miners, leaves the Fund well positioned to meet the various challenges that may lie ahead.

Please see footnotes on page 5.

8	Wells Fargo Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,124.67	$6.80	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46	1.28%
Class B
Actual	$1,000.00	$1,121.26	$10.77	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.85	$10.23	2.03%
Class C
Actual	$1,000.00	$1,121.01	$10.76	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.85	$10.23	2.03%
Class R6
Actual	$1,000.00	$1,127.59	$4.41	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19	0.83%
Administrator Class
Actual	$1,000.00	$1,125.78	$5.74	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.45	1.08%
Institutional Class
Actual	$1,000.00	$1,127.20	$4.68	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.45	0.88%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 96.44%

Consumer Discretionary: 18.38%

Auto Components: 1.65%
Fox Factory Holding Corporation †	514,200	$8,129,502
Gentex Corporation	407,000	6,385,830

		14,515,332

Hotels, Restaurants & Leisure: 6.06%
Bloomin’ Brands Incorporated	260,700	4,398,009
Century Casinos Incorporated †(l)	1,476,500	9,095,240
Denny’s Corporation †	1,448,000	15,001,280
Peak Resorts Incorporated	527,600	1,793,840
Scientific Games Corporation Class A †	903,500	8,520,005
The Wendy’s Company	1,313,000	14,298,570

		53,106,944

Household Durables: 9.65%
Cavco Industries Incorporated †(l)	587,800	54,935,788
Harman International Industries Incorporated	42,600	3,793,104
KB Home Incorporated	523,900	7,481,292
Skyline Corporation †(l)	626,200	5,804,874
Taylor Morrison Home Corporation Class A †	356,000	5,026,720
The New Home Company Incorporated †	618,400	7,581,584

		84,623,362

Media: 0.33%
MSG Networks Incorporated Class A	170,200	2,942,758

Multiline Retail: 0.30%
Fred’s Incorporated Class A	174,300	2,598,813

Specialty Retail: 0.39%
Vitamin Shoppe Incorporated †	109,900	3,402,504

Energy: 8.90%

Energy Equipment & Services: 1.12%
Newpark Resources Incorporated †	981,700	4,240,944
Parker Drilling Company †	1,122,700	2,380,124
PHI Incorporated (non-voting) †	170,300	3,216,967

		9,838,035

Oil, Gas & Consumable Fuels: 7.78%
InterOil Corporation †	1,844,400	58,707,252
Range Resources Corporation	120,100	3,888,838
Sanchez Energy Corporation †	458,500	2,517,165
Trilogy Energy Corporation †(a)	1,127,500	3,104,006

		68,217,261

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Financials: 20.43%

Banks: 9.94%
Ameris Bancorp	260,600	$7,708,548
BBCN Bancorp Incorporated	537,700	8,167,663
CenterState Banks Incorporated	765,400	11,396,806
First Horizon National Corporation	825,300	10,811,430
Hanmi Financial Corporation	119,100	2,622,582
Hilltop Holdings Incorporated †	390,400	7,370,752
IBERIABANK Corporation	239,200	12,263,784
LegacyTexas Financial Group	44,500	874,425
Park Sterling Corporation	820,100	5,470,067
Sterling BanCorp	200,900	3,200,337
The Bancorp Incorporated †	1,285,500	7,353,060
Valley National Bancorp	311,800	2,974,572
Wilshire Bancorp Incorporated	676,200	6,964,860

		87,178,886

Capital Markets: 0.43%
Medley Management Incorporated Class A (l)	689,100	3,790,050

Consumer Finance: 0.30%
Enova International Incorporated †	416,100	2,625,591

Insurance: 5.41%
Argo Group International Holdings Limited	438,400	25,159,776
James River Group Holdings Limited	119,200	3,845,392
National General Holdings Corporation	427,600	9,231,884
OneBeacon Insurance Group Limited Class A	724,515	9,223,076

		47,460,128

REITs: 3.52%
Potlatch Corporation	264,500	8,331,750
Redwood Trust Incorporated	1,133,100	14,820,948
UMH Properties Incorporated	775,600	7,693,952

		30,846,650

Thrifts & Mortgage Finance: 0.83%
Essent Group Limited †	47,600	990,080
Northwest Bancshares Incorporated	461,000	6,228,110

		7,218,190

Health Care: 7.37%

Health Care Equipment & Supplies: 3.33%
Allied Healthcare Products Incorporated †(l)	588,600	411,961
Cerus Corporation †	466,100	2,763,973
Hologic Incorporated †	193,900	6,689,550
OraSure Technologies Incorporated †	2,675,800	19,346,034

		29,211,518

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Small Cap Value Fund	11

Security name	Shares	Value

Health Care Providers & Services: 2.70%
Air Methods Corporation †	104,000	$3,766,880
Cross Country Healthcare Incorporated †	1,326,848	15,431,242
Healthways Incorporated †	444,400	4,483,996

		23,682,118

Health Care Technology: 0.73%
Allscripts Healthcare Solutions Incorporated †	482,800	6,377,788

Life Sciences Tools & Services: 0.41%
PAREXEL International Corporation †	56,900	3,569,337

Pharmaceuticals: 0.20%
Prestige Brands Holdings Incorporated †	32,800	1,751,192

Industrials: 11.29%

Airlines: 5.81%
American Airlines Group Incorporated	182,400	7,480,224
Delta Air Lines Incorporated	491,400	23,921,352
Latam Airlines Group SP ADR †	630,100	4,410,700
United Continental Holdings Incorporated †	252,300	15,102,678

		50,914,954

Commercial Services & Supplies: 2.50%
ABM Industries Incorporated	2,700	87,237
ACCO Brands Corporation †	1,739,800	15,623,404
Healthcare Services Group Incorporated	169,400	6,235,614

		21,946,255

Construction & Engineering: 0.82%
Tutor Perini Corporation †	460,900	7,162,386

Machinery: 0.65%
Actuant Corporation Class A	115,500	2,854,005
Mueller Water Products Incorporated	288,400	2,849,392

		5,703,397

Professional Services: 0.58%
Hill International Incorporated †	1,500,000	5,055,000

Road & Rail: 0.23%
Covenant Transport Incorporated Class A †	83,300	2,015,027

Trading Companies & Distributors: 0.70%
Applied Industrial Technologies Incorporated	142,700	6,193,180

Information Technology: 15.00%

Communications Equipment: 0.93%
Harmonic Incorporated †	836,300	2,734,701
Ruckus Wireless Incorporated †	554,000	5,434,740

		8,169,441

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 7.21%
Checkpoint Systems Incorporated	758,500	$7,676,020
Cognex Corporation	206,800	8,054,860
Coherent Incorporated †	315,000	28,948,500
OSI Systems Incorporated †	282,800	18,520,572

		63,199,952

IT Services: 0.43%
TeleTech Holdings Incorporated	134,700	3,739,272

Semiconductors & Semiconductor Equipment: 0.47%
Kulicke & Soffa Industries Incorporated †	365,600	4,138,592

Software: 0.25%
Synchronoss Technologies Incorporated †	67,900	2,195,886

Technology Hardware, Storage & Peripherals: 5.71%
Cray Incorporated †	1,057,700	44,328,207
Diebold Incorporated	117,420	3,394,612
Quantum Corporation †	3,865,000	2,357,650

		50,080,469

Materials: 12.37%

Chemicals: 0.17%
Calgon Carbon Corporation	109,000	1,528,180

Containers & Packaging: 0.32%
Intertape Polymer Group Incorporated	195,500	2,789,785

Metals & Mining: 11.40%
Agnico-Eagle Mines Limited	258,800	9,358,208
Carpenter Technology Corporation	65,400	2,238,642
NovaGold Resources Incorporated †	959,600	4,836,384
Randgold Resources Limited ADR	587,400	53,341,794
Royal Gold Incorporated	142,100	7,288,309
Sandstorm Gold Limited †	1,309,500	4,308,255
Silver Standard Resources Incorporated †	1,062,600	5,897,430
Steel Dynamics Incorporated	465,700	10,482,907
Webco Industries Incorporated †(a)(i)(l)	55,400	2,221,540

		99,973,469

Paper & Forest Products: 0.48%
Deltic Timber Corporation	69,400	4,174,410

Telecommunication Services: 2.70%

Diversified Telecommunication Services: 2.70%
Cincinnati Bell Incorporated †	6,118,200	23,677,435

Total Common Stocks (Cost $576,237,009)		845,613,547

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Small Cap Value Fund	13

Security name		Shares	Value

Exchange-Traded Funds: 1.70%
Market Vectors Gold Miners ETF		386,020	$7,712,680
Market Vectors Junior Gold Miners ETF		110,206	3,069,237
SPDR S&P Regional Banking ETF		109,900	4,136,636

Total Exchange-Traded Funds (Cost $17,729,602)			14,918,553

	Yield
Short-Term Investments: 1.64%

Investment Companies: 1.64%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44%	14,417,507	14,417,507

Total Short-Term Investments (Cost $14,417,507)			14,417,507

Total investments in securities (Cost $608,384,118) *	99.78%	874,949,607
Other assets and liabilities, net	0.22	1,918,193

Total net assets	100.00%	$876,867,800

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $621,118,816 and unrealized gains (losses) consists of:

Gross unrealized gains	$343,744,411
Gross unrealized losses	(89,913,620)

Net unrealized gains	$253,830,791

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Value Fund	Statement of assets and liabilities—March 31, 2016

Assets
Investments
In unaffiliated securities, at value (cost $542,423,331)	$784,272,647
In affiliated securities, at value (cost $65,960,787)	90,676,960

Total investments, at value (cost $608,384,118)	874,949,607
Foreign currency, at value (cost $44)	40
Receivable for investments sold	4,824,470
Receivable for Fund shares sold	757,242
Receivable for dividends	761,917
Prepaid expenses and other assets	54,570

Total assets	881,347,846

Liabilities
Payable for investments purchased	1,560,269
Payable for Fund shares redeemed	1,697,901
Management fee payable	560,611
Distribution fees payable	21,007
Administration fees payable	118,392
Shareholder report expenses payable	367,531
Accrued expenses and other liabilities	154,335

Total liabilities	4,480,046

Total net assets	$876,867,800

NET ASSETS CONSIST OF
Paid-in capital	$545,383,427
Accumulated net investment loss	(2,315,780)
Accumulated net realized gains on investments	67,234,668
Net unrealized gains on investments	266,565,485

Total net assets	$876,867,800

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$441,678,759
Shares outstanding – Class A1	23,439,798
Net asset value per share – Class A	$18.84
Maximum offering price per share – Class A2	$19.99
Net assets – Class B	$4,313
Shares outstanding – Class B1	285
Net asset value per share – Class B	$15.13
Net assets – Class C	$33,600,999
Shares outstanding – Class C1	2,227,279
Net asset value per share – Class C	$15.09
Net assets – Class R6	$92,928,682
Shares outstanding – Class R6[1]	4,713,135
Net asset value per share – Class R6	$19.72
Net assets – Administrator Class	$24,926,956
Shares outstanding – Administrator Class[1]	1,267,594
Net asset value per share – Administrator Class	$19.66
Net assets – Institutional Class	$283,728,091
Shares outstanding – Institutional Class[1]	14,396,481
Net asset value per share – Institutional Class	$19.71

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2016	Wells Fargo Small Cap Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $31,965)	$9,553,727
Income from affiliated securities	677,446

Total investment income	10,231,173

Expenses
Management fee	9,695,926
Administration fees
Class A	749,729
Class B	192
Class C	121,514
Class R6	28,823
Administrator Class	52,007
Institutional Class	438,968
Investor Class	747,872 [1]
Shareholder servicing fees
Class A	849,582
Class B	209
Class C	133,042
Administrator Class	109,275
Investor Class	580,296 [1]
Distribution fees
Class B	627
Class C	399,125
Custody and accounting fees	104,927
Professional fees	52,782
Registration fees	93,766
Shareholder report expenses	324,813
Trustees’ fees and expenses	11,522
Other fees and expenses	25,715

Total expenses	14,520,712
Less: Fee waivers and/or expense reimbursements	(1,282,344)

Net expenses	13,238,368

Net investment loss	(3,007,195)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	151,432,974
Affiliated securities	25,261,687

Net realized gains on investments	176,694,661

Net change in unrealized gains (losses) on:
Unaffiliated securities	(168,374,425)
Affiiliated securities	(54,528,754)

Net change in unrealized gains (losses) on investments	(222,903,179)

Net realized and unrealized gains (losses) on investments	(46,208,518)

Net decrease in net assets resulting from operations	$(49,215,713)

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Value Fund	Statement of changes in net assets

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment income (loss)		$(3,007,195)		$4,712,137
Net realized gains on investments		176,694,661		297,123,395
Net change in unrealized gains (losses) on investments		(222,903,179)		(486,933,435)

Net decrease in net assets resulting from operations		(49,215,713)		(185,097,903)

Distributions to shareholders from
Net investment income
Class A		0		(1,523,233)
Class C		0		(221,004)
Class R6		0		(333,506)
Institutional Class		0		(8,076,528)
Investor Class		0 [1]		(2,166,037)
Net realized gains
Class A		(147,582,801)		(55,676,351)
Class B		(11,299)		(47,217)
Class C		(12,940,580)		(16,838,250)
Class R6		(26,184,650)		(7,568,540)
Administrator Class		(7,973,394)		(15,392,983)
Institutional Class		(84,638,041)		(192,333,937)
Investor Class		0 [1]		(90,968,444)

Total distributions to shareholders		(279,330,765)		(391,146,030)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	14,405,645	371,383,963	1,004,915	32,650,378
Class C	213,694	3,522,236	208,610	5,701,764
Class R6	4,913,663	136,781,653	1,795,825	62,081,868
Administrator Class	246,541	5,884,855	2,670,173	93,659,025
Institutional Class	1,822,908	45,991,897	22,555,891	768,995,626
Investor Class	341,179 [1]	9,252,444 [1]	1,134,358	38,165,162

		572,817,048		1,001,253,823

Reinvestment of distributions
Class A	8,140,152	144,569,098	1,960,105	54,762,197
Class B	791	11,299	1,945	47,030
Class C	767,463	10,936,351	619,555	14,985,444
Class R6	1,410,811	26,184,650	274,897	7,902,046
Administrator Class	392,943	7,277,303	510,536	14,611,549
Institutional Class	4,322,403	80,180,580	3,727,964	107,172,323
Investor Class	0 [1]	0 [1]	3,198,137	91,570,270

		269,159,281		291,050,859

Payment for shares redeemed
Class A	(9,636,099)	(207,634,531)	(4,847,855)	(156,671,667)
Class B	(7,052)	(145,392)	(12,058)	(350,936)
Class C	(2,155,888)	(45,177,913)	(728,251)	(20,122,577)
Class R6	(3,471,014)	(92,765,963)	(221,939)	(7,157,233)
Administrator Class	(2,015,328)	(51,849,956)	(20,096,449)	(705,338,775)
Institutional Class	(27,696,737)	(767,867,077)	(17,298,268)	(567,191,934)
Investor Class	(17,354,006)[1]	(466,375,638)[1]	(8,864,914)	(296,658,045)

		(1,631,816,470)		(1,753,491,167)

Net decrease in net assets resulting from capital share transactions		(789,840,141)		(461,186,485)

Total decrease in net assets		(1,118,386,619)		(1,037,430,418)

Net assets
Beginning of period		1,995,254,419		3,032,684,837

End of period		$876,867,800		$1,995,254,419

Overdistributed/accumulated net investment income (loss)		$(2,315,780)		$(455,328)

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$27.51	$35.74	$36.33	$32.87	$29.56	$29.71
Net investment income (loss)	(0.06)[2]	0.01 [2]	0.18	0.23	0.19	0.16
Net realized and unrealized gains (losses) on investments	(1.19)	(2.55)	2.71	4.68	3.39	(0.11)

Total from investment operations	(1.25)	(2.54)	2.89	4.91	3.58	0.05
Distributions to shareholders from
Net investment income	0.00	(0.13)	(0.11)	(0.24)	(0.12)	(0.20)
Net realized gains	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)	0.00

Total distributions to shareholders	(7.42)	(5.69)	(3.48)	(1.45)	(0.27)	(0.20)
Net asset value, end of period	$18.84	$27.51	$35.74	$36.33	$32.87	$29.56
Total return[3]	(2.90)%	(7.29)%	8.87%	15.67%	12.22%	0.11%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.35%	1.33%	1.33%	1.34%	1.32%
Net expenses	1.28%	1.29%	1.30%	1.30%	1.30%	1.30%
Net investment income (loss)	(0.27)%	0.02%	1.26%	0.72%	0.61%	0.50%
Supplemental data
Portfolio turnover rate	16%	9%	7%	18%	16%	17%
Net assets, end of period (000s omitted)	$441,679	$289,669	$443,671	$482,677	$603,622	$596,741

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS B	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$23.84	$31.87	$32.75	$29.74	$26.85	$27.02
Net investment income (loss)	(0.28)[2]	(0.25)[2]	0.06 [2]	0.01 [2]	(0.03)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	(1.01)	(2.22)	2.43	4.21	3.07	(0.01)

Total from investment operations	(1.29)	(2.47)	2.49	4.22	3.04	(0.17)
Distributions to shareholders from
Net realized gains	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)	0.00
Net asset value, end of period	$15.13	$23.84	$31.87	$32.75	$29.74	$26.85
Total return[3]	(3.58)%	(8.01)%	8.53%	14.86%	11.37%	(0.63)%
Ratios to average net assets (annualized)
Gross expenses	2.11%	2.10%	2.08%	2.06%	2.08%	2.06%
Net expenses	2.03%	2.04%	2.05%	2.03%	2.05%	2.04%
Net investment income (loss)	(1.26)%	(0.83)%	0.50%	0.02%	(0.12)%	(0.57)%
Supplemental data
Portfolio turnover rate	16%	9%	7%	18%	16%	17%
Net assets, end of period (000s omitted)	$4	$156	$531	$647	$1,310	$3,928

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$23.80	$31.89	$32.77	$29.82	$26.92	$27.11
Net investment income (loss)	(0.24)[2]	(0.20)[2]	0.07 [2]	(0.02)[2]	(0.04)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	(1.05)	(2.27)	2.42	4.23	3.09	(0.10)

Total from investment operations	(1.29)	(2.47)	2.49	4.21	3.05	(0.17)
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	(0.05)	0.00	(0.02)
Net realized gains	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)	0.00

Total distributions to shareholders	(7.42)	(5.62)	(3.37)	(1.26)	(0.15)	(0.02)
Net asset value, end of period	$15.09	$23.80	$31.89	$32.77	$29.82	$26.92
Total return[3]	(3.58)%	(8.00)%	8.53%	14.80%	11.38%	(0.62)%
Ratios to average net assets (annualized)
Gross expenses	2.11%	2.10%	2.08%	2.08%	2.09%	2.07%
Net expenses	2.03%	2.04%	2.05%	2.05%	2.05%	2.05%
Net investment income (loss)	(1.18)%	(0.70)%	0.52%	(0.06)%	(0.14)%	(0.24)%
Supplemental data
Portfolio turnover rate	16%	9%	7%	18%	16%	17%
Net assets, end of period (000s omitted)	$33,601	$80,969	$105,309	$105,491	$102,663	$100,032

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31, 2013[2]
CLASS R6	2016	2015	2014[1]
Net asset value, beginning of period	$28.29	$36.52	$37.13	$33.69
Net investment income	0.03 [3]	0.23 [3]	0.35	0.07 [3]
Net realized and unrealized gains (losses) on investments	(1.18)	(2.69)	2.67	3.37

Total from investment operations	(1.15)	(2.46)	3.02	3.44
Distributions to shareholders from
Net investment income	0.00	(0.21)	(0.26)	0.00
Net realized gains	(7.42)	(5.56)	(3.37)	0.00

Total distributions to shareholders	(7.42)	(5.77)	(3.63)	0.00
Net asset value, end of period	$19.72	$28.29	$36.52	$37.13
Total return[4]	(2.43)%	(6.90)%	9.07%	10.21%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.87%	0.85%	0.85%
Net expenses	0.83%	0.83%	0.85%	0.85%
Net investment income	0.12%	0.72%	2.82%	0.60%
Supplemental data
Portfolio turnover rate	16%	9%	7%	18%
Net assets, end of period (000s omitted)	$92,929	$52,613	$398	$28

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$28.30	$36.40	$36.98	$33.45	$30.12	$30.32
Net investment income (loss)	(0.06)[2]	0.01 [2]	0.21	0.31	0.25 [2]	0.29 [2]
Net realized and unrealized gains (losses) on investments	(1.16)	(2.55)	2.77	4.75	3.44	(0.17)

Total from investment operations	(1.22)	(2.54)	2.98	5.06	3.69	0.12
Distributions to shareholders from
Net investment income	0.00	0.00	(0.19)	(0.32)	(0.21)	(0.32)
Net realized gains	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)	0.00

Total distributions to shareholders	(7.42)	(5.56)	(3.56)	(1.53)	(0.36)	(0.32)
Net asset value, end of period	$19.66	$28.30	$36.40	$36.98	$33.45	$30.12
Total return[3]	(2.70)%	(7.16)%	8.97%	15.92%	12.42%	0.32%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.19%	1.17%	1.17%	1.17%	1.15%
Net expenses	1.08%	1.09%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	(0.24)%	0.03%	1.48%	0.87%	0.80%	0.91%
Supplemental data
Portfolio turnover rate	16%	9%	7%	18%	16%	17%
Net assets, end of period (000s omitted)	$24,927	$74,820	$711,869	$666,812	$543,683	$390,266

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$28.29	$36.53	$37.12	$33.56	$30.21	$30.33
Net investment income (loss)	(0.01)[2]	0.17 [2]	0.26	0.38 [2]	0.34	0.31
Net realized and unrealized gains (losses) on investments	(1.15)	(2.65)	2.76	4.76	3.42	(0.12)

Total from investment operations	(1.16)	(2.48)	3.02	5.14	3.76	0.19
Distributions to shareholders from
Net investment income	0.00	(0.20)	(0.24)	(0.37)	(0.26)	(0.31)
Net realized gains	(7.42)	(5.56)	(3.37)	(1.21)	(0.15)	0.00

Total distributions to shareholders	(7.42)	(5.76)	(3.61)	(1.58)	(0.41)	(0.31)
Net asset value, end of period	$19.71	$28.29	$36.53	$37.12	$33.56	$30.21
Total return[3]	(2.46)%	(6.95)%	9.05%	16.15%	12.68%	0.52%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.92%	0.90%	0.90%	0.91%	0.89%
Net expenses	0.88%	0.89%	0.90%	0.90%	0.90%	0.89%
Net investment income (loss)	(0.03)%	0.52%	1.66%	1.08%	1.01%	0.97%
Supplemental data
Portfolio turnover rate	16%	9%	7%	18%	16%	17%
Net assets, end of period (000s omitted)	$283,728	$1,017,115	$984,881	$1,081,869	$1,143,730	$1,073,943

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bit price from and independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

24	Wells Fargo Small Cap Value Fund	Notes to financial statements

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Small Cap Value Fund	25

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses, and passive foreign investment companies. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(1,477,934)	$1,146,743	$331,191

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Small Cap Value Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$161,189,713	$0	$0	$161,189,713
Energy	74,951,290	3,104,006	0	78,055,296
Financials	179,119,495	0	0	179,119,495
Health care	64,591,953	0	0	64,591,953
Industrials	98,990,199	0	0	98,990,199
Information technology	131,523,612	0	0	131,523,612
Materials	103,454,519	5,011,325	0	108,465,844
Telecommunication services	23,677,435	0	0	23,677,435

Exchange-traded funds	14,918,553	0	0	14,918,553

Short-term investments
Investment companies	14,417,507	0	0	14,417,507
Total assets	$866,834,276	$8,115,331	$0	$874,949,607

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.80% and declined to 0.68% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.83% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Small Cap Value Fund	27

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares, 0.83% for Class R6 shares, 1.08% for Administrator Class shares, and 0.88% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2016, Funds Distributor received $1,553 from the sale of Class A shares and $179 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $179,654,228 and $832,867,516, respectively.

28	Wells Fargo Small Cap Value Fund	Notes to financial statements

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Allied Healthcare Products Incorporated	780,500	26,000	217,900	588,600	$411,961	$0	$(325,472)
Cavco Industries Incorporated	635,300	31,900	79,400	587,800	54,935,788	0	1,843,337
Century Casinos Incorporated	1,220,300	309,300	53,100	1,476,500	9,095,240	0	(23,411)
Cross Country Healthcare Incorporated*	1,640,500	129,949	443,601	1,326,848	15,431,242	0	(1,391,638)
lnterOil Corporation*	3,601,700	183,600	1,940,900	1,844,400	58,707,252	0	30,440,724
Medley Management Incorporated Class A	753,200	24,404	88,504	689,100	3,790,050	574,559	(621,385)
OraSure Technologies Incorporated*	4,218,600	0	1,542,800	2,675,800	19,346,034	0	(3,605,701)
Skyline Corporation	550,900	75,300	0	626,200	5,804,874	0	0
Webco Industries Incorporated	81,000	0	25,600	55,400	2,221,540	0	(1,054,767)
						$574,559	$25,261,687

*	No longer an affiliate of the Fund at the end of the period.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year ended March 31
	2016	2015
Ordinary income	$0	$30,981,316
Long-term capital gain	279,330,765	360,164,714

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$77,653,586	$253,830,787

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Small Cap Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Small Cap Value Fund (formerly known as Wells Fargo Advantage Small Cap Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years in the two-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years or periods in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Small Cap Value Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

30	Wells Fargo Small Cap Value Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $279,330,765 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Cap Value Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Small Cap Value Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241817 05-16 A244/AR244 03-16

Annual Report

March 31, 2016

Wells Fargo Small/Mid Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Small/Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Throughout the period, stock performance was highly volatile.

Stock values recovered during the second half of the first quarter of 2016.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small/Mid Cap Value Fund for the 12-month period that ended March 31, 2016. Throughout the period, stock performance was highly volatile. Investors reacted to slowing economic growth, moderating corporate earnings, weakening commodity prices, increasing central-bank intervention, and shifts in currency values. During the last four weeks of the period, investor sentiment appeared to move beyond these concerns as economic data firmed and stocks gained across the capitalization spectrum.

As investors grew concerned about global issues, volatility increased.

A common measure of investors’ stock volatility expectations—the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)1—illustrated the shifts in investor sentiment. The VIX spiked to readings above 40 in August 2015, indicating increased investor anxiety. During a comparatively calm autumn, VIX readings trended to the midteens and closer to their five-year average. Then stock markets grew volatile again as the winter months arrived. After the new year began, VIX readings spiked to the high 20s as U.S. equity markets posted their worst start to a calendar year on record. Stock values recovered during the second half of the first quarter of 2016. Investors appeared to be encouraged by improving economic data and the reassurances of central bankers that they remain committed to spurring growth through policy initiatives.

However, business, economic, and central-bank policy development had countervailing influences. For example, while a stronger dollar benefited consumer purchasing power, it tended to negatively affect corporate earnings and investment gains earned overseas when translated to U.S. dollars. Lower energy costs helped consumers’ budgets but hampered the profits and stock performance in the energy sector. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty.

Central bankers responded with policy initiatives in response to shifting economic conditions.

In December 2015, the U.S. Federal Reserve (Fed) increased the federal funds rate, the first interest-rate increase since 2006. The Fed also expressed its intention to increase the rate several times during 2016. After the new year began, as data weakened and volatility increased, the Fed retrenched, which injected additional uncertainty into the markets. In the eurozone, the European Central Bank continued to encourage lending and investing by making funds available to banks at low interest rates, imposing a negative interest rate on bank deposits, and purchasing bonds through its quantitative easing program. In Japan, the central bank also implemented a negative interest-rate policy intended to spur lending and investment. In China, the People’s Bank of China lowered interest rates and bank reserve requirements, in addition to devaluing the country’s currency to support exports.

[1]	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. Several investors expressed interest in trading instruments related to the market’s expectation of future volatility, and so VIX futures were introduced in 2004, and VIX options were introduced in 2006.

Letter to shareholders (unaudited)	Wells Fargo Small/Mid Cap Value Fund	3

Volatility and recoveries highlighted the value of a long-term investment strategy.

The experience of the past 12 months demonstrated the value of maintaining a disciplined, long-term investment strategy despite short-term volatility. Broad U.S. equity indexes trimmed their worst losses measured to the midpoint of the period to recover all or a portion of their lost values by the end of the period. For example, the S&P 500 Index,2 a commonly referenced gauge of large-cap stock performance, gained 1.78% for the 12-month period that ended March 31, 2016, after recording a 6.18% loss for the six-month period that ended September 30, 2015. Some observers attributed the S&P 500 Index’s relative outperformance to investors who moved their equity allocations higher in the capitalization structure in pursuit of the perceived safety of large-cap stocks. The Russell Midcap® Index3 lost 4.04% for the 12-month period that ended March 31, 2016, regaining more than half of the 9.42% loss it had recorded for the six-month period that ended September 30, 2015. For the 12-month period that ended March 31, 2016, the Russell 2000® Index,4 a common small-cap stock index, lost 9.76%, an improvement from the 11.55% loss it had recorded during the six-month period that ended September 30, 2015.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

4	Wells Fargo Small/Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA®

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFVAX)	7-31-2007	(1.84)	(0.09)	1.28	4.13	1.10	1.89	1.43	1.36
Class C (WFCVX)	7-31-2007	2.32	0.34	1.16	3.32	0.34	1.16	2.18	2.11
Administrator Class (WWMDX)	4-8-2005	–	–	–	4.35	1.34	2.15	1.35	1.16
Institutional Class (WWMSX)	8-31-2006	–	–	–	4.49	1.51	2.33	1.10	0.96
Russell 2500TM Value Index[4]	–	–	–	–	(5.20)	8.33	5.80	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Small/Mid Cap Value Fund	5

Growth of $10,000 investment as of March 31, 2016[5]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.35% for Class A, 2.10% for Class C, 1.15% Administrator Class and 0.95% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500TM Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Small/Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2500TM Value Index, for the 12-month period that ended March 31, 2016.

■	The Fund benefited from an overweight to materials, particularly gold-mining companies.

■	Strong stock selection in the consumer discretionary and industrials sectors also drove the outperformance.

■	The Fund’s underweight to the utilities sector and weakness within some of our health care holdings detracted from performance.

Equities declined during the 12-month period that ended March 31, 2016, as measured by the Russell 2500TM Value Index. The disappointing economic recovery in the U.S., slowing growth in emerging markets, heightened geopolitical risks, and uncertainty regarding global central bank actions presented a difficult environment for equities. This backdrop was more positive for gold, which rose over 4% during this time. Most gold-related equities outperformed the gold price. Despite the macro headwinds over the past 12 months, our Fund generated a positive absolute return versus the benchmark, which finished down for the period.

Ten largest holdings (%) as of March 31, 2016[6]
Randgold Resources Limited ADR	6.03
Cavco Industries Incorporated	5.70
UMH Properties Incorporated	5.52
Integrated Electrical Services Incorporated	5.37
InterOil Corporation	5.31
Skyline Corporation	2.95
Century Casinos Incorporated	2.17
Cray Incorporated	1.94
Sandvine Corporation	1.68
Sierra Bancorp	1.62

Gold and the shares of most gold miners performed strongly in a weak equity market.

An overweight to the materials sector, specifically gold-mining companies, contributed to relative performance. We hold positions in gold miners in part because we believe they improve the Fund’s diversification given their lower correlation to the broad market. This proved true during the period, as gold and the shares of most gold miners performed strongly in the face of a weak equity market. We expect global mine supply to decline, which, coupled with the uncertain macroeconomic backdrop, should bode well for the price of gold. Randgold Resources Limited, one of the Fund’s largest holdings, gained more than 30%. Randgold is profitable and has disciplined management, a strong balance sheet, and high-quality mining assets. It continues to be a core Fund holding.

Strong stock selection in the consumer discretionary sector helped Fund performance. The Fund’s manufactured housing producers, Cavco Industries, Incorporated, and Skyline Corporation, returned more than 24% and 160%, respectively. The manufactured housing industry is slowly recovering after a major downturn. As industry volumes increase, Cavco and Skyline are generating improved results. We believe the industry is in the early stages of a recovery and the outlook for these companies is very positive. Century Casinos, Incorporated, another strong performer, benefited from a successful new property in Canada and improved margins at its operations in Poland.

Integrated Electrical Services, Incorporated, drove the strong performance in the industrials sector. This company primarily provides electrical construction and contracting services to the residential, communications, and commercial and industrial industries. Integrated Electrical Services reported strong earnings over the past year, driven by growth in the residential and communications divisions. Integrated Electrical Services has a strong balance sheet with a net cash position, and the outlook for the company’s end markets remains positive.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Small/Mid Cap Value Fund	7

Sector distribution as of March 31, 2016[7]

Despite weakness in oil, the Fund’s energy stocks contributed to relative performance.

Despite the weakness in oil, the Fund’s energy stocks were a modest contributor to relative performance. Our largest energy holding, InterOil Corporation, outperformed the energy sector within the benchmark despite the stock’s 31% loss during the period. Even though the company, a natural gas exploration concern, isn’t directly tied to oil, the weak sector sentiment negatively influenced the stock. InterOil’s transaction with Total S.A. regarding the Elk/Antelope natural gas resource remains on track and is expected to close in the third quarter. At certification of the transaction, InterOil will receive a large certification payment tied to the amount of gas present rather than based on commodity prices. The deal will further de-risk the company’s financial position and allow it to advance its drilling programs on multiple fields.

Our underweight to the utilities sector, one of the best performers for the 12-month period, was a detractor. Weakness within our health care holdings negatively affected performance. While there was a positive influence due to the acquisition of Merge Healthcare Incorporated by IBM Corporation, it was not enough to offset the underperformance of EnteroMedics Incorporated. EnteroMedics is a medical device company that has developed a neuro-blocking technology to treat obesity that is less invasive than alternate procedures. Despite receiving the approval of the U.S. Food and Drug Administration, ramp-up of the device that was slower than anticipated and subsequent equity offerings negatively affected the price of the stock.

We remain focused on companies whose businesses are likely to benefit in the long-term.

We are cautious on the overall market. Corporate profit margins are high and valuation multiples are not cheap. It is possible that profit margins revert to more historical levels and the share-price multiple that investors put on those earnings also could move lower. The interaction of these two influences could lead to lower stock prices. In addition, the hesitancy of the U.S. Federal Reserve to raise interest rates in the U.S. and the move by some central banks overseas to negative interest-rate regimes suggest that global economic growth is not yet robust. Given these factors, we believe it’s prudent to remain cautious. We continue to focus on company-specific fundamentals to guide our decisions. We believe our diversified approach, which includes exposure to gold miners, leaves the Fund well positioned to meet the various challenges that may lie ahead.

Please see footnotes on page 5.

8	Wells Fargo Small/Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,152.91	$7.27	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81	1.35%
Class C
Actual	$1,000.00	$1,148.14	$11.28	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58	2.10%
Administrator Class
Actual	$1,000.00	$1,153.96	$6.19	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Institutional Class
Actual	$1,000.00	$1,154.54	$5.12	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Small/Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 93.49%

Consumer Discretionary: 21.66%

Auto Components: 1.24%
Fox Factory Holding Corporation †	38,570	$609,792

Hotels, Restaurants & Leisure: 2.57%
Century Casinos Incorporated †	173,700	1,069,992
Peak Resorts Incorporated	57,600	195,840

		1,265,832

Household Durables: 14.22%
Cavco Industries Incorporated †	30,013	2,805,015
D.R. Horton Incorporated	24,500	740,635
Nobility Homes Incorporated †(a)	28,200	394,800
Skyline Corporation †	156,482	1,450,588
Taylor Morrison Home Corporation Class A †	40,009	564,927
The New Home Company Incorporated †	25,800	316,308
WCI Communities Incorporated †	39,202	728,373

		7,000,646

Media: 3.63%
Cinemark Holdings Incorporated	12,300	440,709
Entravision Communications Corporation Class A	95,975	714,054
Interpublic Group of Companies Incorporated	7,300	167,535
News Corporation Class A	36,321	463,819

		1,786,117

Energy: 7.22%

Oil, Gas & Consumable Fuels: 7.22%
Canadian Natural Resources Limited	7,267	196,209
InterOil Corporation †	82,189	2,616,076
Raging River Exploration Incorporated †	29,400	205,545
Range Resources Corporation	8,100	262,278
Sanchez Energy Corporation †	49,968	274,324

		3,554,432

Financials: 26.34%

Banks: 12.82%
American River Bankshares †	54,700	555,752
Ameris Bancorp	13,656	403,944
BBCN Bancorp Incorporated	45,006	683,641
Hilltop Holdings Incorporated †	29,844	563,455
IBERIABANK Corporation	12,985	665,741
Midsouth Bancorp Incorporated	41,574	317,210
Pacific Premier Bancorp Incorporated †	30,819	658,602
Sierra Bancorp	43,900	796,785
The Bancorp Incorporated †	87,345	499,613
Valley National Bancorp	48,165	459,494
Wilshire Bancorp Incorporated	68,381	704,324

		6,308,561

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Small/Mid Cap Value Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Capital Markets: 0.36%
Safeguard Scientifics Incorporated †	13,500	$178,875

Consumer Finance: 0.82%
Enova International Incorporated †	64,015	403,935

Insurance: 2.49%
Conifer Holdings Incorporated †	52,900	345,437
First Acceptance Corporation †	192,321	346,178
Health Insurance Innovations Incorporated Class A †	34,972	213,679
James River Group Holdings Limited	9,900	319,374

		1,224,668

REITs: 8.75%
Owens Realty Mortgage Incorporated	28,200	450,354
Potlatch Corporation	18,006	567,189
Redwood Trust Incorporated	43,600	570,288
UMH Properties Incorporated	273,900	2,717,088

		4,304,919

Thrifts & Mortgage Finance: 1.10%
Northwest Bancshares Incorporated	40,283	544,223

Health Care: 2.12%

Health Care Equipment & Supplies: 0.19%
Allied Healthcare Products Incorporated †	33,100	23,167
EnteroMedics Incorporated †	71,193	68,844

		92,011

Health Care Providers & Services: 0.93%
Cross Country Healthcare Incorporated †	39,481	459,164

Health Care Technology: 1.00%
Allscripts Healthcare Solutions Incorporated †	21,222	280,343
Omnicell Incorporated †	7,600	211,812

		492,155

Industrials: 15.57%

Airlines: 3.40%
American Airlines Group Incorporated	7,741	317,458
JetBlue Airways Corporation †	26,548	560,694
LATAM Airlines Group ADR †	53,766	376,362
United Continental Holdings Incorporated †	7,000	419,020

		1,673,534

Commercial Services & Supplies: 2.35%
ACCO Brands Corporation †	28,430	255,301
Healthcare Services Group Incorporated	14,636	538,751
SP Plus Corporation †	15,139	364,244

		1,158,296

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Small/Mid Cap Value Fund	11

Security name	Shares	Value

Construction & Engineering: 6.32%
Integrated Electrical Services Incorporated †	180,100	$2,642,067
Sterling Construction Company Incorporated †	91,200	469,680

		3,111,747

Machinery: 2.57%
Actuant Corporation Class A	12,823	316,856
Graco Incorporated	3,600	302,256
Kennametal Incorporated	4,928	110,831
Xylem Incorporated	13,023	532,641

		1,262,584

Trading Companies & Distributors: 0.93%
Applied Industrial Technologies Incorporated	10,600	460,040

Information Technology: 8.68%

Communications Equipment: 3.72%
Applied Optoelectronics Incorporated †	36,413	542,918
Ruckus Wireless Incorporated †	47,100	462,051
Sandvine Corporation (a)†	385,900	824,979

		1,829,948

Electronic Equipment, Instruments & Components: 2.12%
Coherent Incorporated †	2,100	192,990
Knowles Corporation †	21,181	279,166
Mercury Computer Systems Incorporated †	28,022	568,847

		1,041,003

Semiconductors & Semiconductor Equipment: 0.90%
FormFactor Incorporated †	61,120	444,342

Technology Hardware, Storage & Peripherals: 1.94%
Cray Incorporated †	22,800	955,548

Materials: 11.49%

Metals & Mining: 11.49%
Agnico-Eagle Mines Limited – U.S. Exchange Traded Shares	11,635	420,722
Endeavour Mining Corporation †	60,600	514,663
Lucara Diamond Corporation – U.S. Exchange Traded Shares	295,144	619,507
Randgold Resources Limited ADR	32,700	2,969,487
Rockwell Diamonds Incorporated †(a)(i)	490,000	28,261
Rockwell Diamonds Incorporated – Legend Shares (i)	701,000	40,481
Royal Gold Incorporated	6,900	353,901
Sandstorm Gold Limited †	115,700	380,652
Silver Wheaton Corporation – U.S. Exchange Traded Shares	19,769	327,770

		5,655,444

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small/Mid Cap Value Fund	Portfolio of investments—March 31, 2016

Security name			Shares	Value

Telecommunication Services: 0.41%

Diversified Telecommunication Services: 0.41%
Cincinnati Bell Incorporated †			51,800	$200,466

Total Common Stocks (Cost $32,275,592)				46,018,282

Exchange-Traded Funds: 0.87%
Market Vectors Junior Gold Miners ETF			15,454	430,394

Total Exchange-Traded Funds (Cost $464,456)				430,394

		Expiration date
Warrants: 0.02%

Health Care: 0.02%

Health Care Equipment & Supplies: 0.02%
EnteroMedics Incorporated †(a)(i)		5-14-2016	270,908	280
EnteroMedics Incorporated †(a)(i)		9-28-2016	13,680	1,964
EnteroMedics Incorporated †(a)(i)		2-27-2018	48,280	9,346

Total Warrants (Cost $0)				11,590

	Yield
Short-Term Investments: 5.38%

Investment Companies: 5.38%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44%		2,646,493	2,646,493

Total Short-Term Investments (Cost $2,646,493)				2,646,493

Total investments in securities (Cost $35,386,541) *	99.76%	49,106,759
Other assets and liabilities, net	0.24	116,233

Total net assets	100.00%	$49,222,992

†	Non-income-earning security

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $36,849,473 and unrealized gains (losses) consists of:

Gross unrealized gains	$18,347,130
Gross unrealized losses	(6,089,844)

Net unrealized gains	$12,257,286

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2016	Wells Fargo Small/Mid Cap Value Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $32,740,048)	$46,460,266
In affiliated securities, at value (cost $2,646,493)	2,646,493

Total investments, at value (cost $35,386,541)	49,106,759
Cash	2,899
Receivable for investments sold	362,424
Receivable for Fund shares sold	42,018
Receivable for dividends	51,786
Prepaid expenses and other assets	23,854

Total assets	49,589,740

Liabilities
Payable for investments purchased	218,598
Payable for Fund shares redeemed	77,294
Management fee payable	21,984
Distribution fee payable	1,823
Administration fees payable	8,271
Professional fees payable	4,145
Shareholder report expenses payable	18,452
Accrued expenses and other liabilities	16,181

Total liabilities	366,748

Total net assets	$49,222,992

NET ASSETS CONSIST OF
Paid-in capital	$34,835,431
Accumulated net realized gains on investments	667,312
Net unrealized gains on investments	13,720,249

Total net assets	$49,222,992

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$41,542,681
Shares outstanding – Class A1	3,579,604
Net asset value per share – Class A	$11.61
Maximum offering price per share – Class A2	$12.32
Net assets – Class C	$2,965,229
Shares outstanding – Class C1	271,410
Net asset value per share – Class C	$10.93
Net assets – Administrator Class	$2,665,138
Shares outstanding – Administrator Class[1]	222,297
Net asset value per share – Administrator Class	$11.99
Net assets – Institutional Class	$2,049,944
Shares outstanding – Institutional Class[1]	169,369
Net asset value per share – Institutional Class	$12.10

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small/Mid Cap Value Fund	Statement of operations—year ended March 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $6,556)	$675,772
Income from affiliated securities	3,610

Total investment income	679,382

Expenses
Management fee	426,275
Administration fees
Class A	48,832
Class C	7,490
Administrator Class	3,456
Institutional Class	3,562
Investor Class	68,181 [1]
Shareholder servicing fees
Class A	56,552
Class C	8,316
Administrator Class	7,206
Investor Class	53,267 [1]
Distribution fee
Class C	24,949
Custody and accounting fees	15,837
Professional fees	42,748
Registration fees	75,921
Shareholder report expenses	36,534
Trustees’ fees and expenses	20,232
Other fees and expenses	8,968

Total expenses	908,326
Less: Fee waivers and/or expense reimbursements	(169,611)

Net expenses	738,715

Net investment loss	(59,333)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,124,491
Net change in unrealized gains (losses) on investments	(1,511,993)

Net realized and unrealized gains (losses) on investments	1,612,498

Net increase in net assets resulting from operations	$1,553,165

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small/Mid Cap Value Fund	15

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment loss		$(59,333)		$(154,084)
Net realized gains on investments		3,124,491		10,733,260
Net change in unrealized gains (losses) on investments		(1,511,993)		(29,960,089)

Net increase (decrease) in net assets resulting from operations		1,553,165		(19,380,913)

Distributions to shareholders from
Net realized gains
Class A		(753,888)		(3,859,460)
Class C		(57,077)		(2,021,715)
Administrator Class		(44,503)		(1,576,683)
Institutional Class		(57,749)		(1,605,351)
Investor Class		0 [1]		(12,209,745)

Total distributions to shareholders		(913,217)		(21,272,954)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,305,207	36,992,488	273,650	4,672,524
Class C	32,518	336,975	113,449	1,504,201
Administrator Class	52,107	607,564	115,653	2,005,080
Institutional Class	193,995	2,262,265	506,801	8,494,369
Investor Class	133,107 [1]	1,492,267 [1]	607,478	10,486,522

		41,691,559		27,162,696

Reinvestment of distributions
Class A	69,118	741,633	339,370	3,824,702
Class C	4,991	50,509	108,994	1,168,410
Administrator Class	3,654	40,485	128,628	1,492,081
Institutional Class	4,919	55,000	72,544	847,311
Investor Class	0 [1]	0 [1]	1,069,774	12,099,144

		887,627		19,431,648

Payment for shares redeemed
Class A	(788,500)	(8,715,874)	(725,009)	(10,498,924)
Class C	(181,133)	(1,922,252)	(360,815)	(4,563,950)
Administrator Class	(184,506)	(2,168,373)	(1,127,021)	(19,233,321)
Institutional Class	(408,823)	(4,578,247)	(977,958)	(15,827,735)
Investor Class	(3,670,314)[1]	(41,284,417)[1]	(1,533,274)	(23,460,698)

		(58,669,163)		(73,584,628)

Net decrease in net assets resulting from capital share transactions		(16,089,977)		(26,990,284)

Total decrease in net assets		(15,450,029)		(67,644,151)

Net assets
Beginning of period		64,673,021		132,317,172

End of period		$49,222,992		$64,673,021

Undistributed (accumulated) net investment income (loss)		$0		$(9,164)

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$11.36	$18.63	$17.66	$16.17	$14.61	$14.33
Net investment income (loss)	0.01 [2]	(0.01)	0.09 [2]	0.11 [2]	0.07	0.06
Net realized and unrealized gains (losses) on investments	0.44	(3.13)	1.93	1.42	1.55	0.35

Total from investment operations	0.45	(3.14)	2.02	1.53	1.62	0.41
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.04)	(0.06)	(0.13)
Net realized gains	(0.20)	(4.13)	(1.05)	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(4.13)	(1.05)	(0.04)	(0.06)	(0.13)
Net asset value, end of period	$11.61	$11.36	$18.63	$17.66	$16.17	$14.61
Total return[3]	4.13%	(16.66)%	12.22%	9.47%	11.13%	2.76%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.47%	1.57%	1.41%	1.41%	1.40%
Net expenses	1.35%	1.35%	1.39%	1.40%	1.40%	1.40%
Net investment income (loss)	0.12%	(0.11)%	1.20%	0.68%	0.37%	0.37%
Supplemental data
Portfolio turnover rate	34%	33%	24%	29%	32%	34%
Net assets, end of period (000s omitted)	$41,543	$11,288	$20,599	$19,659	$25,612	$34,642

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small/Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$10.79	$18.07	$17.21	$15.84	$14.36	$14.10
Net investment income (loss)	(0.09)[2]	(0.13)[2]	0.03 [2]	(0.01)[2]	(0.08)	(0.06)
Net realized and unrealized gains (losses) on investments	0.43	(3.02)	1.88	1.38	1.56	0.35

Total from investment operations	0.34	(3.15)	1.91	1.37	1.48	0.29
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.03)
Net realized gains	(0.20)	(4.13)	(1.05)	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(4.13)	(1.05)	0.00	0.00	(0.03)
Net asset value, end of period	$10.93	$10.79	$18.07	$17.21	$15.84	$14.36
Total return[3]	3.32%	(17.26)%	11.88%	8.65%	10.31%	2.05%
Ratios to average net assets (annualized)
Gross expenses	2.40%	2.22%	2.32%	2.17%	2.16%	2.15%
Net expenses	2.10%	2.10%	2.14%	2.15%	2.15%	2.15%
Net investment income (loss)	(0.84)%	(0.87)%	0.46%	(0.07)%	(0.40)%	(0.38)%
Supplemental data
Portfolio turnover rate	34%	33%	24%	29%	32%	34%
Net assets, end of period (000s omitted)	$2,965	$4,476	$9,999	$9,347	$10,763	$12,204

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31				Year ended October 31
ADMINISTRATOR CLASS	2016	2015		2014[1]	2013	2012	2011
Net asset value, beginning of period	$11.70	$19.00		$17.97	$16.46	$14.89	$14.60
Net investment income (loss)	0.01 [2]	(0.00	)2,[3]	0.11 [2]	0.15 [2]	0.10	0.09
Net realized and unrealized gains (losses) on investments	0.48	(3.17)		1.97	1.44	1.58	0.36

Total from investment operations	0.49	(3.17)		2.08	1.59	1.68	0.45
Distributions to shareholders from
Net investment income	0.00	0.00		0.00	(0.08)	(0.11)	(0.16)
Net realized gains	(0.20)	(4.13)		(1.05)	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(4.13)		(1.05)	(0.08)	(0.11)	(0.16)
Net asset value, end of period	$11.99	$11.70		$19.00	$17.97	$16.46	$14.89
Total return[4]	4.35%	(16.48)%		12.34%	9.75%	11.33%	3.13%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.28%		1.39%	1.24%	1.24%	1.24%
Net expenses	1.15%	1.14%		1.15%	1.15%	1.15%	1.15%
Net investment income (loss)	0.13%	(0.02)%		1.44%	0.91%	0.59%	0.61%
Supplemental data
Portfolio turnover rate	34%	33%		24%	29%	32%	34%
Net assets, end of period (000s omitted)	$2,665	$4,107		$23,445	$24,127	$68,857	$76,668

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small/Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$11.79	$19.08	$18.06	$16.54	$14.97	$14.67
Net investment income	0.03 [2]	0.04 [2]	0.12 [2]	0.18 [2]	0.11	0.11
Net realized and unrealized gains (losses) on investments	0.48	(3.20)	1.98	1.46	1.60	0.38

Total from investment operations	0.51	(3.16)	2.10	1.64	1.71	0.49
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	(0.12)	(0.14)	(0.19)
Net realized gains	(0.20)	(4.13)	(1.05)	0.00	0.00	0.00

Total distributions to shareholders	(0.20)	(4.13)	(1.08)	(0.12)	(0.14)	(0.19)
Net asset value, end of period	$12.10	$11.79	$19.08	$18.06	$16.54	$14.97
Total return[3]	4.49%	(16.34)%	12.46%	9.94%	11.61%	3.28%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.03%	1.12%	0.99%	0.98%	0.97%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.27%	0.24%	1.65%	1.10%	0.74%	0.79%
Supplemental data
Portfolio turnover rate	34%	33%	24%	29%	32%	34%
Net assets, end of period (000s omitted)	$2,050	$4,473	$14,842	$37,671	$47,737	$29,881

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small/Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small/Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs

Notes to financial statements	Wells Fargo Small/Mid Cap Value Fund	21

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, and net operating losses. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(280,947)	$68,497	$212,450

22	Wells Fargo Small/Mid Cap Value Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stock
Consumer discretionary	$10,267,587	$394,800	$0	$10,662,387
Energy	3,554,432	0	0	3,554,432
Financials	12,965,181	0	0	12,965,181
Health care	1,043,330	0	0	1,043,330
Industrials	7,666,201	0	0	7,666,201
Information technology	3,445,862	824,979	0	4,270,841
Materials	4,967,195	688,249	0	5,655,444
Telecommunication services	200,466	0	0	200,466

Exchange-traded funds	430,394	0	0	430,394

Warrants			0
Health care	0	11,590	0	11,590

Short-term investments			0
Investment companies	2,646,493	0	0	2,646,493
Total assets	$47,187,141	$1,919,618	$0	$49,106,759

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services,

Notes to financial statements	Wells Fargo Small/Mid Cap Value Fund	23

implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.75% and declined to 0.60% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.15% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2016, Funds Distributor received $525 from the sale of Class A shares and $14 in contingent deferred sales charges from redemptions of Class C shares.

24	Wells Fargo Small/Mid Cap Value Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $17,818,738 and $34,167,101, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year ended March 31
	2016	2015
Ordinary income	$0	$3,167,177
Long-term capital gain	913,217	18,105,777

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$2,149,357	$12,238,204

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REORGANIZATION

At a regular meeting of the Board of Trustees held on February 17-18, 2016, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Small Cap Value Fund will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Small Cap Value Fund.

A Special Meeting of Shareholders of the Fund will be held on June 28, 2016 to consider and vote on the Plan. On May 6, 2016, materials for this meeting were mailed to shareholders of record on April 15, 2016.

Report of independent registered public accounting firm	Wells Fargo Small/Mid Cap Value Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Small/Mid Cap Value Fund (formerly known as Wells Fargo Advantage Small/Mid Cap Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2013 to March 31, 2014 and each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Small/Mid Cap Value Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

26	Wells Fargo Small/Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $913,217 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small/Mid Cap Value Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Small/Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Small/Mid Cap Value Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241818 05-16 A245/AR245 03-16

Annual Report

March 31, 2016

Wells Fargo Special Small Cap Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Special Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Throughout the period, stock performance was highly volatile.

Stock values recovered during the second half of the first quarter of 2016.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Small Cap Value Fund for the 12-month period that ended March 31, 2016. Throughout the period, stock performance was highly volatile. Investors reacted to slowing economic growth, moderating corporate earnings, weakening commodity prices, increasing central-bank intervention, and shifts in currency values. During the last four weeks of the period, investor sentiment appeared to move beyond these concerns as economic data firmed and stocks gained across the capitalization spectrum.

As investors grew concerned about global issues, volatility increased.

A common measure of investors’ stock volatility expectations—the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)1—illustrated the shifts in investor sentiment. The VIX spiked to readings above 40 in August 2015, indicating increased investor anxiety. During a comparatively calm autumn, VIX readings trended to the midteens and closer to their five-year average. Then stock markets grew volatile again as the winter months arrived. After the new year began, VIX readings spiked to the high 20s as U.S. equity markets posted their worst start to a calendar year on record. Stock values recovered during the second half of the first quarter of 2016. Investors appeared to be encouraged by improving economic data and the reassurances of central bankers that they remain committed to spurring growth through policy initiatives.

However, business, economic, and central-bank policy development had countervailing influences. For example, while a stronger dollar benefited consumer purchasing power, it tended to negatively affect corporate earnings and investment gains earned overseas when translated to U.S. dollars. Lower energy costs helped consumers’ budgets but hampered the profits and stock performance in the energy sector. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty.

Central bankers responded with policy initiatives in response to shifting economic conditions.

In December 2015, the U.S. Federal Reserve (Fed) increased the federal funds rate, the first interest-rate increase since 2006. The Fed also expressed its intention to increase the rate several times during 2016. After the new year began, as data weakened and volatility increased, the Fed retrenched, which injected additional uncertainty into the markets. In the eurozone, the European Central Bank continued to encourage lending and investing by making funds available to banks at low interest rates, imposing a negative interest rate on bank deposits, and purchasing bonds through its quantitative easing program. In Japan, the central bank also implemented a negative interest-rate policy intended to spur lending and investment. In China, the People’s Bank of China lowered interest rates and bank reserve requirements, in addition to devaluing the country’s currency to support exports.

[1]	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. Several investors expressed interest in trading instruments related to the market’s expectation of future volatility, and so VIX futures were introduced in 2004, and VIX options were introduced in 2006.

Letter to shareholders (unaudited)	Wells Fargo Special Small Cap Value Fund	3

Volatility and recoveries highlighted the value of a long-term investment strategy.

The experience of the past 12 months demonstrated the value of maintaining a disciplined, long-term investment strategy despite short-term volatility. Broad U.S. equity indexes trimmed their worst losses measured to the midpoint of the period to recover all or a portion of their lost values by the end of the period. For example, the S&P 500 Index,2 a commonly referenced gauge of large-cap stock performance, gained 1.78% for the 12-month period that ended March 31, 2016, after recording a 6.18% loss for the six-month period that ended September 30, 2015. Some observers attributed the S&P 500 Index’s relative outperformance to investors who moved their equity allocations higher in the capitalization structure in pursuit of the perceived safety of large-cap stocks. The Russell Midcap® Index3 lost 4.04% for the 12-month period that ended March 31, 2016, regaining more than half of the 9.42% loss it had recorded for the six-month period that ended September 30, 2015. For the 12-month period that ended March 31, 2016, the Russell 2000® Index,4 a common small-cap stock index, lost 9.76%, an improvement from the 11.55% loss it had recorded during the six-month period that ended September 30, 2015.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

4	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Rifkin, CFA®

James M. Tringas, CFA®, CPA

Bruant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESPAX)	5-7-1993	(9.73)	8.22	5.24	(4.21)	9.51	5.86	1.35	1.35
Class B (ESPBX)*	3-26-1999	(9.59)	8.41	5.31	(4.92)	8.70	5.31	2.10	2.10
Class C (ESPCX)	12-12-2000	(5.93)	8.70	5.08	(4.93)	8.70	5.08	2.10	2.10
Class R (ESPHX)	9-30-2015	–	–	–	(4.44)	9.13	5.47	1.60	1.60
Class R6 (ESPRX)	10-31-2014	–	–	–	(3.78)	9.96	6.23	0.92	0.90
Administrator Class (ESPIX)	7-23-1996	–	–	–	(4.04)	9.77	6.13	1.27	1.21
Institutional Class (ESPNX)	7-30-2010	–	–	–	(3.79)	9.96	6.22	1.02	0.95
Russell 2000® Value Index[4]	–	–	–	–	(7.72)	6.67	4.42	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	5

Growth of $10,000 investment as of March 31, 2016[5]

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to Class R. Historical performance for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.59% for Class R, 0.89% for Class R6, 1.20% for Administrator Class and 0.94% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2016.

■	Stock selection in the industrials, consumer staples, and health care sectors contributed to relative performance.

■	Underweights to utilities and financials, particularly banks and real estate investment trusts, detracted from performance.

The Fund outperformed through strong stock selection in an uncertain economic environment.

Over the past 12 months, we faced an extremely volatile U.S. equity market. Headlines about the U.S. Federal Reserve’s (the Fed’s) monetary policy dominated the news. In a long-awaited move, the Fed raised its target federal funds interest rate for the first time in nearly a decade. Other news that made headlines was the Greek debt crisis, a strong U.S. dollar, and oil and commodity weakness. China’s slowing growth and its potential repercussions also kept the market on edge. The past 12 months were filled with economic uncertainty and investor uneasiness; in an increasingly connected global economy, we have seen few signs of this abating.

Ten largest holdings (%) as of March 31, 2016[6]
Eagle Materials Incorporated	2.65
First Citizens BancShares Corporation Class A	2.46
Mueller Industries Incorporated	1.97
Brown & Brown Incorporated	1.81
Simpson Manufacturing Company Incorporated	1.74
TreeHouse Foods Incorporated	1.70
Franklin Electric Company Incorporated	1.68
GSI Group Incorporated	1.66
Analogic Corporation	1.51
Quaker Chemical Corporation	1.51

Stock selection in consumer staples contributed to performance. Within consumer staples, Cott Corporation was the best performer. Cott is one of the world’s largest producers of beverages, including carbonated soft drinks and juices. Recently, the company expanded into home and office distribution for water and coffee with the acquisition of DS Services Holdings, Incorporated. The acquisition closed at the end of 2014, and the company has already increased the expected synergy targets, which will culminate in better-than-expected margins. Over the past several months, Cott has closed on several acquisitions in the water and coffee business, including AquaTerra Corporation, the leading Canadian supplier. These deals are accretive and most of them come with cost synergies, as the businesses are rolled into DS

Services’ existing infrastructure. Cott is now earning over $1 per share in free cash flow, which is primarily being used for additional acquisitions and debt retirement. Cott’s risk/reward ratio remains attractive, and we continue to hold a meaningful position in the portfolio.

Many health care companies have been trading at lofty valuations because of their growth characteristics. By sticking to our process, which focuses on strong cash flows and a flexible balance sheet, the Fund has been able to benefit from strong stock selection within the pricey health care space during the period. An example of one such company is Owens & Minor, Incorporated, a domestic distributor of medical and surgical supplies to acute-care hospitals. A new chief executive officer, Cody Phipps, came on board in the summer of 2015 with plans to more effectively monetize the core domestic business and expand international operations. Given the renewed focus on improving efficiency and cost controls, the company reported better-than-expected fourth-quarter results, rewarding shareholders. At an investor meeting in December, management reiterated its commitment to long-term earnings-per-share growth of 8% to 10% while acknowledging lower growth in 2016 as the transition continues and further steps are taken to realign the cost structure. We are encouraged by the progress made thus far, but we will continue to monitor the risk/reward ratio and appropriately manage the size of our position in the company.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	7

Sector distribution as of March 31, 2016[7]

An underweight to utilities detracted from performance as growth concerns fueled a perceived flight to safety, leading to the sector’s outperformance versus the benchmark. Utilities also had benefited from low interest rates and investors’ desire for dividend yield. Despite their stable cash-flow-generating ability, utilities typically do not have the balance sheet flexibility we desire. Because of their significant debt profiles, we have found their downside risk in a rising rate environment to be substantial, leading to less attractive risk/reward opportunities. We continue to remain underweight.

Both stock selection and a relative underweight in the banking industry detracted from performance. More specifically, TCF Financial Corporation, a Minneapolis-based regional bank, has experienced significant pressures relative to its industry peers, as the company’s aggressive consumer fee structure continues to be scrutinized by regulators. Additionally, high growth in potentially risky auto lending and recent changes to cash reserves related to that loan portfolio generated investor concerns. In our view, TCF Financial has adequately addressed many of the fee-related issues and has a respectable credit culture, which should serve it well in any elevated credit-loss environments. We believe that many of the concerns are adequately priced into the shares of TCF Financial, and we continue to hold the stock.

We continue to believe our risk/reward investment process will provide strong risk-adjusted returns.

The beginning of 2016 was tumultuous, and we believe equity market volatility will continue in the quarters to come as the current environment seems to have an unusual amount of dispersion regarding investor views on the state of the U.S. economy. Domestically, investors will continue to speculate about the path of future Fed rate hikes, as well as potential market influences associated with this year’s presidential and congressional elections. Globally, oil prices, currency fluctuations, monetary policy, and actions of extremist groups will be top of mind. Additionally, the U.K. referendum in June on whether Britain should remain a member of the European Union has the potential to disrupt many parts of the global economy. Our focus is not on forecasting future macroeconomic news and the short-term direction of the market. Through our bottom-up stock selection process, our focus is on making investments in companies that generate strong cash flows and have the balance sheet flexibility to make intelligent investment decisions at times when other companies are too skittish to invest in the future, which should better position our investments to reap outsized rewards relative to other stocks in any market environment. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.

Please see footnotes on page 5.

8	Wells Fargo Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,075.07	$6.95	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.76	1.34%
Class B
Actual	$1,000.00	$1,071.26	$10.81	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.56	$10.52	2.09%
Class C
Actual	$1,000.00	$1,070.92	$10.82	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.55	$10.52	2.09%
Class R
Actual	$1,000.00	$1,073.95	$8.21	1.58%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.08	$7.98	1.58%
Class R6
Actual	$1,000.00	$1,077.48	$4.62	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.50	0.89%
Administrator Class
Actual	$1,000.00	$1,076.01	$6.23	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$1,077.64	$4.88	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75	0.94%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Special Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 92.67%

Consumer Discretionary: 10.49%

Diversified Consumer Services: 0.48%
Liberty Tax Incorporated «	207,847	$4,071,723

Hotels, Restaurants & Leisure: 5.01%
Denny’s Corporation †	561,874	5,821,015
DineEquity Incorporated	133,250	12,449,548
Krispy Kreme Doughnuts Incorporated †	695,600	10,844,404
Ruby Tuesday Incorporated †	600,900	3,232,842
The Wendy’s Company	919,900	10,017,711

		42,365,520

Household Durables: 1.40%
Dixie Group Incorporated †	420,964	1,772,258
Helen of Troy Limited †	97,100	10,068,299

		11,840,557

Media: 1.67%
A.H. Belo Corporation Class A	939,929	4,521,058
New Media Investment Group Incorporated	255,242	4,247,227
Time Incorporated	349,300	5,393,192

		14,161,477

Specialty Retail: 1.37%
Christopher & Banks Corporation †	642,420	1,535,384
Guess? Incorporated	116,500	2,186,705
The Buckle Incorporated «	232,500	7,874,775

		11,596,864

Textiles, Apparel & Luxury Goods: 0.56%
Delta Apparel Incorporated †	248,339	4,753,208

Consumer Staples: 5.87%

Beverages: 1.00%
Cott Corporation	611,100	8,488,179

Food & Staples Retailing: 0.53%
SUPERVALU Incorporated †	771,000	4,440,960

Food Products: 2.50%
Nomad Foods Limited †	328,100	2,956,181
Snyders Lance Incorporated	121,785	3,833,792
TreeHouse Foods Incorporated †	165,885	14,390,524

		21,180,497

Household Products: 1.84%
Central Garden & Pet Company †	407,392	6,656,785
Central Garden & Pet Company Class A †	74,700	1,216,863
Spectrum Brands Holdings Incorporated	70,600	7,715,168

		15,588,816

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Energy: 2.31%

Energy Equipment & Services: 1.66%
Atwood Oceanics Incorporated «	238,400	$2,186,128
CARBO Ceramics Incorporated «	190,800	2,709,360
Patterson-UTI Energy Incorporated	327,800	5,775,836
Steel Excel Incorporated †	346,013	3,359,786

		14,031,110

Oil, Gas & Consumable Fuels: 0.65%
Energen Corporation	152,000	5,561,680

Financials: 23.42%

Banks: 9.46%
Associated Banc-Corp	508,000	9,113,520
BBCN Bancorp Incorporated	243,100	3,692,689
First Citizens BancShares Corporation Class A	83,100	20,863,917
First Niagara Financial Group Incorporated	1,051,400	10,177,552
FirstMerit Corporation	386,900	8,144,245
Hancock Holding Company	311,500	7,152,040
TCF Financial Corporation	718,936	8,814,155
UMB Financial Corporation	234,563	12,110,488

		80,068,606

Capital Markets: 2.33%
Apollo Investment Corporation «	622,000	3,452,100
CIFC Corporation «	179,685	1,275,764
New Mountain Finance Corporation «	265,100	3,350,864
Westwood Holdings Group Incorporated	198,812	11,660,324

		19,739,052

Insurance: 7.86%
Allied World Assurance Company	165,400	5,779,076
Brown & Brown Incorporated	427,500	15,304,500
Endurance Specialty Holdings Limited	113,100	7,389,954
ProAssurance Corporation	244,100	12,351,460
RenaissanceRe Holdings Limited	55,100	6,602,633
Stewart Information Services Corporation	185,500	6,729,940
Validus Holdings Limited	263,100	12,415,689

		66,573,252

REITs: 3.77%
Apollo Commercial Real Estate Finance Incorporated «	228,200	3,719,660
Apollo Residential Mortgage	302,800	4,063,576
Gramercy Property Trust Incorporated	799,816	6,758,445
Hatteras Financial Corporation	698,408	9,987,234
LaSalle Hotel Properties	290,900	7,362,679

		31,891,594

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Special Small Cap Value Fund	11

Security name	Shares	Value

Health Care: 8.11%

Health Care Equipment & Supplies: 4.24%
Analogic Corporation	162,183	$12,814,079
CryoLife Incorporated	252,300	2,712,225
Haemonetics Corporation †	201,600	7,051,968
Halyard Health Incorporated †	187,600	5,389,748
Steris Corporation	111,300	7,907,865

		35,875,885

Health Care Providers & Services: 1.87%
Owens & Minor Incorporated	141,000	5,699,220
Patterson Companies Incorporated	218,500	10,166,805

		15,866,025

Health Care Technology: 0.57%
HMS Holdings Corporation †	336,500	4,828,775

Life Sciences Tools & Services: 0.87%
Bio-Rad Laboratories Incorporated Class A †	53,600	7,328,192

Pharmaceuticals: 0.56%
Innoviva Incorporated «	377,983	4,758,806

Industrials: 16.56%

Building Products: 1.74%
Simpson Manufacturing Company Incorporated	385,718	14,722,856

Commercial Services & Supplies: 3.55%
ACCO Brands Corporation †	1,167,769	10,486,566
Brady Corporation Class A	249,200	6,688,528
Matthews International Corporation Class A	86,898	4,472,640
Viad Corporation	288,200	8,403,912

		30,051,646

Construction & Engineering: 0.67%
EMCOR Group Incorporated	116,300	5,652,180

Electrical Equipment: 2.46%
EnerSys	117,000	6,519,240
Franklin Electric Company Incorporated	443,187	14,257,326

		20,776,566

Machinery: 7.18%
Douglas Dynamics Incorporated	545,527	12,498,024
ESCO Technologies Incorporated	261,700	10,201,066
Hillenbrand Incorporated	293,602	8,793,380
Kadant Incorporated	279,144	12,606,143
Mueller Industries Incorporated	568,240	16,717,621

		60,816,234

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Professional Services: 0.96%
Korn/Ferry International	287,646	$8,137,505

Information Technology: 11.76%

Communications Equipment: 1.67%
Aviat Networks Incorporated †	840,247	596,575
NETGEAR Incorporated †	165,400	6,677,198
NetScout Systems Incorporated †	298,300	6,851,951

		14,125,724

Electronic Equipment, Instruments & Components: 5.01%
AVX Corporation	505,698	6,356,624
Coherent Incorporated †	27,100	2,490,490
GSI Group Incorporated †	994,645	14,084,173
Orbotech Limited †	294,130	6,994,411
Vishay Intertechnology Incorporated «	1,024,101	12,504,273

		42,429,971

IT Services: 2.65%
DST Systems Incorporated	85,000	9,585,450
Sykes Enterprises Incorporated †	277,900	8,387,022
Teradata Corporation †	170,000	4,460,800

		22,433,272

Semiconductors & Semiconductor Equipment: 0.67%
DSP Group Incorporated †	360,915	3,291,545
Exar Corporation †	407,152	2,341,124

		5,632,669

Software: 1.41%
ACI Worldwide Incorporated †	228,652	4,753,675
Progress Software Corporation †	295,951	7,138,338

		11,892,013

Technology Hardware, Storage & Peripherals: 0.35%
Imation Corporation †(l)	1,929,730	2,991,082

Materials: 11.69%

Chemicals: 6.08%
A. Schulman Incorporated	144,358	3,929,425
Axiall Corporation	100,200	2,188,368
HB Fuller Company	129,000	5,476,050
Innospec Incorporated	208,905	9,058,121
Quaker Chemical Corporation	150,890	12,804,525
Scotts Miracle-Gro Company Class A	111,300	8,099,301
Sensient Technologies Corporation	156,900	9,956,874

		51,512,664

Construction Materials: 2.65%
Eagle Materials Incorporated	319,600	22,407,156

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Special Small Cap Value Fund	13

Security name		Shares	Value

Containers & Packaging: 0.68%
Silgan Holdings Incorporated		107,600	$5,721,092

Metals & Mining: 0.32%
Real Industry Incorporated †		140,100	1,218,870
Royal Gold Incorporated		28,500	1,461,765

			2,680,635

Paper & Forest Products: 1.96%
Neenah Paper Incorporated		131,471	8,369,444
Schweitzer-Mauduit International Incorporated		262,587	8,266,239

			16,635,683

Utilities: 2.46%

Electric Utilities: 2.46%
Cleco Corporation		86,000	4,748,060
Empire District Electric Company		175,600	5,803,580
Hawaiian Electric Industries Incorporated		316,600	10,257,837

			20,809,477

Total Common Stocks (Cost $712,862,745)			784,439,203

Exchange-Traded Funds: 0.75%
iShares Russell 2000 Value Index ETF		68,429	6,378,267

Total Exchange-Traded Funds (Cost $6,205,859)			6,378,267

	Yield

Short-Term Investments: 9.34%

Investment Companies: 9.34%
Securities Lending Cash Investments LLC (l)(r)(u)	0.43%	25,503,775	25,503,775
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44	53,578,187	53,578,187

Total Short-Term Investments (Cost $79,081,962)			79,081,962

Total investments in securities (Cost $798,150,566) *	102.76%	869,899,432
Other assets and liabilities, net	(2.76)	(23,375,027)

Total net assets	100.00%	$846,524,405

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $808,621,486 and unrealized gains (losses) consists of:

Gross unrealized gains	$136,227,297
Gross unrealized losses	(74,949,351)

Net unrealized gains	$61,277,946

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Small Cap Value Fund	Statement of assets and liabilities—March 31, 2016

Assets
Investments
In unaffiliated securities (including $24,831,116 of securities loaned), at value (cost $691,879,292)	$787,826,388
In affiliated securities, at value (cost $106,271,274)	82,073,044

Total investments, at value (cost $798,150,566)	869,899,432
Receivable for investments sold	1,484,111
Receivable for Fund shares sold	2,797,596
Receivable for dividends	1,527,566
Receivable for securities lending income	51,038
Prepaid expenses and other assets	57,504

Total assets	875,817,247

Liabilities
Payable for investments purchased	1,896,292
Payable for Fund shares redeemed	979,995
Payable upon receipt of securities loaned	25,503,775
Due to custodian bank	27,953
Management fee payable	524,237
Distribution fees payable	25,722
Administration fees payable	115,780
Accrued expenses and other liabilities	219,088

Total liabilities	29,292,842

Total net assets	$846,524,405

NET ASSETS CONSIST OF
Paid-in capital	$780,377,476
Undistributed net investment income	2,063,843
Accumulated net realized losses on investments	(7,665,780)
Net unrealized gains on investments	71,748,866

Total net assets	$846,524,405

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$417,160,817
Shares outstanding – Class A1	15,222,588
Net asset value per share – Class A	$27.40
Maximum offering price per share – Class A2	$29.07
Net assets – Class B	$1,261,588
Shares outstanding – Class B1	50,589
Net asset value per share – Class B	$24.94
Net assets – Class C	$40,511,691
Shares outstanding – Class C1	1,617,118
Net asset value per share – Class C	$25.05
Net assets – Class R	$26,852
Shares outstanding – Class R1	960
Net asset value per share – Class R	$27.97
Net assets – Class R6	$36,344,338
Shares outstanding – Class R6[1]	1,297,604
Net asset value per share – Class R6	$28.01
Net assets – Administrator Class	$95,029,609
Shares outstanding – Administrator Class[1]	3,391,550
Net asset value per share – Administrator Class	$28.02
Net assets – Institutional Class	$256,189,510
Shares outstanding – Institutional Class[1]	9,141,224
Net asset value per share – Institutional Class	$28.03

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2016	Wells Fargo Special Small Cap Value Fund	15

Investment income
Dividends (net of foreign withholding taxes of $24,074)	$14,749,338
Securities lending income, net	779,214
Income from affiliated securities	79,379

Total investment income	15,607,931

Expenses
Management fee	6,285,726
Administration fees
Class A	932,348
Class B	4,265
Class C	91,518
Class R	28 [1]
Class R6	3,314
Administrator Class	92,298
Institutional Class	236,278
Shareholder servicing fees
Class A	1,043,962
Class B	4,714
Class C	102,409
Class R	34 [1]
Administrator Class	185,931
Distribution fees
Class B	14,143
Class C	307,228
Class R	34 [1]
Custody and accounting fees	74,958
Professional fees	51,168
Registration fees	115,012
Shareholder report expenses	87,625
Trustees’ fees and expenses	9,310
Other fees and expenses	16,613

Total expenses	9,658,916
Less: Fee waivers and/or expense reimbursements	(312,131)

Net expenses	9,346,785

Net investment income	6,261,146

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on investments	22,808,664

Net change in unrealized gains (losses) on:
Unaffiliated securities	(31,032,469)
Affiiliated securities	(24,198,231)

Net change in unrealized gains (losses) on investments	(55,230,700)

Net realized and unrealized gains (losses) on investments	(32,422,036)

Net decrease in net assets resulting from operations	$(26,160,890)

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Small Cap Value Fund	Statement of changes in net assets

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment income		$6,261,146		$6,802,567
Net realized gains on investments		22,808,664		45,004,416
Net change in unrealized gains (losses) on investments		(55,230,700)		1,853,024

Net increase (decrease) in net assets resulting from operations		(26,160,890)		53,660,007

Distributions to shareholders from
Net investment income
Class A		(2,938,290)		(3,226,001)
Class C		0		(11,114)
Class R		(265)[1]		N/A
Class R6		(217,106)		(306)[2]
Administrator Class		(835,904)		(558,514)
Institutional Class		(2,207,665)		(2,040,765)
Net realized gains
Class A		(6,366,306)		(66,808,530)
Class B		(27,232)		(508,991)
Class C		(685,591)		(7,206,152)
Class R		(393)[1]		N/A
Class R6		(270,846)		(3,880)[2]
Administrator Class		(1,261,351)		(9,100,902)
Institutional Class		(2,891,540)		(27,568,111)

Total distributions to shareholders		(17,702,489)		(117,033,266)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,676,891	72,673,241	2,415,533	73,079,829
Class B	311	7,784	831	22,261
Class C	213,185	5,190,192	146,593	4,105,094
Class R	936 [1]	24,829 [1]	N/A	N/A
Class R6	1,344,998	37,189,066	749 [2]	25,000 [2]
Administrator Class	2,198,004	61,025,708	1,104,188	34,033,327
Institutional Class	4,632,711	126,970,664	2,320,193	73,297,899

		303,081,484		184,563,410

Reinvestment of distributions
Class A	341,445	9,032,174	2,471,872	67,960,767
Class B	1,077	25,725	19,500	486,712
Class C	25,222	605,329	256,095	6,422,643
Class R	24 [1]	658 [1]	N/A	N/A
Class R6	18,009	487,952	149 [2]	4,186 [2]
Administrator Class	76,324	2,067,731	331,510	9,331,809
Institutional Class	143,387	3,887,014	795,610	22,416,688

		16,106,583		106,622,805

Payment for shares redeemed
Class A	(3,135,092)	(84,541,811)	(2,712,534)	(83,101,895)
Class B	(53,053)	(1,328,642)	(57,981)	(1,660,897)
Class C	(274,875)	(6,736,107)	(161,778)	(4,569,660)
Class R6	(66,301)	(1,738,734)	0 [2]	0 [2]
Administrator Class	(1,223,745)	(34,959,438)	(1,460,618)	(46,782,017)
Institutional Class	(1,981,648)	(55,623,071)	(1,170,774)	(36,425,234)

		(184,927,803)		(172,539,703)

Net increase in net assets resulting from capital share transactions		134,260,264		118,646,512

Total increase in net assets		90,396,885		55,273,253

Net assets
Beginning of period		756,127,520		700,854,267

End of period		$846,524,405		$756,127,520

Undistributed net investment income		$2,063,843		$2,076,705

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

[2]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$29.27	$32.59	$31.35	$22.97	$20.97	$19.78
Net investment income (loss)	0.20	0.26	0.10	(0.01)[2]	(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	(1.46)	1.81	3.14	8.37	2.05	1.24

Total from investment operations	(1.26)	2.07	3.24	8.38	2.00	1.19
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.03)	0.00	0.00	0.00
Net realized gains	(0.42)	(5.18)	(1.97)	0.00	0.00	0.00

Total distributions to shareholders	(0.61)	(5.39)	(2.00)	0.00	0.00	0.00
Net asset value, end of period	$27.40	$29.27	$32.59	$31.35	$22.97	$20.97
Total return[3]	(4.21)%	7.56%	10.74%	36.48%	9.54%	6.02%
Ratios to average net assets (annualized)
Gross expenses	1.36%	1.39%	1.41%	1.40%	1.38%	1.37%
Net expenses	1.34%	1.34%	1.34%	1.34%	1.34%	1.34%
Net investment income (loss)	0.73%	0.90%	0.75%	0.04%	(0.16)%	(0.14)%
Supplemental data
Portfolio turnover rate	46%	79%	37%	65%	69%	54%
Net assets, end of period (000s omitted)	$417,161	$448,980	$429,089	$409,557	$366,320	$387,767

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS B	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$26.69	$30.19	$29.23	$21.58	$19.85	$18.87
Net investment income (loss)	(0.02)[2]	0.03 [2]	0.00 [2,3]	(0.16)[2]	(0.19)[2]	(0.18)[2]
Net realized and unrealized gains (losses) on investments	(1.31)	1.65	2.93	7.81	1.92	1.16

Total from investment operations	(1.33)	1.68	2.93	7.65	1.73	0.98
Distributions to shareholders from
Net realized gains	(0.42)	(5.18)	(1.97)	0.00	0.00	0.00
Net asset value, end of period	$24.94	$26.69	$30.19	$29.23	$21.58	$19.85
Total return[4]	(4.92)%	6.76%	10.42%	35.45%	8.72%	5.19%
Ratios to average net assets (annualized)
Gross expenses	2.11%	2.14%	2.16%	2.14%	2.12%	2.13%
Net expenses	2.09%	2.09%	2.09%	2.09%	2.09%	2.09%
Net investment income (loss)	(0.08)%	0.09%	0.02%	(0.64)%	(0.89)%	(0.88)%
Supplemental data
Portfolio turnover rate	46%	79%	37%	65%	69%	54%
Net assets, end of period (000s omitted)	$1,262	$2,729	$4,224	$4,770	$9,171	$22,053

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$26.81	$30.31	$29.34	$21.66	$19.92	$18.94
Net investment income (loss)	(0.03)	0.04 [2]	0.00 [2,3]	(0.18)[2]	(0.19)[2]	(0.18)[2]
Net realized and unrealized gains (losses) on investments	(1.31)	1.65	2.94	7.86	1.93	1.16

Total from investment operations	(1.34)	1.69	2.94	7.68	1.74	0.98
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00	0.00	0.00	0.00
Net realized gains	(0.42)	(5.18)	(1.97)	0.00	0.00	0.00

Total distributions to shareholders	(0.42)	(5.19)	(1.97)	0.00	0.00	0.00
Net asset value, end of period	$25.05	$26.81	$30.31	$29.34	$21.66	$19.92
Total return[4]	(4.93)%	6.75%	10.42%	35.46%	8.73%	5.17%
Ratios to average net assets (annualized)
Gross expenses	2.11%	2.14%	2.16%	2.15%	2.13%	2.13%
Net expenses	2.09%	2.09%	2.09%	2.09%	2.09%	2.09%
Net investment income (loss)	(0.02)%	0.15%	0.00%	(0.71)%	(0.91)%	(0.89)%
Supplemental data
Portfolio turnover rate	46%	79%	37%	65%	69%	54%
Net assets, end of period (000s omitted)	$40,512	$44,327	$42,816	$39,620	$33,478	$34,270

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R	Year ended March 31 2016[1]
Net asset value, beginning of period	$26.72
Net investment income	0.08 [2]
Net realized and unrealized gains (losses) on investments	1.87

Total from investment operations	1.95
Distributions to shareholders from
Net investment income	(0.28)
Net realized gains	(0.42)

Total distributions to shareholders	(0.70)
Net asset value, end of period	$27.97
Total return[3]	7.40%
Ratios to average net assets (annualized)
Gross expenses	1.59%
Net expenses	1.58%
Net investment income	0.56%
Supplemental data
Portfolio turnover rate	46%
Net assets, end of period (000s omitted)	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2016	2015[1]
Net asset value, beginning of period	$29.91	$33.38
Net investment income	0.39	0.26 [2]
Net realized and unrealized gains (losses) on investments	(1.54)	1.80

Total from investment operations	(1.15)	2.06
Distributions to shareholders from
Net investment income	(0.33)	(0.35)
Net realized gains	(0.42)	(5.18)

Total distributions to shareholders	(0.75)	(5.53)
Net asset value, end of period	$28.01	$29.91
Total return[3]	(3.74)%	7.42%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.89%
Net expenses	0.89%	0.89%
Net investment income	1.56%	2.19%
Supplemental data
Portfolio turnover rate	46%	79%
Net assets, end of period (000s omitted)	$36,344	$27

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$29.94	$33.21	$31.85	$23.28	$21.21	$19.96
Net investment income	0.26 [2]	0.35 [2]	0.14 [2]	0.08 [2]	0.02 [2]	0.02 [2]
Net realized and unrealized gains (losses) on investments	(1.49)	1.83	3.21	8.49	2.05	1.23

Total from investment operations	(1.23)	2.18	3.35	8.57	2.07	1.25
Distributions to shareholders from
Net investment income	(0.27)	(0.27)	(0.02)	(0.00)[3]	0.00	0.00
Net realized gains	(0.42)	(5.18)	(1.97)	0.00	0.00	0.00

Total distributions to shareholders	(0.69)	(5.45)	(1.99)	(0.00)[3]	0.00	0.00
Net asset value, end of period	$28.02	$29.94	$33.21	$31.85	$23.28	$21.21
Total return[4]	(4.01)%	7.78%	10.91%	36.82%	9.76%	6.26%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.23%	1.24%	1.23%	1.22%	1.22%
Net expenses	1.17%	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income	0.95%	1.10%	1.04%	0.30%	0.10%	0.12%
Supplemental data
Portfolio turnover rate	46%	79%	37%	65%	69%	54%
Net assets, end of period (000s omitted)	$95,030	$70,100	$78,563	$96,940	$232,283	$273,510

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$29.93	$33.21	$31.94	$23.36	$21.24	$19.96
Net investment income	0.30	0.43 [2]	0.15	0.10	0.05 [2]	0.04
Net realized and unrealized gains (losses) on investments	(1.46)	1.80	3.22	8.53	2.07	1.24

Total from investment operations	(1.16)	2.23	3.37	8.63	2.12	1.28
Distributions to shareholders from
Net investment income	(0.32)	(0.33)	(0.13)	(0.05)	0.00	0.00
Net realized gains	(0.42)	(5.18)	(1.97)	0.00	0.00	0.00

Total distributions to shareholders	(0.74)	(5.51)	(2.10)	(0.05)	0.00	0.00
Net asset value, end of period	$28.03	$29.93	$33.21	$31.94	$23.36	$21.24
Total return[3]	(3.79)%	7.96%	10.97%	37.02%	9.98%	6.41%
Ratios to average net assets (annualized)
Gross expenses	1.01%	0.96%	0.98%	0.97%	0.95%	0.94%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%	0.93%
Net investment income	1.17%	1.36%	1.15%	0.42%	0.21%	0.19%
Supplemental data
Portfolio turnover rate	46%	79%	37%	65%	69%	54%
Net assets, end of period (000s omitted)	$256,190	$189,965	$146,162	$138,638	$88,067	$27,217

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(74,778)	$74,778

As of March 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $1,418,962 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

26	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in :

Common stocks
Consumer discretionary	$88,789,349	$0	$0	$88,789,349
Consumer staples	49,698,452	0	0	49,698,452
Energy	16,233,004	3,359,786	0	19,592,790
Financials	198,272,504	0	0	198,272,504
Health care	68,657,683	0	0	68,657,683
Industrials	140,156,987	0	0	140,156,987
Information technology	99,504,731	0	0	99,504,731
Materials	98,957,230	0	0	98,957,230
Utilities	20,809,477	0	0	20,809,477

Exchange-traded funds	6,378,267	0	0	6,378,267

Short-term investments
Investment companies	53,578,187	0	0	53,578,187
Investments measured at net asset value*				25,503,775
Total assets	$841,035,871	$3,359,786	$0	$869,899,432

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $25,503,775 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.80% and declined to 0.68% as the average daily net assets of the

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	27

Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.84% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Class R	0.21	N/A
Class R6	0.03	0.03
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.34%	July 31, 2016
Class B	2.09%	July 31, 2016
Class C	2.09%	July 31, 2016
Class R	1.59%	July 31, 2017
Class R6	0.89%	July 31, 2016
Administrator Class	1.20%	July 31, 2016	*
Institutional Class	0.94%	July 31, 2016

*	Prior to August 1, 2015, the Fund’s expenses were capped at 1.09% for Administrator Class shares.

After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

28	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2016, Funds Distributor received $7,690 from the sale of Class A shares and $84 in contingent deferred sales charges from redemptions of Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $446,218,395 and $329,076,656, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized losses
Imation Corporation	1,929,730	0	0	1,929,730	$2,991,082	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year ended March 31
	2016	2015
Ordinary income	$6,199,230	$30,012,386
Long-term capital gain	11,503,259	87,020,880

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$2,100,930	$4,224,105	$61,277,946	$(1,418,962)

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	29

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Special Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Special Small Cap Value Fund (formerly known as Wells Fargo Advantage Special Small Cap Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Special Small Cap Value Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

Other information (unaudited)	Wells Fargo Special Small Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 90.42% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $11,503,259 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $5,861,449 of income dividends paid during the fiscal year ended March 31, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Special Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Special Small Cap Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo Special Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241819 05-16 A246/AR246 03-16

Annual Report

March 31, 2016

Wells Fargo Traditional Small Cap Growth Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Throughout the period, stock performance was highly volatile.

Stock values recovered during the second half of the first quarter of 2016.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Traditional Small Cap Growth Fund for the 12-month period that ended March 31, 2016. Throughout the period, stock performance was highly volatile. Investors reacted to slowing economic growth, moderating corporate earnings, weakening commodity prices, increasing central-bank intervention, and shifts in currency values. During the last four weeks of the period, investor sentiment appeared to move beyond these concerns as economic data firmed and stocks gained across the capitalization spectrum.

As investors grew concerned about global issues, volatility increased.

A common measure of investors’ stock volatility expectations—the Chicago Board Options Exchange (CBOE) Volatility Index (VIX)1—illustrated the shifts in investor sentiment. The VIX spiked to readings above 40 in August 2015, indicating increased investor anxiety. During a comparatively calm autumn, VIX readings trended to the midteens and closer to their five-year average. Then stock markets grew volatile again as the winter months arrived. After the new year began, VIX readings spiked to the high 20s as U.S. equity markets posted their worst start to a calendar year on record. Stock values recovered during the second half of the first quarter of 2016. Investors appeared to be encouraged by improving economic data and the reassurances of central bankers that they remain committed to spurring growth through policy initiatives.

However, business, economic, and central-bank policy development had countervailing influences. For example, while a stronger dollar benefited consumer purchasing power, it tended to negatively affect corporate earnings and investment gains earned overseas when translated to U.S. dollars. Lower energy costs helped consumers’ budgets but hampered the profits and stock performance in the energy sector. While lower interest rates encouraged spending, the potential for interest-rate increases caused uncertainty.

Central bankers responded with policy initiatives in response to shifting economic conditions.

In December 2015, the U.S. Federal Reserve (Fed) increased the federal funds rate, the first interest-rate increase since 2006. The Fed also expressed its intention to increase the rate several times during 2016. After the new year began, as data weakened and volatility increased, the Fed retrenched, which injected additional uncertainty into the markets. In the eurozone, the European Central Bank continued to encourage lending and investing by making funds available to banks at low interest rates, imposing a negative interest rate on bank deposits, and purchasing bonds through its quantitative easing program. In Japan, the central bank also implemented a negative interest-rate policy intended to spur lending and investment. In China, the People’s Bank of China lowered interest rates and bank reserve requirements, in addition to devaluing the country’s currency to support exports.

[1]	The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 stock index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility. Several investors expressed interest in trading instruments related to the market’s expectation of future volatility, and so VIX futures were introduced in 2004, and VIX options were introduced in 2006.

Letter to shareholders (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	3

Volatility and recoveries highlighted the value of a long-term investment strategy.

The experience of the past 12 months demonstrated the value of maintaining a disciplined, long-term investment strategy despite short-term volatility. Broad U.S. equity indexes trimmed their worst losses measured to the midpoint of the period to recover all or a portion of their lost values by the end of the period. For example, the S&P 500 Index,2 a commonly referenced gauge of large-cap stock performance, gained 1.78% for the 12-month period that ended March 31, 2016, after recording a 6.18% loss for the six-month period that ended September 30, 2015. Some observers attributed the S&P 500 Index’s relative outperformance to investors who moved their equity allocations higher in the capitalization structure in pursuit of the perceived safety of large-cap stocks. The Russell Midcap® Index3 lost 4.04% for the 12-month period that ended March 31, 2016, regaining more than half of the 9.42% loss it had recorded for the six-month period that ended September 30, 2015. For the 12-month period that ended March 31, 2016, the Russell 2000® Index,4 a common small-cap stock index, lost 9.76%, an improvement from the 11.55% loss it had recorded during the six-month period that ended September 30, 2015.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[3]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

4	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Alexi Makkas

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EGWAX)	6-5-1995	(17.87)	4.22	4.01	(12.86)	5.46	4.63	1.42	1.33
Class C (EGWCX)	7-30-2010	(14.55)	4.66	3.85	(13.55)	4.66	3.85	2.17	2.08
Administrator Class (EGWDX)	7-30-2010	–	–	–	(12.76)	5.61	4.73	1.34	1.20
Institutional Class (EGRYX)	11-19-1997	–	–	–	(12.58)	5.82	4.96	1.09	0.98
Russell 2000® Growth Index[4]	–	–	–	–	(11.84)	7.70	6.00	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	5

Growth of $10,000 investment as of March 31, 2016[5]

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2016.

■	Relative weakness within the health care, industrials, and financials sectors constrained Fund performance.

■	Holdings within the consumer discretionary and information technology (IT) sectors generated strong relative performance; underweights to the energy and materials sectors also contributed positively.

A variety of stock-specific and macro factors contributed to the Fund’s underperformance,. Throughout the period, we made strategic investment decisions that we believe could prove beneficial through similar periods of volatility. We increased the Fund’s exposure to profitable companies with strong balance sheets and cash-flow metrics that we believe may provide less volatile and more sustained returns over the mid and long term.

The Fund’s health care holdings detracted from overall results.

In early 2015, high-momentum and high-valuation stocks outperformed in an ongoing low-growth environment, negatively affecting the Fund’s relative performance. The health care sector’s strength at the time continued to be powered by biotechnology stocks, and we increased the Fund’s underweights to lower-quality, unprofitable companies in the sector while raising exposure to companies in outsourced care, such as IPC Healthcare, Incorporated,* and Surgical Care Affiliates Incorporated, two strong contributors throughout the period of sector volatility. Headlines about Valeant Pharmaceuticals International, Incorporated,* and the concurrent focus on drug pricing negatively affected holdings in specialty drugs, such as AMAG Pharmaceuticals, Incorporated, and Akorn, Incorporated. The Fund’s relative sector positioning and exposures to select individual stocks, including Emergent BioSolutions, Incorporated, and Globus Medical, Incorporated, improved the Fund’s health care performance as the months progressed.

Industrials holdings hindered relative performance.

The ongoing decline in commodities throughout the period negatively affected the Fund’s holdings of cyclical industrial companies, such as H&E Equipment Services, Incorporated; Mobile Mini, Incorporated; and Generac Holdings, Incorporated, despite minimal direct or indirect exposure to oil.

The Fund’s financials exposure contributed negatively to performance.

While the Fund held a slight overweight to the broad financials sector throughout the period, it lacked exposure to real estate investment trusts (REITs). That allocation decision drove sizable underperformance. The low-growth and low-interest-rate environment over the period encouraged a broad pursuit of yield, which favored REITs. While we continued to search for opportunities within REITs, their relative valuations, limited growth prospects, and interest-rate sensitivity generally led us into other areas for financials exposure. Also, our position in PRA Group, Incorporated, constrained performance; the stock struggled in the second half of the period.

Our focus on positive trends led to success in the consumer discretionary sector.

Within the consumer discretionary sector, the Fund’s overweight to consumer experiences and underweight to riskier fashion and specialty-retail trends contributed to performance. Also, we identified two companies within the broader automotive end market that we believed could perform well in the existing economic environment: Motorcar Parts of America, Incorporated, a remanufacturer of mission-critical vehicle parts, such as alternators and starters, and Cooper-Standard Holding Incorporated, a global supplier to original-equipment manufacturers. Motorcar generated one of the Fund’s better results within the consumer discretionary sector. The company’s success has been powered largely by the increased number of miles being driven and the ongoing trend of keeping cars on the road longer—in the U.S., the average age of cars on the road has continued to exceed 11 years. Cooper-Standard benefited from having a new management team focused on both returns of the business and returns to shareholders.

The Fund’s IT holdings contributed positively, as did underweights to the materials and energy sectors.

The IT sector delivered outperformance for the Fund, driven largely by investments in the secular evolution of payments via companies such as Bottomline Technologies (de), Incorporated; Heartland Payment Systems, Incorporated;* and Euronet Worldwide, Incorporated, and by reducing exposure to higher-valued software-as-a-service firms. Declines in oil

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	7

and other commodities accelerated throughout 2015, leading us to substantially reduce the Fund’s underweights to the energy and materials sectors. Despite the volatility, we managed to opportunistically add positions in companies with unique growth drivers, such as Summit Materials, Incorporated, and Carpenter Technology Corporation.

While we recognize potential risks, our outlook remains optimistic.

We view the current economic environment as improving and feel optimistic about the potential for unexpected global and domestic economic strength in 2016. The U.S. dollar’s strength has begun to ease in the past few months, and comparisons with one-year-ago levels have become considerably less daunting. Also, U.S. manufacturing has shown signs of improvement, and a prolonged and disappointing U.S. economic outlook could reverse course. In our view, the Fund may be better positioned than its index to benefit from improving business and market environments. As of March 31, 2016, the Fund held underweights to the materials and industrials sectors, and its overweight to the IT sector included a sizable allocation toward companies influenced by cyclical factors. Also, we maintained an existing underweight to the more defensive consumer staples sector as this sector has tended to underperform in an improving economic environment.

Looking ahead over the next 12 months, if economic strength fails to materialize, the Fund’s defensive underweight to consumer staples could become challenging for Fund performance and would be reevaluated. Also, continued flattening of the U.S. yield curve could create a challenging environment for the financials sector, excluding real estate investment trusts (REITs) as they have tended to outperform in a falling-rate environment. Because we typically maintain an underweight to REITs in the Fund, performance of the Fund’s financials sector may suffer in a falling-rate environment.

On the positive side, we believe that, excluding an economic shock, long-term interest rates could stabilize and possibly begin to trade higher, decreasing interest-rate volatility and creating a potentially favorable environment for generating excess returns. We retain conviction in our belief that fundamentally sound companies may outperform in a market environment that offers reasonable growth expectations and normalized interest-rate volatility, and we feel the next 6 to 12 months could provide an opportune time for investing in high-quality, small-cap growth stocks.

Ten largest holdings (%) as of March 31, 2016[6]
Bottomline Technologies (de) Incorporated	4.14
Euronet Worldwide Incorporated	4.03
Surgical Care Affiliates Incorporated	3.24
Krispy Kreme Doughnuts Incorporated	2.93
Stewart Information Services Corporation	2.84
Cooper-Standard Holdings Incorporated	2.78
Imprivata Incorporated	2.64
Nautilus Group Incorporated	2.62
Motorcar Parts of America Incorporated	2.58
Littelfuse Incorporated	2.57

Sector distribution as of March 31, 2016[7]

Please see footnotes on page 5.

8	Wells Fargo Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$973.38	$6.56	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71	1.33%
Class C
Actual	$1,000.00	$969.27	$10.24	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.60	$10.48	2.08%
Administrator Class
Actual	$1,000.00	$973.51	$5.92	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$974.67	$4.84	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$4.95	0.98%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Traditional Small Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 97.59%

Consumer Discretionary: 18.90%

Auto Components: 5.36%
Cooper-Standard Holdings Incorporated †	37,000	$2,658,080
Motorcar Parts of America Incorporated †	65,000	2,468,700

		5,126,780

Hotels, Restaurants & Leisure: 9.07%
ClubCorp Holdings Incorporated	160,000	2,246,400
Krispy Kreme Doughnuts Incorporated †	180,000	2,806,200
Sonic Corporation	70,000	2,461,200
Zoe’s Kitchen Incorporated «†	30,000	1,169,700

		8,683,500

Internet & Catalog Retail: 1.84%
Shutterfly Incorporated †	38,000	1,762,060

Leisure Products: 2.63%
Nautilus Group Incorporated †	130,000	2,511,600

Consumer Staples: 0.76%

Food Products: 0.76%
Freshpet Incorporated «†	100,000	733,000

Energy: 0.66%

Energy Equipment & Services: 0.66%
Aspen Aerogels Incorporated †	140,000	630,000

Financials: 5.18%

Insurance: 2.84%
Stewart Information Services Corporation	75,000	2,721,000

Thrifts & Mortgage Finance: 2.34%
Bofi Holding Incorporated «†	105,000	2,240,700

Health Care: 24.47%

Biotechnology: 5.40%
AMAG Pharmaceuticals Incorporated «†	75,000	1,755,000
Emergent BioSolutions Incorporated †	55,000	1,999,250
Novavax Incorporated «†	80,000	412,800
Repligen Corporation †	37,200	997,704

		5,164,754

Health Care Equipment & Supplies: 4.64%
Globus Medical Incorporated †	100,000	2,375,000
Inogen Incorporated †	40,000	1,799,200
Zeltiq Aesthetics Incorporated †	10,000	271,600

		4,445,800

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

Health Care Providers & Services: 4.55%
Capital Senior Living Corporation †	10,400	$192,608
Ensign Group Incorporated	46,800	1,059,552
Surgical Care Affiliates Incorporated †	67,000	3,100,760

		4,352,920

Health Care Technology: 3.43%
Imprivata Incorporated †	200,000	2,526,000
Medidata Solutions Incorporated †	19,500	754,845

		3,280,845

Life Sciences Tools & Services: 2.18%
Charles River Laboratories International Incorporated †	27,500	2,088,350

Pharmaceuticals: 4.27%
Akorn Incorporated †	20,000	470,600
Horizon Pharma plc «†	65,000	1,077,050
Intersect ENT Incorporated †	85,000	1,615,000
TherapeuticsMD Incorporated «†	143,700	919,680

		4,082,330

Industrials: 13.82%

Air Freight & Logistics: 2.27%
Echo Global Logistics Incorporated †	80,000	2,172,800

Building Products: 1.11%
Apogee Enterprises Incorporated	24,100	1,057,749

Commercial Services & Supplies: 1.90%
Mobile Mini Incorporated	55,000	1,816,100

Electrical Equipment: 2.33%
Generac Holdings Incorporated †	60,000	2,234,400

Machinery: 2.32%
Rexnord Corporation †	110,000	2,224,200

Professional Services: 2.33%
Wageworks Incorporated †	44,020	2,227,852

Trading Companies & Distributors: 1.56%
H&E Equipment Services Incorporated	85,000	1,490,050

Information Technology: 30.11%

Electronic Equipment, Instruments & Components: 2.57%
Littelfuse Incorporated	20,000	2,462,200

Internet Software & Services: 4.01%
Cimpress N.V. «†	20,000	1,813,800
LogMeIn Incorporated †	40,000	2,018,400

		3,832,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Traditional Small Cap Growth Fund	11

Security name		Shares	Value

IT Services: 5.61%
Blackhawk Network Incorporated †		15,000	$514,500
Euronet Worldwide Incorporated †		52,000	3,853,720
WEX Incorporated †		12,000	1,000,320

			5,368,540

Semiconductors & Semiconductor Equipment: 4.37%
Advanced Energy Industries Incorporated †		27,000	939,330
Cavium Incorporated †		8,000	489,280
Integrated Device Technology Incorporated †		85,000	1,737,400
Monolithic Power Systems Incorporated		16,000	1,018,240

			4,184,250

Software: 13.55%
AVG Technologies N.V. †		70,000	1,452,500
Bottomline Technologies (de) Incorporated †		130,000	3,963,700
Ellie Mae Incorporated †		20,000	1,812,800
Fleetmatics Group plc †		59,212	2,410,521
Guidewire Software Incorporated †		22,000	1,198,560
PTC Incorporated †		7,000	232,120
Rapid7 Incorporated «†		70,000	914,900
Ultimate Software Group Incorporated †		5,074	981,819

			12,966,920

Materials: 3.69%

Construction Materials: 2.37%
Summit Materials Incorporated Class A †		116,350	2,263,008

Metals & Mining: 1.32%
Carpenter Technology Corporation		37,000	1,266,509

Total Common Stocks (Cost $89,493,656)			93,390,417

	Yield
Short-Term Investments: 13.03%

Investment Companies: 13.03%
Securities Lending Cash Investments LLC (l)(u)(r)	0.43%	9,814,825	9,814,825
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44	2,648,261	2,648,261

Total Short-Term Investments (Cost $12,463,086)			12,463,086

Total investments in securities (Cost $101,956,742) *	110.62%	105,853,503
Other assets and liabilities, net	(10.62)	(10,159,160)

Total net assets	100.00%	$95,694,343

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $103,112,687 and unrealized gains (losses) consists of:

Gross unrealized gains	$10,291,772
Gross unrealized losses	(7,550,956)

Net unrealized gains	$2,740,816

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Traditional Small Cap Growth Fund	Statement of assets and liabilities—March 31, 2016

Assets
Investments
In unaffiliated securities (including $9,615,672 of securities loaned), at value (cost $89,493,656)	$93,390,417
In affiliated securities, at value (cost $12,463,086)	12,463,086

Total investments, at value (cost $101,956,742)	105,853,503
Receivable for investments sold	946,868
Receivable for Fund shares sold	20,618
Receivable for dividends	6,002
Receivable for securities lending income	13,742
Prepaid expenses and other assets	18,694

Total assets	106,859,427

Liabilities
Payable for investments purchased	807,850
Payable for Fund shares redeemed	425,816
Payable upon receipt of securities loaned	9,814,825
Management fee payable	48,222
Distribution fee payable	99
Administration fees payable	15,719
Accrued expenses and other liabilities	52,553

Total liabilities	11,165,084

Total net assets	$95,694,343

NET ASSETS CONSIST OF
Paid-in capital	$93,095,660
Accumulated net investment loss	(147,798)
Accumulated net realized losses on investments	(1,150,280)
Net unrealized gains on investments	3,896,761

Total net assets	$95,694,343

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$84,138,920
Shares outstanding – Class A1	6,983,373
Net asset value per share – Class A	$12.05
Maximum offering price per share – Class A2	$12.79
Net assets – Class C	$162,164
Shares outstanding – Class C1	14,449
Net asset value per share – Class C	$11.22
Net assets – Administrator Class	$2,412,921
Shares outstanding – Administrator Class[1]	181,516
Net asset value per share – Administrator Class	$13.29
Net assets – Institutional Class	$8,980,338
Shares outstanding – Institutional Class[1]	663,083
Net asset value per share – Institutional Class	$13.54

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2016	Wells Fargo Traditional Small Cap Growth Fund	13

Investment income
Dividends	$507,056
Securities lending income, net	182,072
Income from affiliated securities	5,791

Total investment income	694,919

Expenses
Management fee	1,002,701
Administration fees
Class A	234,390
Class C	459
Administrator Class	3,743
Institutional Class	11,884
Shareholder servicing fees
Class A	261,017
Class C	512
Administrator Class	7,697
Distribution fee
Class C	1,536
Custody and accounting fees	17,955
Professional fees	46,722
Registration fees	71,789
Shareholder report expenses	39,280
Trustees’ fees and expenses	19,953
Other fees and expenses	7,033

Total expenses	1,726,671
Less: Fee waivers and/or expense reimbursements	(196,166)

Net expenses	1,530,505

Net investment loss	(835,586)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	16,977,555
Net change in unrealized gains (losses) on investments	(32,455,316)

Net realized and unrealized gains (losses) on investments	(15,477,761)

Net decrease in net assets resulting from operations	$(16,313,347)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Traditional Small Cap Growth Fund	Statement of changes in net assets

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment loss		$(835,586)		$(1,186,546)
Net realized gains on investments		16,977,555		16,249,777
Net change in unrealized gains (losses) on investments		(32,455,316)		(6,954,098)

Net increase (decrease) in net assets resulting from operations		(16,313,347)		8,109,133

Distributions to shareholders from
Net realized gains
Class A		(21,823,283)		(20,918,267)
Class C		(43,293)		(64,164)
Administrator Class		(612,282)		(489,047)
Institutional Class		(2,120,374)		(2,109,310)

Total distributions to shareholders		(24,599,232)		(23,580,788)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	205,629	2,995,422	166,240	3,105,325
Class C	3,267	48,895	4,689	87,580
Administrator Class	41,278	790,645	18,974	376,286
Institutional Class	170,790	2,840,853	145,847	2,948,534

		6,675,815		6,517,725

Reinvestment of distributions
Class A	1,707,521	20,985,437	1,187,647	20,118,743
Class C	3,346	38,407	3,495	56,625
Administrator Class	44,979	609,919	26,596	485,372
Institutional Class	128,519	1,773,561	93,024	1,718,153

		23,407,324		22,378,893

Payment for shares redeemed
Class A	(1,788,888)	(27,309,379)	(1,439,029)	(27,107,396)
Class C	(5,663)	(84,188)	(15,128)	(267,013)
Administrator Class	(65,656)	(1,048,305)	(64,575)	(1,331,123)
Institutional Class	(236,206)	(3,918,807)	(421,031)	(8,665,650)

		(32,360,679)		(37,371,182)

Net decrease in net assets resulting from capital share transactions		(2,277,540)		(8,474,564)

Total decrease in net assets		(43,190,119)		(23,946,219)

Net assets
Beginning of period		138,884,462		162,830,681

End of period		$95,694,343		$138,884,462

Accumulated net investment loss		$(147,798)		$(321,280)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	15

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS A	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$18.04	$20.37	$23.11	$17.08	$15.31	$14.31
Net investment loss	(0.12)[2]	(0.18)	(0.09)[2]	(0.11)[2]	(0.11)[2]	(0.16)[2]
Net realized and unrealized gains (losses) on investments	(2.13)	1.33	0.96	6.34	1.88	1.16

Total from investment operations	(2.25)	1.15	0.87	6.23	1.77	1.00
Distributions to shareholders from
Net realized gains	(3.74)	(3.48)	(3.61)	(0.20)	0.00	0.00
Net asset value, end of period	$12.05	$18.04	$20.37	$23.11	$17.08	$15.31
Total return[3]	(12.86)%	6.77%	4.14%	36.98%	11.56%	6.99%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.47%	1.54%	1.48%	1.48%	1.43%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Net investment loss	(0.74)%	(0.87)%	(1.04)%	(0.58)%	(0.69)%	(0.96)%
Supplemental data
Portfolio turnover rate	123%	73%	36%	77%	57%	123%
Net assets, end of period (000s omitted)	$84,139	$123,712	$141,446	$141,933	$119,490	$123,063

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
CLASS C	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$17.21	$19.73	$22.56	$16.80	$15.18	$14.29
Net investment loss	(0.18)	(0.29)[2]	(0.15)[2]	(0.26)	(0.25)	(0.27)[2]
Net realized and unrealized gains (losses) on investments	(2.07)	1.25	0.93	6.22	1.87	1.16

Total from investment operations	(2.25)	0.96	0.78	5.96	1.62	0.89
Distributions to shareholders from
Net realized gains	(3.74)	(3.48)	(3.61)	(0.20)	0.00	0.00
Net asset value, end of period	$11.22	$17.21	$19.73	$22.56	$16.80	$15.18
Total return[3]	(13.55)%	5.98%	3.85%	35.92%	10.74%	6.16%
Ratios to average net assets (annualized)
Gross expenses	2.25%	2.22%	2.30%	2.23%	2.23%	2.18%
Net expenses	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.49)%	(1.61)%	(1.81)%	(1.36)%	(1.44)%	(1.72)%
Supplemental data
Portfolio turnover rate	123%	73%	36%	77%	57%	123%
Net assets, end of period (000s omitted)	$162	$232	$403	$150	$116	$115

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
ADMINISTRATOR CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$19.44	$21.65	$24.33	$17.94	$16.06	$14.99
Net investment loss	(0.10)[2]	(0.15)[2]	(0.08)[2]	(0.09)[2]	(0.09)[2]	(0.14)[2]
Net realized and unrealized gains (losses) on investments	(2.31)	1.42	1.01	6.68	1.97	1.21

Total from investment operations	(2.41)	1.27	0.93	6.59	1.88	1.07
Distributions to shareholders from
Net realized gains	(3.74)	(3.48)	(3.61)	(0.20)	0.00	0.00
Net asset value, end of period	$13.29	$19.44	$21.65	$24.33	$17.94	$16.06
Total return[3]	(12.76)%	6.93%	4.18%	37.21%	11.71%	7.14%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.29%	1.32%	1.26%	1.26%	1.23%
Net expenses	1.20%	1.19%	1.19%	1.17%	1.17%	1.19%
Net investment loss	(0.61)%	(0.73)%	(0.90)%	(0.43)%	(0.54)%	(0.83)%
Supplemental data
Portfolio turnover rate	123%	73%	36%	77%	57%	123%
Net assets, end of period (000s omitted)	$2,413	$3,128	$3,896	$3,882	$3,063	$3,413

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31			Year ended October 31
INSTITUTIONAL CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$19.69	$21.84	$24.50	$18.03	$16.11	$15.01
Net investment income (loss)	(0.07)[2]	(0.11)[2]	(0.07)[2]	0.00 [2,3]	(0.06)[2]	(0.10)
Net realized and unrealized gains (losses) on investments	(2.34)	1.44	1.02	6.67	1.98	1.20

Total from investment operations	(2.41)	1.33	0.95	6.67	1.92	1.10
Distributions to shareholders from
Net realized gains	(3.74)	(3.48)	(3.61)	(0.20)	0.00	0.00
Net asset value, end of period	$13.54	$19.69	$21.84	$24.50	$18.03	$16.11
Total return[4]	(12.58)%	7.16%	4.29%	37.42%	11.92%	7.33%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.04%	1.10%	1.04%	1.05%	1.00%
Net expenses	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Net investment income (loss)	(0.39)%	(0.52)%	(0.69)%	0.01%	(0.35)%	(0.61)%
Supplemental data
Portfolio turnover rate	123%	73%	36%	77%	57%	123%
Net assets, end of period (000s omitted)	$8,980	$11,812	$17,086	$17,997	$43,160	$71,493

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

20	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirectly wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(1,009,068)	$1,009,068

As of March 31, 2016, the Fund had a qualified late-year ordinary loss of $135,230 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	21

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$18,083,940	$0	$0	$18,083,940
Consumer staples	733,000	0	0	733,000
Energy	630,000	0	0	630,000
Financials	4,961,700	0	0	4,961,700
Health care	23,414,999	0	0	23,414,999
Industrials	13,223,151	0	0	13,223,151
Information technology	28,814,110	0	0	28,814,110
Materials	3,529,517	0	0	3,529,517

Short-term investments
Investment companies	2,648,261	0	0	2,648,261
Investments measured at net asset value*				9,814,825
Total assets	$96,038,678	$0	$0	$105,853,503

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $9,814,825 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.80% and declined to 0.68% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets

22	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A shares, 2.08% for Class C shares, 1.20% for Administrator Class shares, and 0.98% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2016, Funds Distributor received $1,066 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $141,326,953 and $167,621,672, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	23

to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year ended March 31
	2016	2015
Ordinary income	$0	$5,316,703
Long-term capital gain	24,599,232	18,264,085

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$5,666	$2,740,816	$(135,230)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Traditional Small Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Traditional Small Cap Growth Fund (formerly known as Wells Fargo Advantage Traditional Small Cap Growth Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from November 1, 2013 to March 31, 2014, and each of the years in the three-year period ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Traditional Small Cap Growth Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

Other information (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	25

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $24,599,232 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Traditional Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

28	Wells Fargo Traditional Small Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241820 05-16 A247/AR247 03-16

Annual Report

March 31, 2016

Wells Fargo Precious Metals Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Precious Metals Fund for the 12-month period that ended March 31, 2016. During this period, which began with the second quarter of 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth stayed modest amid ongoing pressures such as slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed). International economies faced deeper ongoing challenges.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter, and U.S. Fed officials, who kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—struggled under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they did sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected by troubles elsewhere. The European Central Bank (ECB) warned, though, that China’s slowing could lead to slower growth and lower inflation rates in the eurozone than previously forecast and indicated additional stimulus could be provided should this occur.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s slowdown, continued to negatively affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, with modest growth, although the strong U.S. dollar and weakness in international economies

Letter to shareholders (unaudited)	Wells Fargo Precious Metals Fund	3

continued to be headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of Fed interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the ECB announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment that the country’s growth has been slowing. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Gold prices rose 4% during the reporting period; the share prices of precious metals stocks rose more sharply.

In the second quarter of 2015, gold and gold-related stocks delivered relatively flat results, with minor price changes. Gold prices fluctuated within a narrow trading range in the third quarter of 2015, ultimately falling nearly 5% in those three months; gold-related stocks declined significantly more. Historically, gold-related stocks often have surpassed movements in underlying gold prices, both up or down, which is an unfavorable characteristic when investors expect the price of gold to decline but favorable when they expect gold to rise. In the fourth quarter of 2015, gold fell nearly 5%; as the U.S. dollar strengthened, gold sold off, partly in anticipation of a Fed interest-rate increase. Precious metals stocks generally performed much better than gold prices during this quarter. In the first quarter of 2016, gold rose more than 16% as global economic and financial concerns led many investors to turn to assets perceived as safe, such as gold. Gold stocks appreciated roughly three times more than gold during the quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Gold prices rose 4% during the reporting period; the share prices of precious metals stocks rose more sharply.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

4	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA®

Oleg Makhorine

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKWAX)	1-20-1998	6.40	(17.42)	(1.96)	12.90	(16.44)	(1.38)	1.17	1.09
Class B (EKWBX)*	1-30-1978	7.04	(17.39)	(1.89)	12.04	(17.07)	(1.89)	1.92	1.84
Class C (EKWCX)	1-29-1998	11.05	(17.06)	(2.11)	12.05	(17.06)	(2.11)	1.92	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	13.06	(16.31)	(1.25)	1.09	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	13.23	(16.17)	(1.08)	0.84	0.79
FTSE Gold Mines Index[4]	–	–	–	–	20.65	(17.69)	(4.42)	–	–
S&P 500 Index[5]	–	–	–	–	1.78	11.58	7.01	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals-related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, such as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, geographic, nondiversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	7

Growth of $10,000 investment as of March 31, 2016[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010, is based on the Fund’s predecessor Evergreen Precious Metals Fund.

[2]	Reflect the expense ratios as stated in the most recent prospectuses. The expense ratios are subject to change and may differ from the annualized expense ratio shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, fees and expenses of its wholly-owned subsidiary, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

**	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the FTSE Gold Mines Index for the 12-month period that ended March 31, 2016.

■	The Fund’s positions in Tahoe Resources Incorporated; Royal Gold, Incorporated; Silver Wheaton Corporation; and Aureus Mining Incorporated** detracted from results, as did its underweight to Barrick Gold Corporation.

■	The Fund’s holdings in Lake Shore Gold Corporation and Torex Gold Resources Incorporated aided results during the period. Overweights to Randgold Resources Limited ADR and Detour Gold Corporation also helped results.

■	The price of gold rose 4% during the 12-month period, and the share prices of precious metals stocks rose more sharply.

Gold prices declined 10% during the first three quarters of the reporting period as a stronger-than-expected economy caused the Federal Open Market Committee (FOMC) to announce that interest-rate increases would begin by the end of 2015. On December 16, 2015, the FOMC raised the federal funds rate by 25 basis points (bps; 100 bps equals 1.00%); the following day, the price of gold dropped to a low for the 12-month reporting period. During the final quarter of the reporting period (the first quarter of 2016), the price of gold rose 16% as weaker-than-expected economic growth and below-target inflation caused the FOMC to delay further interest-rate increases.

Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Sales of gold ETFs increased during the third quarter of the reporting period, negatively affecting the prices of gold and gold stocks. During the final quarter of the reporting period, gold-backed ETF purchases accelerated as investors worried about slowing economic growth in China and falling stock and bond markets worldwide.

Ten largest holdings (%) as of March 31, 2016[7]
Randgold Resources Limited ADR	9.28
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares	5.33
Gold Bullion	5.27
Newmont Mining Corporation	5.13
Kinross Gold Corporation	4.51
AngloGold Ashanti Limited ADR	4.29
Royal Gold Incorporated	4.19
Goldcorp Incorporated	4.15
Fresnillo plc	4.08
Barrick Gold Corporation	3.83

Gold-mining stocks outperformed relative to the price of gold.

The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. This remained the case during the 12-month reporting period; higher-cost, financially leveraged companies fared the best. Companies with assets domiciled in jurisdictions experiencing depreciating currencies, such as Australia, South Africa, and Canada, also outperformed.

Two of the Fund’s most noteworthy detractors were Royal Gold and Silver Wheaton. Royal Gold declined after the firm reported disappointing results for the first quarter of its fiscal year; Silver Wheaton dropped on news that the Canadian government would be imposing a higher-than-expected tax rate on the company’s foreign revenue. The Fund’s underweight to Barrick Gold also detracted from performance as the company benefited from a successful asset-disposal program.

Torex Gold Resources was among the Fund’s best contributors. The company benefited from the successful commissioning of its Mexico-based El Limon mine. Randgold Resources Limited ADR generated the Fund’s strongest contribution to relative results out of all of the securities held; the company, which has mining operations in West Africa, benefited from the expansion of its Kibali Mine. Other key contributors included Canada-based Detour Gold and Lake Shore Gold. Detour Gold pleased investors by delivering higher production and lower costs than expected; Lake Shore outperformed on news of a discovery at its Timmins West mine and a subsequent announcement that the company would be acquired by Tahoe Resources.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	9

Country allocation as of March 31, 2016[8]

In our view, investment in gold and precious metals companies is likely to remain a perceived hedge against inflation.

We believe the short-term outlook for gold prices depends largely on economic data and their resulting impact on U.S. interest rates and the U.S. dollar. If the current period of weaker-than-expected U.S. economic growth continues beyond the first quarter of 2016, the U.S. Federal Reserve could delay interest-rate increases until the end of 2016. Should this occur, we believe the economic environment would continue to support gold prices and gold stocks. We also believe gold prices may benefit from strong Chinese demand for physical gold as well as continued purchases of gold ETFs by U.S. investors.

Over the longer term, eventual inflationary pressures could bode well for precious metals prices. In addition, gold prices could benefit from emerging markets investors’ investments in gold rather than in their local currencies or securities denominated in their local currencies. At the other end of the spectrum, Chinese investors could continue to diversify their U.S. dollar exposure into gold.

We believe gold-related stocks have better appreciation potential than the metal itself. However, stock selection will remain important because company fundamentals tend to drive stock prices; higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform. We also favor production companies over exploration or development firms because production companies are more established, generally have positive cash flow, and are at less risk of needing to raise capital.

Please see footnotes on page 7.

10	Wells Fargo Precious Metals Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,401.71	$6.61	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.56	1.10%
Class B
Actual	$1,000.00	$1,396.12	$11.09	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.33	1.85%
Class C
Actual	$1,000.00	$1,396.35	$11.09	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.33	1.85%
Administrator Class
Actual	$1,000.00	$1,402.81	$5.77	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.85	0.96%
Institutional Class
Actual	$1,000.00	$1,403.63	$4.81	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04	0.80%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Consolidated portfolio of investments—March 31, 2016	Wells Fargo Precious Metals Fund	11

Security name	Shares	Value

Common Stocks: 91.69%

Australia: 3.15%
Newcrest Mining Limited (Materials, Metals & Mining) †	888,440	$11,550,334

Canada: 60.59%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	266,370	9,637,518
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining)	35,000	1,265,600
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining)	540,164	19,532,330
Alamos Gold Incorporated Class A (Materials, Metals & Mining)	1,738,980	9,212,075
AuRico Metals Incorporated (Materials, Metals & Mining) †	610,742	352,690
B2Gold Corporation (Materials, Metals & Mining) †	5,590,000	9,296,939
Barrick Gold Corporation (Materials, Metals & Mining)	1,034,083	14,042,847
Centerra Gold Incorporated (Materials, Metals & Mining)	460,000	2,135,746
Centerra Gold Incorporated (Materials, Metals & Mining) 144A	350,000	1,625,024
Detour Gold Corporation (Materials, Metals & Mining) †	491,057	7,732,139
Detour Gold Corporation (Materials, Metals & Mining) †144A	525,000	8,266,603
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) †	90,000	1,417,132
Eldorado Gold Corporation (Materials, Metals & Mining)	2,226,044	6,993,078
Entree Gold Incorporated-Legend Shares (Materials, Metals & Mining)(i)	1,275,000	377,960
Exeter Resource Corporation-Legend Shares (Materials, Metals & Mining)	585,000	324,312
Franco-Nevada Corporation (Materials, Metals & Mining) 144A	142,500	8,751,338
Franco-Nevada Corporation (Materials, Metals & Mining)	112,000	6,878,244
Goldcorp Incorporated (Materials, Metals & Mining)	937,254	15,205,345
Goldcorp Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	646,694	10,495,844
Kinross Gold Corporation (Materials, Metals & Mining) †	4,850,553	16,545,101
Lake Shore Gold Corporation (Materials, Metals & Mining) †	4,600,000	6,694,129
Mag Silver Corporation (Materials, Metals & Mining) †	870,000	8,212,666
Mag Silver Corporation-Legend Shares (Materials, Metals & Mining) †	100,000	943,985
Osisko Gold Royalties Limited (Materials, Metals & Mining)	366,700	3,916,172
Platinum Group Metals Limited (Materials, Metals & Mining) †	345,000	1,306,949
Platinum Group Metals Limited-Legend Shares (Materials, Metals & Mining) †	80,000	301,829
Platinum Group Metals Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining) †	144,000	547,200
Semafo Incorporated (Materials, Metals & Mining) †	3,660,400	13,049,203
Silver Wheaton Corporation (Materials, Metals & Mining)	12,950	214,878
Silver Wheaton Corporation-U.S. Exchange Traded Shares (Materials, Metals & Mining)	605,000	10,030,900
Tahoe Resources Incorporated (Materials, Metals & Mining)	920,000	9,223,022
Tahoe Resources Incorporated-Legend Shares (Materials, Metals & Mining)	280,000	2,807,007
Torex Gold Resources Incorporated (Materials, Metals & Mining) †	2,200,000	3,082,964
Torex Gold Resources Incorporated (Materials, Metals & Mining) †144A(i)	1,850,000	2,592,493
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) †(i)	2,662,500	3,731,088
Yamana Gold Incorporated (Materials, Metals & Mining)	1,162,731	3,527,361
Yamana Gold Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	640,537	1,947,232

		222,216,943

Peru: 0.61%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining) †	304,644	2,242,180

South Africa: 4.30%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) †	1,150,591	15,751,591

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Precious Metals Fund	Consolidated portfolio of investments—March 31, 2016

Security name		Shares	Value

United Kingdom: 13.72%
Fresnillo plc (Materials, Metals & Mining)		1,095,000	$14,979,900
Hochschild Mining plc (Materials, Metals & Mining) †		986,470	1,303,471
Randgold Resources Limited ADR (Materials, Metals & Mining)		375,000	34,053,750

			50,337,121

United States: 9.32%
Newmont Mining Corporation (Materials, Metals & Mining)		708,455	18,830,734
Royal Gold Incorporated (Materials, Metals & Mining)		299,436	15,358,071

			34,188,805

Total Common Stocks (Cost $303,163,086)			336,286,974

		Troy ounces
Commodities: 5.27%
Gold Bullion †**		15,691	19,316,430

Total Commodities (Cost $9,550,295)			19,316,430

	Yield	Shares
Short-Term Investments: 2.80%

Investment Companies: 2.80%
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.43%	10,291,007	10,291,007

Total Short-Term Investments (Cost $10,291,007)			10,291,007

Total investments in securities (Cost $323,004,388) *	99.76%	365,894,411
Other assets and liabilities, net	0.24	883,466

Total net assets	100.00%	$366,777,877

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

**	Represents an investment held in Wells Fargo Special Investments (Cayman) SPC, the consolidated entity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $341,582,665 and unrealized gains (losses) consists of:

Gross unrealized gains	$108,167,719
Gross unrealized losses	(83,855,973)

Net unrealized gains	$24,311,746

The accompanying notes are an integral part of these financial statements.

Consolidated statement of assets and liabilities—March 31, 2016	Wells Fargo Precious Metals Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $303,163,086)	$336,286,974
In commodities, at value (cost $9,550,295)	19,316,430
In affiliated securities, at value (cost $10,291,007)	10,291,007

Total investments, at value (cost $323,004,388)	365,894,411
Cash	56,585
Foreign currency, at value (cost $596,028)	595,912
Receivable for Fund shares sold	1,314,864
Receivable for dividends	363,807
Prepaid expenses and other assets	69,876

Total assets	368,295,455

Liabilities
Payable for Fund shares redeemed	1,081,175
Management fee payable	169,255
Distribution fees payable	34,006
Administration fees payable	59,103
Accrued expenses and other liabilities	174,039

Total liabilities	1,517,578

Total net assets	$366,777,877

NET ASSETS CONSIST OF
Paid-in capital	$488,925,512
Undistributed net investment income	2,431,266
Accumulated net realized losses on investments	(167,468,930)
Net unrealized gains on investments	42,890,029

Total net assets	$366,777,877

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$236,309,683
Shares outstanding – Class A1	7,219,211
Net asset value per share – Class A	$32.73
Maximum offering price per share – Class A2	$34.73
Net assets – Class B	$1,550,174
Shares outstanding – Class B1	52,538
Net asset value per share – Class B	$29.51
Net assets – Class C	$52,648,341
Shares outstanding – Class C1	1,808,946
Net asset value per share – Class C	$29.10
Net assets – Administrator Class	$16,114,148
Shares outstanding – Administrator Class[1]	488,576
Net asset value per share – Administrator Class	$32.98
Net assets – Institutional Class	$60,155,531
Shares outstanding – Institutional Class[1]	1,811,410
Net asset value per share – Institutional Class	$33.21

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Precious Metals Fund	Consolidated statement of operations—year eded March 31, 2016

Investment income
Dividends (net of foreign withholding taxes of $277,282)	$2,587,835
Income from affiliated securities	14,042
Interest	184

Total investment income	2,602,061

Expenses
Management fee	1,960,041
Administration fees
Class A	430,473
Class B	4,297
Class C	108,429
Administrator Class	20,458
Institutional Class	49,906
Shareholder servicing fees
Class A	479,692
Class B	4,724
Class C	120,080
Administrator Class	42,648
Distribution fees
Class B	14,173
Class C	360,242
Custody and accounting fees	43,528
Professional fees	69,396
Registration fees	62,191
Shareholder report expenses	98,029
Trustees’ fees and expenses	17,010
Other fees and expenses	41,666

Total expenses	3,926,983
Less: Fee waivers and/or expense reimbursements	(387,348)

Net expenses	3,539,635

Net investment loss	(937,574)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(16,254,516)
Commodities	660,379

Net realized losses on investments	(15,594,137)

Net change in unrealized gains (losses) on:
Unaffiliated securities	55,899,684
Commodities	(22,925)

Net change in unrealized gains (losses) on investments	55,876,759

Net realized and unrealized gains (losses) on investments	40,282,622

Net increase in net assets resulting from operations	$39,345,048

The accompanying notes are an integral part of these financial statements.

Consolidated statement of changes in net assets	Wells Fargo Precious Metals Fund	15

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment loss		$(937,574)		$(1,850,832)
Net realized losses on investments		(15,594,137)		(8,544,605)
Net change in unrealized gains (losses) on investments		55,876,759		(84,220,889)

Net increase (decrease) in net assets resulting from operations		39,345,048		(94,616,326)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,573,064	68,840,471	2,090,045	74,515,784
Class B	564	12,571	1,003	31,925
Class C	240,087	5,729,445	216,694	6,828,594
Administrator Class	339,710	9,337,859	759,290	28,093,290
Institutional Class	1,329,839	35,409,488	1,064,094	38,355,131

		119,329,834		147,824,724

Payment for shares redeemed
Class A	(2,647,478)	(70,141,452)	(3,006,178)	(108,551,283)
Class B	(54,779)	(1,360,269)	(111,993)	(3,694,954)
Class C	(705,445)	(16,527,142)	(810,107)	(24,887,063)
Administrator Class	(602,465)	(15,285,251)	(883,304)	(29,469,517)
Institutional Class	(985,059)	(26,874,701)	(733,544)	(25,611,256)

		(130,188,815)		(192,214,073)

Net decrease in net assets resulting from capital share transactions		(10,858,981)		(44,389,349)

Total increase (decrease) in net assets		28,486,067		(139,005,675)

Net assets
Beginning of period		338,291,810		477,297,485

End of period		$366,777,877		$338,291,810

Undistributed (accumulated) net investment income (loss)		$2,431,266		$(594,242)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2016	2015	2014[1]	2013[1]	2012[1]
Net asset value, beginning of period	$28.99	$36.65	$53.59	$70.30	$85.64
Net investment income (loss)	(0.05)	(0.11)[2]	0.05 [2]	(0.01)[2]	(0.19)[2]
Net realized and unrealized gains (losses) on investments	3.79	(7.55)	(16.78)	(14.47)	(13.39)

Total from investment operations	3.74	(7.66)	(16.73)	(14.48)	(13.58)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(1.27)
Net realized gains	0.00	0.00	(0.21)	(2.23)	(0.49)

Total distributions to shareholders	0.00	0.00	(0.21)	(2.23)	(1.76)
Net asset value, end of period	$32.73	$28.99	$36.65	$53.59	$70.30
Total return[3]	12.90%	(20.90)%	(31.17)%	(21.14)%	(15.95)%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.23%	1.22%	1.18%	1.14%
Net expenses	1.10%	1.10%	1.09%	1.09%	1.09%
Net investment income (loss)	(0.24)%	(0.30)%	0.12%	(0.02)%	(0.24)%
Supplemental data
Portfolio turnover rate	18%[4]	9%[4]	16%	6%	4%
Net assets, end of period (000s omitted)	$236,310	$211,477	$300,906	$498,874	$699,773

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS B	2016	2015	2014[1]	2013[1]	2012[1]
Net asset value, beginning of period	$26.33	$33.54	$49.44	$65.53	$79.20
Net investment loss	(0.25)[2]	(0.36)[2]	(0.22)[2]	(0.47)[2]	(0.77)[2]
Net realized and unrealized gains (losses) on investments	3.43	(6.85)	(15.47)	(13.39)	(12.29)

Total from investment operations	3.18	(7.21)	(15.69)	(13.86)	(13.06)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.12)
Net realized gains	0.00	0.00	(0.21)	(2.23)	(0.49)

Total distributions to shareholders	0.00	0.00	(0.21)	(2.23)	(0.61)
Net asset value, end of period	$29.51	$26.33	$33.54	$49.44	$65.53
Total return[3]	12.08%[4]	(21.50)%	(31.68)%	(21.74)%	(16.58)%
Ratios to average net assets (annualized)
Gross expenses	1.99%	1.98%	1.96%	1.93%	1.89%
Net expenses	1.85%	1.85%	1.84%	1.84%	1.84%
Net investment loss	(1.01)%	(1.08)%	(0.60)%	(0.78)%	(1.01)%
Supplemental data
Portfolio turnover rate	18%[5]	9%[5]	16%	6%	4%
Net assets, end of period (000s omitted)	$1,550	$2,811	$7,304	$20,570	$39,046

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Total return reflects adjustments to conform with generally accepted accounting principles.

[5]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2016	2015	2014[1]	2013[1]	2012[1]
Net asset value, beginning of period	$25.97	$33.08	$48.76	$64.66	$78.43
Net investment loss	(0.24)[2]	(0.35)[2]	(0.22)[2]	(0.46)[2]	(0.75)[2]
Net realized and unrealized gains (losses) on investments	3.37	(6.76)	(15.25)	(13.21)	(12.18)

Total from investment operations	3.13	(7.11)	(15.47)	(13.67)	(12.93)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.35)
Net realized gains	0.00	0.00	(0.21)	(2.23)	(0.49)

Total distributions to shareholders	0.00	0.00	(0.21)	(2.23)	(0.84)
Net asset value, end of period	$29.10	$25.97	$33.08	$48.76	$64.66
Total return[3]	12.05%	(21.49)%	(31.67)%	(21.74)%	(16.58)%
Ratios to average net assets (annualized)
Gross expenses	1.99%	1.98%	1.97%	1.93%	1.89%
Net expenses	1.85%	1.85%	1.84%	1.84%	1.84%
Net investment loss	(0.99)%	(1.06)%	(0.62)%	(0.77)%	(0.99)%
Supplemental data
Portfolio turnover rate	18%[4]	9%[4]	16%	6%	4%
Net assets, end of period (000s omitted)	$52,648	$59,074	$94,865	$191,782	$290,513

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2016	2015	2014[1]	2013[1]	2012[1]
Net asset value, beginning of period	$29.17	$36.82	$53.75	$70.42	$85.70
Net investment income (loss)	(0.03)[2]	(0.06)[2]	0.10 [2]	0.08 [2]	(0.06)[2]
Net realized and unrealized gains (losses) on investments	3.84	(7.59)	(16.82)	(14.52)	(13.41)

Total from investment operations	3.81	(7.65)	(16.72)	(14.44)	(13.47)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(1.32)
Net realized gains	0.00	0.00	(0.21)	(2.23)	(0.49)

Total distributions to shareholders	0.00	0.00	(0.21)	(2.23)	(1.81)
Net asset value, end of period	$32.98	$29.17	$36.82	$53.75	$70.42
Total return	13.06%	(20.78)%	(31.06)%	(21.05)%	(15.81)%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.07%	1.04%	1.01%	0.94%
Net expenses	0.96%	0.96%	0.95%	0.95%	0.92%
Net investment income (loss)	(0.10)%	(0.17)%	0.26%	0.13%	(0.08)%
Supplemental data
Portfolio turnover rate	18%[3]	9%[3]	16%	6%	4%
Net assets, end of period (000s omitted)	$16,114	$21,917	$32,230	$53,142	$53,497

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2016	2015	2014[1]	2013[1]	2012[1]
Net asset value, beginning of period	$29.33	$36.96	$53.87	$70.43	$85.84
Net investment income	0.02 [2]	0.01 [2]	0.16 [2]	0.19	0.12
Net realized and unrealized gains (losses) on investments	3.86	(7.64)	(16.86)	(14.52)	(13.45)

Total from investment operations	3.88	(7.63)	(16.70)	(14.33)	(13.33)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(1.59)
Net realized gains	0.00	0.00	(0.21)	(2.23)	(0.49)

Total distributions to shareholders	0.00	0.00	(0.21)	(2.23)	(2.08)
Net asset value, end of period	$33.21	$29.33	$36.96	$53.87	$70.43
Total return	13.23%	(20.64)%	(30.95)%	(20.89)%	(15.64)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.80%	0.79%	0.75%	0.71%
Net expenses	0.80%	0.79%	0.78%	0.75%	0.71%
Net investment income	0.06%	0.03%	0.41%	0.32%	0.14%
Supplemental data
Portfolio turnover rate	18%[3]	9%[3]	16%	6%	4%
Net assets, end of period (000s omitted)	$60,156	$43,014	$41,993	$59,349	$78,846

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in precious metals and minerals through Wells Fargo Special Investments (Cayman) SPC (the “Subsidiary”), a wholly owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2016, the Subsidiary held $19,316,430 in gold bullion representing 99.99% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2016, the Fund held $19,317,430 in the Subsidiary, representing 5.27% of the Fund’s net assets.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in commodities are valued at their last traded price.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to

22	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	23

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, dividends from certain securities and passive foreign investment companies. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Consolidated Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(454,619)	$3,963,082	$(3,508,463)

As of March 31, 2016, the Fund had capital loss carryforwards which consist of $10,143,468 in short-term capital losses and $138,747,186 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets

Common stocks
Australia	$11,550,334	$0	$0	$11,550,334
Canada	189,812,572	32,404,371	0	222,216,943
Peru	2,242,180	0	0	2,242,180
South Africa	15,751,591	0	0	15,751,591
United Kingdom	50,337,121	0	0	50,337,121
United States	34,188,805	0	0	34,188,805

Commodities	19,316,430	0	0	19,316,430

Short-term investments
Investment companies	10,291,007	0	0	10,291,007
Total assets	$333,490,040	$32,404,371	$0	$365,894,411

24	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.60% and declined to 0.45% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Consolidated Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

The Subsidiary has entered into separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses before consolidation of its wholly-owned subsidiary at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 0.95% for Administrator Class shares, and 0.79% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	25

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2016, Funds Distributor received $16,199 from the sale of Class A shares and $1,476 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $51,709,887 and $76,858,603, respectively. These amounts include purchases and sales transactions of the Subsidiary.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended March 31, 2016 and March 31, 2015, the Fund did not have any distributions paid to shareholders.

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$2,444,356	$24,311,752	$(148,890,654)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors or geographic region. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Precious Metals Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of the Wells Fargo Precious Metals Fund (formerly known as Wells Fargo Advantage Precious Metals Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Precious Metals Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

Other information (unaudited)	Wells Fargo Precious Metals Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $277,282 of income dividends paid during the fiscal year ended March 31, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended March 31, 2016. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$277,282	$0.0244	100%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Precious Metals Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Precious Metals Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

30	Wells Fargo Precious Metals Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241821 05-16 A316/AR316 03-16

Annual Report

March 31, 2016

Wells Fargo Specialized Technology Fund

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The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Specialized Technology Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Specialized Technology Fund for the 12-month period that ended March 31, 2016. During this period, which began with the second quarter of 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth stayed modest amid ongoing pressures such as slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed). International economies faced deeper ongoing challenges.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter, and U.S. Fed officials, who kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—struggled under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they did sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected by troubles elsewhere. The European Central Bank (ECB) warned, though, that China’s slowing could lead to slower growth and lower inflation rates in the eurozone than previously forecast and indicated additional stimulus could be provided should this occur.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s slowdown, continued to negatively affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, with modest growth, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth,

Letter to shareholders (unaudited)	Wells Fargo Specialized Technology Fund	3

falling commodity prices, and uncertainty over the timing and impact of Fed interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the ECB announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment that the country’s growth has been slowing. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Information technology (IT) stocks delivered positive results overall for the 12-month reporting period.

During the second quarter of 2015, the IT sector performed roughly in line with the broad U.S. stock market, pressured by similar investor concerns. In the third quarter of 2015, IT stocks declined overall, although less than the broader market; worried investors gravitated toward more defensive sectors as commodity prices weakened, the timing of a Fed interest-rate increase became less certain, and economies in emerging markets continued to struggle. IT stocks generally rebounded in the third quarter of 2015, aided by moderation of investors’ concerns about global growth and favorable earnings reports from a number of IT companies. In the first quarter of 2016, however, investors displayed a heavily defensive posture, primarily earlier in the quarter as oil prices continued to decline. Roughly halfway through the quarter, encouraging economic data led to a market rally. Within IT, investors tended to favor a select group of mega-cap stocks throughout much of the reporting period, reflecting ongoing risk aversion. Despite volatility within IT stocks over the 12-month period, the IT sector as a whole outperformed the broader U.S. stock market.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Despite volatility within IT stocks over the 12-month period, the IT sector as a whole outperformed the broader U.S. stock market.

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC

Portfolio managers

Huachen Chen, CFA®

Walter C. Price, Jr., CFA®

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSTX)	9-18-2000	(6.41)	7.60	8.22	(0.66)	8.88	8.86	1.45	1.45
Class B (WFTBX)*	9-18-2000	(6.44)	7.76	8.30	(1.44)	8.05	8.30	2.20	2.20
Class C (WFTCX)	9-18-2000	(2.45)	8.05	8.04	(1.45)	8.05	8.04	2.20	2.20
Administrator Class (WFTDX)	7-30-2010	–	–	–	(0.56)	9.08	8.97	1.37	1.34
S&P North American Technology Index[4]	–	–	–	–	8.79	13.41	9.54	–	–
S&P 500 Index[5]	–	–	–	–	1.78	11.58	7.01	–	–
*	Class B shares are closed to investment, except in connection with reinvestment of any distributions and permitted exchanges.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in technology-related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, nondiversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	5

Growth of $10,000 investment as of March 31, 2016[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.50% for Class A, 2.25% for Class B, 2.25% for Class C, and 1.33% for Administrator Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P North American Technology Index (formerly the Goldman Sachs Technology Index) is a modified market-capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

**	This security was not held in the Fund at the end of the reporting period.

6	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the S&P North American Technology Index for the 12-month period that ended March 31, 2016.

■	The Fund’s underweights or lack of exposure to select mega-cap stocks detracted from performance, as did its positioning in certain companies that were pressured during the period. Our selection of stocks experiencing unique growth drivers and the Fund’s relative weightings to certain stocks positively contributed to the Fund’s absolute and relative performance.

■	Stock-market volatility increased during the second half of the period, and investors shifted assets to investments with fewer perceived risks. In general, investors sold off stocks with high-growth expectations and high valuations in favor of larger companies with stable free-cash-flow generation and dividend yields.

We believe one of the most attractive qualities of the information technology (IT) sector is the regular emergence of new and disruptive trends. Many of these new technologies could potentially expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies within the sector. Our primary goal always has been to identify these major trends ahead of the crowd and invest in the emerging leaders.

The Fund’s underweights to mega- and large-cap companies hindered performance; its exposures to certain pressured companies also detracted.

Historically, we have maintained a sizable underweight to mega-cap/large-cap companies, generally found in the traditional hardware and software markets, that tend to lack the robust growth rates advocated by our strategy. We since have moderated our view on mega caps and large caps largely because some of them have adapted to transition into new technology markets, which could accelerate their growth and lead to higher valuations. In general, we reduce our underweight to mega caps/large caps during periods of high investor risk aversion; however, the transition to new technology markets caused us to increase our exposure to mega caps and large caps even more than we typically would.

Semiconductor maker Skyworks Solutions, Incorporated, which makes semiconductors for smartphones and is a key supplier for Apple Incorporated’s iPhone, was among the Fund’s top detractors. The company’s shares declined as several smartphone-component suppliers lowered their guidance due to reduced demand. We believe Skyworks’ diversified exposure to the broader market coupled with the increasing content needs for most major smartphone platforms may generate attractive growth over time; besides smartphone semiconductors, the company supplies chips for the connected-home, smart-energy, wearables, and automotive markets.

The Fund’s largest detractors from relative performance included its underweight to Alphabet Incorporated (also known as Google). The company has been demonstrating an ability to capture some of the growth in mobile/video ads as advertisers shift spending away from traditional and internet media. Also, during the period, Google’s new chief financial officer emphasized that the company will focus more on maximizing shareholder value, which boosted investors’ optimism. We added to our position in Google during the period based on its progress in mobile/video ads and improved visibility into its operations. Overweights to Vipshop Holdings Limited** and Criteo S.A. and an underweight to Microsoft Corporation detracted from relative returns as well.

Also during the period, we continued to maintain large positions in several mid-cap companies that we believe could be future winners, especially in the mobile/consumer internet, data/network security, and cloud-computing groups. Our strategy can be somewhat disadvantaged in environments characterized by heightened macroeconomic uncertainty, when investors tend to value cash and yield over growth.

Select stocks contributed positively to the Fund’s performance, as did decisions to underweight or eliminate exposure to certain benchmark holdings.

Chinese online-gaming service provider NetEase, Incorporated, was among the Fund’s top contributors. NetEase, China’s leading online-games company, has exposure to a variety of internet segments, including news, email, and e-commerce. We believe investors may not be fully appreciating the potential upside from the company’s transition to mobile games, which have emerged as the driving force behind China’s online-gaming industry, and NetEase’s rich mobile-game pipeline.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	7

The Fund’s lack of exposure to IBM Corporation and underweights to certain holdings added to relative returns. In addition to the negative effects of the broad market sell-off, IBM continues to face company-specific challenges. The company’s disappointing 2016 forecast indicates ongoing issues as a shift to new technologies has not yet offset a persistent decline in demand for IBM’s traditional products. While the company’s new technologies include offerings in attractive growth areas such as cloud computing and data analytics, we believe the company’s transition started too late; its competitors have massive leads in these areas. IBM faces multiple challenges, and we believe it may take a considerable amount of time for the company to become competitive in new technology markets. Additionally, the Fund’s underweights to QUALCOMM Incorporated, Intel Corporation, and Hewlett-Packard Company boosted relative returns.

We retain an optimistic outlook for the sector and the Fund.

Looking forward, we continue to believe the IT sector can provide some of the stock markets’ best absolute- and relative-return opportunities, especially for bottom-up stock pickers like us. We have observed a wave of innovation within the sector that we believe could produce attractive returns for companies offering best-in-class solutions. We also see a number of companies with present valuations that in our view do not fully reflect positive company- and/or industry-specific tailwinds.

Ten largest holdings (%) as of March 31, 2016[7]
Microsoft Corporation	7.91
Facebook Incorporated Class A	7.58
Apple Incorporated	6.32
Amazon.com Incorporated	4.50
Visa Incorporated Class A	4.24
Alphabet Incorporated Class A	4.04
Alphabet Incorporated Class C	4.00
Cisco Systems Incorporated	3.64
Oracle Corporation	3.47
Skyworks Solutions Incorporated	2.72

Industry distribution as of March 31, 2016[8]

Please see footnotes on page 5.

8	Wells Fargo Specialized Technology Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,059.48	$7.45	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.76	$7.30	1.45%
Class B
Actual	$1,000.00	$1,055.49	$11.29	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.02	$11.06	2.20%
Class C
Actual	$1,000.00	$1,055.66	$11.29	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.02	$11.06	2.20%
Administrator Class
Actual	$1,000.00	$1,060.84	$6.85	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.71	1.33%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Specialized Technology Fund	9

Security name	Shares	Value

Common Stocks: 98.50%

Consumer Discretionary: 8.78%

Household Durables: 1.21%
Garmin Limited «	95,206	$3,804,432

Internet & Catalog Retail: 5.28%
Amazon.com Incorporated †	23,822	14,141,692
Expedia Incorporated	1,412	152,242
Netflix Incorporated †	7,412	757,729
The Priceline Group Incorporated †	1,192	1,536,440

		16,588,103

Media: 2.29%
Comcast Corporation Class A	117,482	7,175,801

Financials: 0.47%

REITs: 0.47%
American Tower Corporation	14,368	1,470,852

Information Technology: 86.56%

Communications Equipment: 5.89%
Cisco Systems Incorporated	401,708	11,436,627
Palo Alto Networks Incorporated †	16,367	2,670,112
QUALCOMM Incorporated	86,263	4,411,490

		18,518,229

Electronic Equipment, Instruments & Components: 1.91%
CDW Corporation of Delaware	11,648	483,392
Corning Incorporated	172,765	3,609,061
Ingram Micro Incorporated Class A	48,828	1,753,413
Tech Data Corporation †	1,960	150,469

		5,996,335

Internet Software & Services: 19.11%
Alphabet Incorporated Class A †	16,625	12,683,213
Alphabet Incorporated Class C †	16,885	12,578,481
Criteo SA ADR †	64,664	2,678,383
Facebook Incorporated Class A †	208,544	23,794,870
NetEase Incorporated ADR	16,008	2,298,429
Tencent Holdings Limited	159,700	3,260,969
Youku.com Incorporated ADR †	99,365	2,731,544

		60,025,889

IT Services: 14.18%
Accenture plc Class A	28,485	3,287,169
Automatic Data Processing Incorporated	51,856	4,652,002
Cognizant Technology Solutions Corporation Class A †	33,853	2,122,583
Computer Sciences Corporation	38,376	1,319,751
Fidelity National Information Services Incorporated	29,935	1,895,185

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Specialized Technology Fund	Portfolio of investments—March 31, 2016

Security name	Shares	Value

IT Services (continued)
Fiserv Incorporated †	28,025	$2,874,805
Global Payments Incorporated	32,255	2,106,252
MasterCard Incorporated Class A	12,895	1,218,578
Paychex Incorporated	14,854	802,265
PayPal Holdings Incorporated †	108,326	4,181,384
Sabre Corporation	65,200	1,885,584
Total System Services Incorporated	54,565	2,596,203
Vantiv Incorporated Class A †	41,945	2,259,997
Visa Incorporated Class A	174,294	13,330,005

		44,531,763

Semiconductors & Semiconductor Equipment: 15.19%
Analog Devices Incorporated	18,290	1,082,585
Applied Materials Incorporated	239,105	5,064,244
Atmel Corporation	513,750	4,171,650
Broadcom Limited	55,001	8,497,655
Intel Corporation	47,985	1,552,315
KLA-Tencor Corporation	23,496	1,710,744
Lam Research Corporation	86,918	7,179,427
Maxim Integrated Products Incorporated	51,430	1,891,595
Microchip Technology Incorporated «	70,380	3,392,316
Micron Technology Incorporated †	54,055	565,956
Skyworks Solutions Incorporated	109,612	8,538,775
Taiwan Semiconductor Manufacturing Company Limited ADR	78,610	2,059,582
Texas Instruments Incorporated	24,820	1,425,164
Xilinx Incorporated	12,220	579,595

		47,711,603

Software: 20.60%
Activision Blizzard Incorporated	56,333	1,906,309
Adobe Systems Incorporated †	35,137	3,295,851
Electronic Arts Incorporated †	35,904	2,373,613
Fortinet Incorporated †	7,140	218,698
Imperva Incorporated †	82,738	4,178,269
Intuit Incorporated	61,170	6,362,292
Microsoft Corporation	449,735	24,838,864
Oracle Corporation	266,497	10,902,392
Proofpoint Incorporated «†	33,002	1,774,848
Salesforce.com Incorporated †	74,765	5,519,900
Tableau Software Incorporated Class A †	37,575	1,723,565
The Sage Group plc	177,985	1,607,912

		64,702,513

Technology Hardware, Storage & Peripherals: 9.68%
Apple Incorporated	182,173	19,855,035
EMC Corporation	156,190	4,162,464
Hewlett Packard Enterprise Company	229,640	4,071,517
NetApp Incorporated	79,320	2,164,643
Western Digital Corporation	3,360	158,726

		30,412,385

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Specialized Technology Fund	11

Security name		Shares	Value

Telecommunication Services: 2.69%

Diversified Telecommunication Services: 2.69%
AT&T Incorporated		123,339	$4,831,189
Verizon Communications Incorporated		66,971	3,621,792

			8,452,981

Total Common Stocks (Cost $242,733,193)			309,390,886

	Yield
Short-Term Investments: 4.07%

Investment Companies: 4.07%
Securities Lending Cash Investments LLC (l)(r)(u)	0.43%	8,260,400	8,260,400
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44	4,530,239	4,530,239

Total Short-Term Investments (Cost $12,790,639)			12,790,639

Total investments in securities (Cost $255,523,832) *	102.57%	322,181,525
Other assets and liabilities, net	(2.57)	(8,077,755)

Total net assets	100.00%	$314,103,770

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $259,864,431 and unrealized gains (losses) consists of:

Gross unrealized gains	$67,097,192
Gross unrealized losses	(4,780,098)

Net unrealized gains	$62,317,094

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Specialized Technology Fund	Statement of assets and liabilities—March 31, 2016

Assets
Investments
In unaffiliated securities (including $8,074,518 of securities loaned), at value (cost $242,733,193)	$309,390,886
In affiliated securities, at value (cost $12,790,639)	12,790,639

Total investments, at value (cost $255,523,832)	322,181,525
Cash	16,994
Foreign currency, at value (cost $14)	13
Receivable for investments sold	1,715,226
Receivable for Fund shares sold	458,372
Receivable for dividends	89,599
Receivable for securities lending income	2,310
Prepaid expenses and other assets	16,659

Total assets	324,480,698

Liabilities
Payable for investments purchased	1,648,054
Payable for Fund shares redeemed	83,183
Payable upon receipt of securities loaned	8,260,400
Management fee payable	230,426
Distribution fees payable	8,558
Administration fees payable	51,976
Accrued expenses and other liabilities	94,331

Total liabilities	10,376,928

Total net assets	$314,103,770

NET ASSETS CONSIST OF
Paid-in capital	$234,303,815
Accumulated net investment loss	(250,851)
Accumulated net realized gains on investments	13,393,114
Net unrealized gains on investments	66,657,692

Total net assets	$314,103,770

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$267,811,347
Shares outstanding – Class A1	28,524,681
Net asset value per share – Class A	$9.39
Maximum offering price per share – Class A2	$9.96
Net assets – Class B	$122,276
Shares outstanding – Class B1	15,382
Net asset value per share – Class B	$7.95
Net assets – Class C	$13,797,110
Shares outstanding – Class C1	1,741,448
Net asset value per share – Class C	$7.92
Net assets – Administrator Class	$32,373,037
Shares outstanding – Administrator Class[1]	3,401,546
Net asset value per share – Administrator Class	$9.52

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2016	Wells Fargo Specialized Technology Fund	13

Investment income
Dividends (net of foreign withholding taxes of $10,462)	$2,643,652
Securities lending income, net	100,520
Income from affiliated securities	39,298

Total investment income	2,783,470

Expenses
Management fee	2,937,314
Administration fees
Class A	466,252
Class B	335
Class C	32,011
Administrator Class	38,906
Investor Class	218,304 [1]
Shareholder servicing fees
Class A	529,441
Class B	371
Class C	35,925
Administrator Class	79,526
Investor Class	170,334 [1]
Distribution fees
Class B	1,113
Class C	107,775
Custody and accounting fees	48,088
Professional fees	43,449
Registration fees	68,175
Shareholder report expenses	64,961
Trustees’ fees and expenses	18,659
Other fees and expenses	13,940

Total expenses	4,874,879
Less: Fee waivers and/or expense reimbursements	(15,252)

Net expenses	4,859,627

Net investment loss	(2,076,157)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	14,442,549
Forward foreign currency contract transactions	79,310

Net realized gains on investments	14,521,859
Net change in unrealized gains (losses) on investments	(15,139,717)

Net realized and unrealized gains (losses) on investments	(617,858)

Net decrease in net assets resulting from operations	$(2,694,015)

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Specialized Technology Fund	Statement of changes in net assets

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment loss		$(2,076,157)		$(1,928,741)
Net realized gains on investments		14,521,859		39,950,258
Net change in unrealized gains (losses) on investments		(15,139,717)		1,502,311

Net increase (decrease) in net assets resulting from operations		(2,694,015)		39,523,828

Distributions to shareholders from
Net realized gains
Class A		(33,866,092)		(18,125,259)
Class B		(18,254)		(22,156)
Class C		(2,084,431)		(1,636,338)
Administrator Class		(3,712,334)		(3,932,263)
Investor Class		0 [1]		(12,824,710)

Total distributions to shareholders		(39,681,111)		(36,540,726)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	12,556,326	135,884,127	1,762,029	19,362,721
Class B	2,502	23,835	2,720	25,600
Class C	330,874	3,019,167	408,438	3,904,420
Administrator Class	964,355	9,840,317	967,647	10,482,691
Investor Class	822,710 [1]	8,868,739 [1]	1,543,345	16,797,703

		157,636,185		50,573,135

Reinvestment of distributions
Class A	3,418,828	32,889,128	1,669,631	17,397,551
Class B	2,234	18,254	2,371	21,580
Class C	233,582	1,901,356	156,108	1,415,903
Administrator Class	335,670	3,272,786	336,308	3,541,324
Investor Class	0 [1]	0 [1]	1,223,851	12,617,907

		38,081,524		34,994,265

Payment for shares redeemed
Class A	(3,097,245)	(30,864,012)	(2,321,229)	(25,436,134)
Class B	(9,094)	(82,246)	(22,695)	(223,733)
Class C	(338,441)	(2,967,650)	(200,360)	(1,924,869)
Administrator Class	(830,486)	(8,685,149)	(1,322,475)	(14,127,800)
Investor Class	(12,028,498)[1]	(129,965,727)[1]	(1,422,163)	(15,304,661)

		(172,564,784)		(57,017,197)

Net increase in net assets resulting from capital share transactions		23,152,925		28,550,203

Total increase (decrease) in net assets		(19,222,201)		31,533,305

Net assets
Beginning of period		333,325,971		301,792,666

End of period		$314,103,770		$333,325,971

Accumulated net investment loss		$(250,851)		$(539,030)

[1]	For the period from April 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	15

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.74	$10.65	$8.15	$8.40	$8.88
Net investment loss	(0.06)	(0.06)	(0.06)	(0.03)[1]	(0.07)
Net realized and unrealized gains (losses) on investments	0.02	1.43	3.07	(0.00)[2]	(0.05)

Total from investment operations	(0.04)	1.37	3.01	(0.03)	(0.12)
Distributions to shareholders from
Net realized gains	(1.31)	(1.28)	(0.51)	(0.22)	(0.36)
Net asset value, end of period	$9.39	$10.74	$10.65	$8.15	$8.40
Total return[3]	(0.66)%	13.24%	37.27%	(0.17)%	(0.74)%
Ratios to average net assets (annualized)
Gross expenses	1.45%	1.52%	1.60%	1.64%	1.70%
Net expenses	1.45%	1.51%	1.56%	1.63%	1.70%
Net investment loss	(0.53)%	(0.58)%	(0.63)%	(0.34)%	(0.92)%
Supplemental data
Portfolio turnover rate	153%	119%	132%	127%	169%
Net assets, end of period (000s omitted)	$267,811	$168,108	$154,833	$115,145	$144,308

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.36	$9.50	$7.37	$7.67	$8.20
Net investment loss	(0.12)[1]	(0.13)[1]	(0.12)[1]	(0.08)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	0.02	1.27	2.76	(0.00)[2]	(0.04)

Total from investment operations	(0.10)	1.14	2.64	(0.08)	(0.17)
Distributions to shareholders from
Net realized gains	(1.31)	(1.28)	(0.51)	(0.22)	(0.36)
Net asset value, end of period	$7.95	$9.36	$9.50	$7.37	$7.67
Total return[3]	(1.44)%	12.40%	36.18%	(0.84)%	(1.54)%
Ratios to average net assets (annualized)
Gross expenses	2.20%	2.28%	2.35%	2.39%	2.45%
Net expenses	2.20%	2.27%	2.32%	2.38%	2.45%
Net investment loss	(1.37)%	(1.34)%	(1.36)%	(1.09)%	(1.69)%
Supplemental data
Portfolio turnover rate	153%	119%	132%	127%	169%
Net assets, end of period (000s omitted)	$122	$185	$355	$473	$851

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.33	$9.47	$7.35	$7.65	$8.18
Net investment loss	(0.12)[1]	(0.13)[1]	(0.12)[1]	(0.08)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	0.02	1.27	2.75	(0.00)[2]	(0.05)

Total from investment operations	(0.10)	1.14	2.63	(0.08)	(0.17)
Distributions to shareholders from
Net realized gains	(1.31)	(1.28)	(0.51)	(0.22)	(0.36)
Net asset value, end of period	$7.92	$9.33	$9.47	$7.35	$7.65
Total return[3]	(1.45)%	12.44%	36.14%	(0.84)%	(1.55)%
Ratios to average net assets (annualized)
Gross expenses	2.20%	2.27%	2.35%	2.39%	2.45%
Net expenses	2.20%	2.26%	2.31%	2.38%	2.45%
Net investment loss	(1.34)%	(1.33)%	(1.38)%	(1.09)%	(1.66)%
Supplemental data
Portfolio turnover rate	153%	119%	132%	127%	169%
Net assets, end of period (000s omitted)	$13,797	$14,143	$10,907	$6,563	$7,194

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.86	$10.74	$8.20	$8.43	$8.88
Net investment loss	(0.05)	(0.05)	(0.05)	(0.01)[1]	(0.06)
Net realized and unrealized gains (losses) on investments	0.02	1.45	3.10	(0.00)[2]	(0.03)

Total from investment operations	(0.03)	1.40	3.05	(0.01)	(0.09)
Distributions to shareholders from
Net realized gains	(1.31)	(1.28)	(0.51)	(0.22)	(0.36)
Net asset value, end of period	$9.52	$10.86	$10.74	$8.20	$8.43
Total return	(0.56)%	13.42%	37.54%	0.07%	(0.51)%
Ratios to average net assets (annualized)
Gross expenses	1.35%	1.36%	1.44%	1.48%	1.53%
Net expenses	1.33%	1.35%	1.40%	1.42%	1.50%
Net investment loss	(0.48)%	(0.42)%	(0.48)%	(0.14)%	(0.64)%
Supplemental data
Portfolio turnover rate	153%	119%	132%	127%	169%
Net assets, end of period (000s omitted)	$32,373	$31,842	$31,681	$17,008	$7,546

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Specialized Technology Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent

20	Wells Fargo Specialized Technology Fund	Notes to financial statements

broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Specialized Technology Fund	21

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(2,418,981)	$2,364,336	$54,645

As of March 31, 2016, the Fund had a qualified late-year ordinary loss of $250,851 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

22	Wells Fargo Specialized Technology Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$27,568,336	$0	$0	$27,568,336
Financials	1,470,852	0	0	1,470,852
Information technology	271,898,717	0	0	271,898,717
Telecommunication Services	8,452,981	0	0	8,452,981

Short-term investments
Investment companies	4,530,239	0	0	4,530,239
Investments measured at net asset value*				8,260,400
	$313,921,125	$0	$0	$322,181,525

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $8,260,400 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.90% and declining to 0.78% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.85% and declined to 0.75% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investors U.S. LLC, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to July 1, 2015, the subadviser received a fee at an annual rate which started at 0.90% and declined to 0.55% as the average daily net assets of the Fund increased.

Notes to financial statements	Wells Fargo Specialized Technology Fund	23

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Investor Class	0.32	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, and 1.33% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2015, the Fund’s expenses were capped at 1.35% for Administrator Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2016, Funds Distributor received $14,840 from the sale of Class A shares and $40 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $478,013,902 and $489,135,033, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2016, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of March 31, 2016, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $15,924 and $166,518 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended March 31, 2016.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

24	Wells Fargo Specialized Technology Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2016 and March 31, 2015 were as follows:

	Year ended March 31
	2016	2015
Ordinary income	$0	$18,311,647
Long-term capital gain	39,681,111	18,229,079

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$17,733,712	$62,317,094	$(250,851)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, would be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in the sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Specialized Technology Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Specialized Technology Fund (formerly known as Wells Fargo Advantage Specialized Technology Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Specialized Technology Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

26	Wells Fargo Specialized Technology Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $39,681,111 was designated as long-term capital gain distributions for the fiscal year ended March 31, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Specialized Technology Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo Specialized Technology Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

List of abbreviations	Wells Fargo Specialized Technology Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241822 05-16 A317/AR317 03-16

Annual Report

March 31, 2016

Wells Fargo Utility and Telecommunications Fund

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The views expressed and any forward-looking statements are as of March 31, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Utility and Telecommunications Fund for the 12-month period that ended March 31, 2016. During this period, which began with the second quarter of 2015, U.S. and international stock markets experienced heightened volatility, with intermittent rebounds interspersed with sell-offs. The U.S. economy displayed resilience throughout the period, although growth stayed modest amid ongoing pressures such as slowing growth in China, a strengthening U.S. dollar, and uncertainty regarding interest-rate increases by the U.S. Federal Reserve (Fed). International economies faced deeper ongoing challenges.

U.S. stocks experienced challenges during the second quarter of 2015.

The broad U.S. stock market fluctuated widely, eventually eking out a small quarterly gain. Mid- and large-cap stocks at times were pressured by investor concerns over the potentially negative effects of financially troubled overseas economies and of a strengthening U.S. dollar on the profits of U.S. multinational firms. The U.S. economy picked up traction during the quarter, and U.S. Fed officials, who kept interest rates low while waiting for the U.S. jobs market to sufficiently improve and for inflation to approach their 2% target, made clear they could take action soon. Throughout the quarter, non-U.S. markets also experienced volatility, triggered by uncertainty over the potential impact of financial challenges in other locations—most notably in Greece and Puerto Rico. Questions over slower growth in China caused investor concern as well.

In the third quarter of 2015, China’s slowdown took a toll on economies and markets worldwide.

U.S. stocks sagged during the quarter, experiencing the most volatility since 2011. Economic data released during the quarter suggested the U.S. economy remained solid but had lost some steam, burdened by the drag of the U.S. dollar’s strength coupled with global economic turmoil. The fact that the Fed left the federal funds interest rate unchanged at its September 2015 meeting surprised investors and fueled increased uncertainty about the U.S. economy’s stamina to remain healthy while facing the challenges of slowing in China and troubles elsewhere in the world. Outside the U.S., markets were even more volatile and delivered generally weaker quarterly results, also largely due to investors’ increasing anxiety over China’s weakened economy. Because China is the world’s largest importer of many commodities, a number of emerging markets—key commodities exporters—struggled under the dual strains of reduced demand for commodities and, because of weaker demand, lower prices for the commodities they did sell. In the eurozone, however, where only about 3% of exports are sent to China, household spending and business investment appeared relatively unaffected by troubles elsewhere. The European Central Bank (ECB) warned, though, that China’s slowing could lead to slower growth and lower inflation rates in the eurozone than previously forecast and indicated additional stimulus could be provided should this occur.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While the broad U.S. stock market bounced back in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s slowdown, continued to negatively affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, with modest growth, although the strong U.S. dollar and weakness in international economies

Letter to shareholders (unaudited)	Wells Fargo Utility and Telecommunications Fund	3

continued to be headwinds. In December, the Fed, as expected, raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of Fed interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied back. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the ECB announced an expansion of its stimulus program. In China, the government in March set a growth rate of 6.5% to 7.0% for 2016, an acknowledgment that the country’s growth has been slowing. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Utilities and telecommunication services stocks delivered positive results overall for the 12-month reporting period.

During the second quarter of 2015, utilities stocks underperformed the broad U.S. stock market while telecom stocks delivered slightly better results than the broad market. Similar to bonds, utilities stocks are desired for the income they provide and thus are sensitive to interest-rate movements; as a result, they can underperform the broader stock market when investors believe interest rates will be rising soon. During the third quarter, utilities delivered positive results, significantly outperforming the broad U.S. stock market; telecom stocks declined along with the broader stock market. Utilities benefited as investors’ growing anxiety caused them to move toward investments perceived as more stable; utilities in particular are especially desirable in a defensive environment because many tend to deliver steady revenues and profits as a result of their regulated businesses. While telecom stocks rallied along with the broader U.S. stock market in the fourth quarter of 2015, utilities stocks underperformed; investors’ worries over declining prices for oil, natural gas, and other commodities likely influenced utilities’ weakness. However, in the defensive market environment during the first quarter of 2016, utilities and telecom stocks rallied strongly as many investors turned to the perceived stability of these sectors. Despite volatility within utilities and telecom stocks over the 12-month period, both sectors outperformed the broader U.S. stock market.

Despite volatility within utilities and telecom stocks over the 12-month period, both sectors outperformed the broader U.S. stock market.

4	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Portfolio manager

Timothy P. O’Brien , CFA®

Average annual total returns (%) as of March 31, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVUAX)	1-4-1994	(1.70)	9.21	7.41	4.30	10.51	8.05	1.18	1.15
Class B (EVUBX)*	1-4-1994	(1.48)	9.42	7.48	3.52	9.69	7.48	1.93	1.90
Class C (EVUCX)	9-2-1994	2.49	9.69	7.24	3.49	9.69	7.24	1.93	1.90
Administrator Class (EVUDX)	7-30-2010	–	–	–	4.49	10.75	8.20	1.10	0.96
Institutional Class (EVUYX)	2-28-1994	–	–	–	4.63	10.87	8.35	0.85	0.79
S&P Utilities Index[4]	–	–	–	–	15.96	13.68	9.10	–	–
S&P 500 Index[5]	–	–	–	–	1.78	11.58	7.01	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, non-diversification risk and subsidiary risk. Consult the fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	7

Growth of $10,000 investment as of March 31, 2016[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.14% for Class A, 1.89% for Class B, 1.89% for Class C, 0.95% for Administrator Class and 0.78% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[4]	The S&P Utilities Index is a market-value-weighted index, measuring the performance of all stocks within the utility sector of the S&P 500 Index. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the S&P Utilities Index for the 12-month period that ended March 31, 2016.

■	Holdings with greater sensitivity to energy and commodity prices detracted from returns, as did real estate investment trusts (REITs).

■	The Fund benefited from strength in regulated utilities and telecommunication services firms.

The Fund’s energy and REIT positions negatively affected relative performance

Energy prices continued to decline substantially during the 12-month reporting period. Oil prices fell sharply as weak demand failed to absorb increased production, especially in North America. Gas prices also were weak. High rates of gas production, particularly in the Marcellus and Utica shales and the Permian Basin, depressed prices; mild winter weather didn’t help the situation either. Energy-sensitive holdings that detracted from performance included Energy & Exploration Partners, Incorporated; Veresen Incorporated; Sempra Energy; and The Williams Companies, Incorporated. The Fund’s REIT positions generally dragged on performance. REIT detractors included Chatham Lodging Trust; Ashford Hospitality Trust, Incorporated; and Wheeler Real Estate Investment Trust, Incorporated. The Fund’s relatively large cash position in the first quarter of 2016 hindered performance as well.

Regulated utilities posted strong returns.

Some of the Fund’s best-performing utilities holdings were regulated network companies with little commodities exposure, including CMS Energy Corporation; Eversource Energy; Edison International; Alliant Energy Corporation; and PNM Resources, Incorporated.

We made only moderate changes to the Fund during the reporting period.

The Fund’s composition did not change dramatically during the reporting period, and turnover remained low. We initiated positions in American Campus Communities, Incorporated; CenturyLink, Incorporated; magicJack VocalTec Limited; and Sprint Corporation, among others. Also, positions we eliminated during the period included ITC Holdings Corporation; Ashford Hospitality Trust, Incorporated; Cellcom Israel Limited; Convergys Corporation; Veresen Incorporated; The Williams Companies, Incorporated; Wheeler Real Estate Investment Trust, Incorporated; and National Fuel Gas Company, among others.

Our outlook for utilities remains favorable.

In our view, the fundamentals of regulated network utilities appear strong. Regulated utilities have abundant opportunities to invest in their core business at returns we view as attractive. While the U.S. retains adequate generation capacity, regulatory mandates are requiring utilities to increase renewable-energy sources and reduce the country’s historical reliance on fossil fuels in general and coal in particular. The development of U.S. shale-gas production has been providing us with opportunities to make investments in gas gathering, processing, and transport infrastructure. Overall, utilities may be growing faster than at any time since the 1950s, and their growth could be sustainable for the intermediate term or longer. While our outlook for telecommunication services companies generally is less robust, select stocks do present opportunities.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	9

Ten largest holdings (%) as of March 31, 2016[7]
CMS Energy Corporation	6.40
Eversource Energy	6.24
NextEra Energy Incorporated	5.95
Edison International	5.88
Alliant Energy Corporation	5.42
Sempra Energy	5.23
Visa Incorporated Class A	5.19
PNM Resources Incorporated	5.09
Shenandoah Telecommunications Company	4.37
Chatham Lodging Trust	3.50

Industry distribution as of March 31, 2016[8]

Short-term interest rates have begun to normalize at a glacial pace; thus far, the modest tightening at the short end of the yield curve has not visibly affected the longer rates to which utilities stocks are sensitive. A continued low-interest-rate environment should help support the prices of utilities stocks because income-seeking investors favor their relatively generous dividends. Also, the tax environment remains reasonably favorable for utilities investors; the tax rate on qualified dividend income increased to 23.8% from 15.0% in 2013 with little visible impact on utilities-stock performance. However, the fairness of lower taxes on capital compared with the income tax rates paid by individuals and families has become an issue in the current presidential campaign and bears watching. We believe utilities stocks would be negatively affected by the elimination of the preferential tax rate on qualified dividend income. For now, we view the outlook for utilities as reasonably bright, with many important positives outweighing a few limited concerns.

Please see footnotes on page 7.

10	Wells Fargo Utility and Telecommunications Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2015 to March 31, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2015	Ending account value 3-31-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$1,104.20	$6.00	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.76	1.14%
Class B
Actual	$1,000.00	$1,100.35	$9.92	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.55	$9.52	1.89%
Class C
Actual	$1,000.00	$1,099.90	$9.92	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.55	$9.52	1.89%
Administrator Class
Actual	$1,000.00	$1,105.78	$5.00	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Institutional Class
Actual	$1,000.00	$1,106.22	$4.11	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%

[1]	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2016	Wells Fargo Utility and Telecommunications Fund	11

Security name	Shares	Value

Common Stocks: 90.06%

Consumer Discretionary: 3.46%

Media: 3.46%
Comcast Corporation Class A	225,100	$13,749,108

Energy: 0.99%

Oil, Gas & Consumable Fuels: 0.99%
EQT Corporation	58,600	3,941,436

Financials: 5.97%

REITs: 5.97%
American Campus Communities Incorporated	79,000	3,720,110
Ashford Hospitality Prime Incorporated	49,117	573,195
Chatham Lodging Trust	650,000	13,929,500
DuPont Fabros Technology Incorporated	11,000	445,830
Preferred Apartment Communities Incorporated	400,000	5,072,000

		23,740,635

Industrials: 0.04%

Construction & Engineering: 0.04%
Ameresco Incorporated Class A †	35,000	166,950

Information Technology: 7.09%

IT Services: 7.09%
MasterCard Incorporated Class A	80,000	7,560,000
Visa Incorporated Class A	270,000	20,649,600

		28,209,600

Telecommunication Services: 12.09%

Diversified Telecommunication Services: 6.10%
AT&T Incorporated	150,000	5,875,500
CenturyLink Incorporated #	340,000	10,866,400
magicJack VocalTec Limited «†	320,800	2,104,448
Verizon Communications Incorporated	100,000	5,408,000

		24,254,348

Wireless Telecommunication Services: 5.99%
Shenandoah Telecommunications Company	650,000	17,387,500
Sprint Corporation «†#	1,850,000	6,438,000

		23,825,500

Utilities: 60.42%

Electric Utilities: 30.52%
ALLETE Incorporated	10,000	560,700
American Electric Power Company Incorporated	175,000	11,620,000
Edison International	325,000	23,364,250
Eversource Energy	425,000	24,794,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utility and Telecommunications Fund	Portfolio of investments—March 31, 2016

Security name			Shares	Value

Electric Utilities (continued)
Great Plains Energy Incorporated			200,000	$6,450,000
IDACORP Incorporated			75,000	5,594,250
NextEra Energy Incorporated			200,000	23,668,000
PNM Resources Incorporated			600,000	20,232,000
Spark Energy Incorporated Class A (l)			281,837	5,073,066

				121,356,766

Gas Utilities: 0.79%
Snam SpA			500,000	3,132,069

Multi-Utilities: 25.64%
Alliant Energy Corporation			290,000	21,541,200
CenterPoint Energy Incorporated			250,000	5,230,000
CMS Energy Corporation			600,000	25,464,000
Dominion Resources Incorporated			175,000	13,146,000
Northwestern Corporation			102,411	6,323,880
Public Service Enterprise Group Incorporated			200,000	9,428,000
Sempra Energy			200,000	20,810,000

				101,943,080

Water Utilities: 3.47%
American Water Works Company Incorporated			200,000	13,786,000

Total Common Stocks (Cost $183,328,852)				358,105,492

	Interest rate	Maturity date	Principal
Convertible Debentures: 0.00%

Energy: 0.00%

Energy Equipment & Services: 0.00%
Energy & Exploration Partners Incorporated (s)(i)	8.00%	7-1-2019	$5,000,000	5,000

Total Convertible Debentures (Cost $5,000,000)				5,000

			Shares
Exchange-Traded Funds: 0.12%
Recon Capital NASDAQ 100 Covered Call ETF			21,500	481,170

Total Exchange-Traded Funds (Cost $512,990)				481,170

	Dividend yield
Preferred Stocks: 0.19%

Utilities: 0.19%

Electric Utilities: 0.19%
SCE Trust V ±	5.45		27,500	732,875

Total Preferred Stocks (Cost $687,500)				732,875

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2016	Wells Fargo Utility and Telecommunications Fund	13

Security name		Expiration date	Shares	Value

Warrants: 0.01%

Energy: 0.01%

Oil, Gas & Consumable Fuels: 0.01%
Kinder Morgan Incorporated †		5-27-2017	496,000	$18,104
Magnum Hunter Resources Corporation «†(a)		4-15-2016	140,000	0

Total Warrants (Cost $553,300)				18,104

	Yield
Short-Term Investments: 12.26%

Investment Companies: 12.26%
Securities Lending Cash Investments LLC (l)(r)(u)	0.43%		7,771,650	7,771,650
Wells Fargo Cash Investment Money Market Fund Select Class (l)(u)	0.44		40,990,641	40,990,641

Total Short-Term Investments (Cost $48,762,291)				48,762,291

Total investments in securities (Cost $238,844,933) *	102.64%	408,104,932
Other assets and liabilities, net	(2.64)	(10,492,425)

Total net assets	100.00%	$397,612,507

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $238,908,635 and unrealized gains (losses) consists of:

Gross unrealized gains	$176,254,004
Gross unrealized losses	(7,057,707)

Net unrealized gains	$169,196,297

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utility and Telecommunications Fund	Statement of assets and liabilities—March 31, 2016

Assets
Investments
In unaffiliated securities (including $7,312,078 of securities loaned), at value (cost $185,009,085)	$354,269,575
In affiliated securities, at value (cost $53,835,848)	53,835,357

Total investments, at value (cost $238,844,933)	408,104,932
Cash	26,141
Segregated cash	2,000
Foreign currency, at value (cost $342,333)	346,252
Receivable for investments sold	2,234,323
Receivable for Fund shares sold	187,205
Receivable for dividends	479,815
Receivable for securities lending income	16,301
Prepaid expenses and other assets	32,428

Total assets	411,429,397

Liabilities
Payable for investments purchased	5,073,557
Payable for Fund shares redeemed	371,971
Payable upon receipt of securities loaned	7,771,650
Written options, at value (premiums received $302,831)	173,334
Management fee payable	189,352
Distribution fees payable	37,511
Administration fees payable	67,493
Accrued expenses and other liabilities	132,022

Total liabilities	13,816,890

Total net assets	$397,612,507

NET ASSETS CONSIST OF
Paid-in capital	$251,650,353
Undistributed net investment income	646,272
Accumulated net realized losses on investments	(24,077,533)
Net unrealized gains on investments	169,393,415

Total net assets	$397,612,507

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$315,238,323
Shares outstanding – Class A1	16,857,997
Net asset value per share – Class A	$18.70
Maximum offering price per share – Class A2	$19.84
Net assets – Class B	$2,909,260
Shares outstanding – Class B1	155,100
Net asset value per share – Class B	$18.76
Net assets – Class C	$57,430,514
Shares outstanding – Class C1	3,071,204
Net asset value per share – Class C	$18.70
Net assets – Administrator Class	$6,739,722
Shares outstanding – Administrator Class[1]	360,093
Net asset value per share – Administrator Class	$18.72
Net assets – Institutional Class	$15,294,688
Shares outstanding – Institutional Class[1]	818,238
Net asset value per share – Institutional Class	$18.69

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2016	Wells Fargo Utility and Telecommunications Fund	15

Investment income
Dividends (net of foreign withholding taxes of $116,855)	$11,033,691
Interest	98,482
Securities lending income, net	59,712
Income from affiliated securities	52,210

Total investment income	11,244,095

Expenses
Management fee	2,542,730
Administration fees
Class A	690,826
Class B	9,966
Class C	127,946
Administrator Class	8,292
Institutional Class	15,591
Shareholder servicing fees
Class A	773,388
Class B	10,951
Class C	143,177
Administrator Class	17,090
Distribution fees
Class B	32,852
Class C	429,531
Custody and accounting fees	36,464
Professional fees	62,942
Registration fees	75,422
Shareholder report expenses	77,761
Trustees’ fees and expenses	19,132
Other fees and expenses	13,590

Total expenses	5,087,651
Less: Fee waivers and/or expense reimbursements	(226,756)

Net expenses	4,860,895

Net investment income	6,383,200

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	257,309
Written options	549,118

Net realized gains on investments	806,427

Net change in unrealized gains (losses) on:
Unaffiliated securities	6,746,612
Affiliated securities	(491)
Written options	129,497

Net change in unrealized gains (losses) on investments	6,875,618

Net realized and unrealized gains (losses) on investments	7,682,045

Net increase in net assets resulting from operations	$14,065,245

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utility and Telecommunications Fund	Statement of changes in net assets

	Year ended March 31, 2016		Year ended March 31, 2015

Operations
Net investment income		$6,383,200		$6,560,533
Net realized gains (losses) on investments		806,427		23,373,912
Net change in unrealized gains (losses) on investments		6,875,618		(9,639,771)

Net increase in net assets resulting from operations		14,065,245		20,294,674

Distributions to shareholders from
Net investment income
Class A		(5,017,303)		(6,403,863)
Class B		(37,027)		(104,423)
Class C		(553,510)		(693,137)
Administrator Class		(117,637)		(183,512)
Institutional Class		(272,938)		(306,091)

Total distributions to shareholders		(5,998,415)		(7,691,026)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	921,079	16,278,558	2,072,323	37,834,688
Class B	552	9,644	1,562	29,964
Class C	133,314	2,345,310	382,365	6,988,536
Administrator Class	89,892	1,573,242	260,834	4,786,634
Institutional Class	337,439	5,942,211	453,039	8,303,139

		26,148,965		57,942,961

Reinvestment of distributions
Class A	274,180	4,706,483	325,162	6,016,355
Class B	1,759	30,109	4,647	86,670
Class C	28,775	491,914	32,978	614,675
Administrator Class	6,530	112,501	8,290	153,428
Institutional Class	12,478	214,732	14,526	267,923

		5,555,739		7,139,051

Payment for shares redeemed
Class A	(3,057,415)	(53,748,727)	(3,436,374)	(62,486,613)
Class B	(261,426)	(4,631,829)	(363,882)	(6,686,336)
Class C	(577,794)	(10,133,822)	(387,363)	(7,054,107)
Administrator Class	(194,700)	(3,370,659)	(339,970)	(6,214,019)
Institutional Class	(308,285)	(5,341,959)	(273,028)	(4,941,344)

		(77,226,996)		(87,382,419)

Net decrease in net assets resulting from capital share transactions		(45,522,292)		(22,300,407)

Total decrease in net assets		(37,455,462)		(9,696,759)

Net assets
Beginning of period		435,067,969		444,764,728

End of period		$397,612,507		$435,067,969

Undistributed (overdistributed) net investment income		$646,272		$(9,772)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.23	$17.71	$15.85	$13.78	$12.59
Net investment income	0.31	0.29	0.36	0.36	0.28
Net realized and unrealized gains (losses) on investments	0.45	0.57	1.84	2.07	1.21

Total from investment operations	0.76	0.86	2.20	2.43	1.49
Distributions to shareholders from
Net investment income	(0.29)	(0.34)	(0.34)	(0.36)	(0.30)
Net asset value, end of period	$18.70	$18.23	$17.71	$15.85	$13.78
Total return[1]	4.30%	4.82%	14.12%	17.94%	12.01%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.22%	1.22%	1.23%	1.20%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.73%	1.57%	2.21%	2.47%	2.11%
Supplemental data
Portfolio turnover rate	15%	29%	20%	21%	36%
Net assets, end of period (000s omitted)	$315,238	$341,342	$350,029	$316,551	$288,228

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.28	$17.75	$15.87	$13.79	$12.59
Net investment income	0.21 [1]	0.16 [1]	0.24 [1]	0.24 [1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.42	0.55	1.85	2.09	1.22

Total from investment operations	0.63	0.71	2.09	2.33	1.40
Distributions to shareholders from
Net investment income	(0.15)	(0.18)	(0.21)	(0.25)	(0.20)
Net asset value, end of period	$18.76	$18.28	$17.75	$15.87	$13.79
Total return[2]	3.52%	3.98%	13.32%	17.08%	11.21%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.97%	1.97%	1.97%	1.95%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	1.16%	0.86%	1.46%	1.70%	1.35%
Supplemental data
Portfolio turnover rate	15%	29%	20%	21%	36%
Net assets, end of period (000s omitted)	$2,909	$7,573	$13,698	$17,240	$20,613

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.25	$17.73	$15.86	$13.79	$12.59
Net investment income	0.17 [1]	0.15	0.24 [1]	0.23	0.18 [1]
Net realized and unrealized gains (losses) on investments	0.45	0.57	1.85	2.09	1.22

Total from investment operations	0.62	0.72	2.09	2.32	1.40
Distributions to shareholders from
Net investment income	(0.17)	(0.20)	(0.22)	(0.25)	(0.20)
Net asset value, end of period	$18.70	$18.25	$17.73	$15.86	$13.79
Total return[2]	3.49%	4.04%	13.31%	17.03%	11.23%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.97%	1.97%	1.98%	1.95%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	0.99%	0.82%	1.46%	1.71%	1.36%
Supplemental data
Portfolio turnover rate	15%	29%	20%	21%	36%
Net assets, end of period (000s omitted)	$57,431	$63,632	$61,329	$57,431	$58,555

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.25	$17.73	$15.86	$13.79	$12.59
Net investment income	0.34	0.33	0.40	0.39	0.30 [1]
Net realized and unrealized gains (losses) on investments	0.45	0.56	1.84	2.07	1.23

Total from investment operations	0.79	0.89	2.24	2.46	1.53
Distributions to shareholders from
Net investment income	(0.32)	(0.37)	(0.37)	(0.39)	(0.33)
Net asset value, end of period	$18.72	$18.25	$17.73	$15.86	$13.79
Total return	4.49%	5.01%	14.41%	18.16%	12.32%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.06%	1.04%	1.04%	1.01%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.94%
Net investment income	1.93%	1.79%	2.38%	2.66%	2.32%
Supplemental data
Portfolio turnover rate	15%	29%	20%	21%	36%
Net assets, end of period (000s omitted)	$6,740	$8,365	$9,383	$5,803	$4,945

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$18.23	$17.74	$15.87	$13.80	$12.61
Net investment income	0.36 [1]	0.35 [1]	0.42	0.46	0.33
Net realized and unrealized gains (losses) on investments	0.45	0.54	1.85	2.03	1.21

Total from investment operations	0.81	0.89	2.27	2.49	1.54
Distributions to shareholders from
Net investment income	(0.35)	(0.40)	(0.40)	(0.42)	(0.35)
Net asset value, end of period	$18.69	$18.23	$17.74	$15.87	$13.80
Total return	4.63%	5.02%	14.58%	18.34%	12.42%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.79%	0.79%	0.80%	0.77%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.77%
Net investment income	2.03%	1.89%	2.56%	2.97%	2.50%
Supplemental data
Portfolio turnover rate	15%	29%	20%	21%	36%
Net assets, end of period (000s omitted)	$15,295	$14,156	$10,325	$8,317	$6,918

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2016, such fair value pricing was not used in pricing foreign securities.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	23

or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid

24	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid, foreign currency transactions and recognition of partnership income. At March 31, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$44,253	$271,259	$(315,512)

As of March 31, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $12,121,728 expiring in 2017.

As of March 31, 2016, the Fund had current year deferred post-October capital losses consisting of $11,892,103 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$13,749,108	$0	$0	$13,749,108
Energy	3,941,436	0	0	3,941,436
Financials	23,740,635	0	0	23,740,635
Industrials	166,950	0	0	166,950
Information technology	28,209,600	0	0	28,209,600
Telecommunication services	48,079,848	0	0	48,079,848
Utilities	240,217,915	0	0	240,217,915

Convertible debenture	0	5,000	0	5,000

Exchange-traded funds
Financials	481,170	0	0	481,170

Preferred stocks
Utilities	732,875	0	0	732,875

Warrants
Energy	0	18,104	0	18,104

Short-term investments
Investment companies	40,990,641	0	0	40,990,641
Investment measured at net asset value*				7,771,650
Total assets	$400,310,178	$23,104	$0	$408,104,932
Liabilities
Written options	$0	$173,334	$0	$173,334
Total liabilities	$0	$173,334	$0	$173,334

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $7,771,650 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the applicable subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.60% and declined to 0.45% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended March 31, 2016 have been included in management fee on the Statement of Operations.

For the year ended March 31, 2016, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Crow Point Partners, LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class B shares, 1.89% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2016, Funds Distributor received $12,111 from the sale of Class A shares and $444 in contingent deferred sales charges from redemptions of Class C shares.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2016 were $57,134,350 and $124,392,480, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
Spark Energy Incorporated Class A	0	281,837	0	281,837	$5,073,066	$0	$0

7. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2016, the Fund entered into written options for economic hedging purposes.

During the year ended March 31, 2016, the Fund had written option activities as follows:

	Call options		Put options
	Number of contracts	Premiums received	Number of contracts	Premiums received
Options outstanding at March 31, 2015	0	$0	0	$0
Options written	9,795	829,134	369	49,238
Options expired	(1,500)	(322,818)	(369)	(49,238)
Options closed	(3,500)	(203,485)	0	0
Options exercised	0	0	0	0
Options outstanding at March 31, 2016	4,795	$302,831	0	$0

Open call options written at March 31, 2016 were as follows:

Expiration date	Counterparty	Number of contracts	Strike price	Value
5-20-2016	JPMorgan	3,000	$4.00	$(47,684)
7-15-2016	JPMorgan	1,795	34.00	(125,650)

The Fund had an average of 1,240 written option contracts during the year ended March 31, 2016. As of March 31, 2016, the Fund had segregated $2,000 as cash collateral for written options.

At March 31, 2016, the Fund did not have any purchased options but had an average of 790 purchased option contracts during the year ended March 31, 2016.

A summary of derivative instruments by primary risk exposure is outlined in the following table, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

28	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2016 was as follows for the Fund:

	Amount of realized gains on derivatives		Change in unrealized gains (losses) on derivatives
	Unaffiliated securities	Written options	Unaffiliated securities	Written options
Equity contracts	$2,168,192*	$549,118	$0*	$129,497

*	Amount relates to purchased options

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged[1]	Net amount of liabilities
Written options	JPMorgan	$173,334	$0	$(173,334)	$0

[1]	Collateral pledged within this table is limited to the collateral for the net transaction with the counterparty.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds ) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance which was allocated to each participating fund.

For the year ended March 31, 2016, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $5,998,415 and $7,691,026 of ordinary income for the years ended March 31, 2016 and March 31, 2015, respectively.

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$654,308	$169,329,713	$(11,892,103)	$(12,121,728)

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	29

10. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility and telecommunications companies and, therefore, may be more affected by changes in the utility and telecommunications sectors than would be a fund whose investments are not heavily weighted in any sector.

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Utility and Telecommunications Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Utility and Telecommunications Fund (formerly known as Wells Fargo Advantage Utility and Telecommunications Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Utility and Telecommunications Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 25, 2016

Other information (unaudited)	Wells Fargo Utility and Telecommunications Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $5,998,428 of income dividends paid during the fiscal year ended March 31, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2016, $78,579 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Utility and Telecommunications Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Utility and Telecommunications Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 72 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 72 funds and Assistant Treasurer of 72 funds in the Fund Complex.
[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo Utility and Telecommunications Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

241823 05-16 A318/AR318 03-16

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2016	Fiscal year ended March 31, 2015
Audit fees	$267,703	$262,390
Audit-related fees	—	15,000
Tax fees (1)	38,125	27,090
All other fees	—	—

	$305,828	$304,480

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	May 25, 2016

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	May 25, 2016